                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                          DATED AS OF FEBRUARY 12, 2001

                                      AMONG

                           OPC FINANCIAL CORPORATION,

                        ORTHOLINK PHYSICIANS CORPORATION,

                            THE LENDERS NAMED HEREIN

                                       AND

                             BANK OF AMERICA, N.A.,

                            AS AGENT AND ISSUING BANK

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS.....................................................................................1
   Section 1.01 DEFINED TERMS.............................................................................1
   Section 1.02 TERMS GENERALLY..........................................................................21
   Section 1.03 TYPES OF BORROWINGS......................................................................22

ARTICLE II THE CREDITS...................................................................................22
   Section 2.01  RESTRUCTURING OF LOANS..................................................................22
   Section 2.02  COMMITMENT TO MAKE LOANS................................................................22
   Section 2.03  LOANS...................................................................................23
   Section 2.04  NOTICE OF BORROWINGS....................................................................25
   Section 2.05  NOTES; REPAYMENT OF LOANS...............................................................25
   Section 2.06  FEES....................................................................................25
   Section 2.07  INTEREST ON LOANS.......................................................................26
   Section 2.08  DEFAULT INTEREST........................................................................27
   Section 2.09  ALTERNATE RATE OF INTEREST..............................................................27
   Section 2.10  TERMINATION AND REDUCTION OF COMMITMENTS................................................28
   Section 2.11  CONVERSION AND CONTINUATION OPTIONS.....................................................28
   Section 2.12  MANDATORY REPAYMENTS AND PREPAYMENTS....................................................30
   Section 2.13  OPTIONAL PREPAYMENTS....................................................................30
   Section 2.14  RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES...........................................31
   Section 2.15  CHANGE IN LEGALITY......................................................................32
   Section 2.16  INDEMNITY...............................................................................33
   Section 2.17  PRO RATA TREATMENT......................................................................34
   Section 2.18  SHARING OF SETOFFS......................................................................34
   Section 2.19  PAYMENTS................................................................................34
   Section 2.20  TAXES...................................................................................35
   Section 2.21  ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES;
                 DUTY TO MITIGATE........................................................................38
   Section 2.22  LETTERS OF CREDIT.......................................................................39

ARTICLE III REPRESENTATIONS AND WARRANTIES............................... ...............................43
   Section 3.01 ORGANIZATION; POWERS.....................................................................43
   Section 3.02 AUTHORIZATION............................................................................43
   Section 3.03 ENFORCEABILITY...........................................................................44
   Section 3.04 CONSENTS AND GOVERNMENTAL APPROVALS......................................................44
   Section 3.05 EXISTING PRACTICE REPORTS; UNDISCLOSED LIABILITIES.......................................44
   Section 3.06 NO MATERIAL ADVERSE CHANGE...............................................................45
   Section 3.07 TITLE TO PROPERTIES; POSSESSION UNDER LEASES.............................................45
   Section 3.08 OWNERSHIP................................................................................45
   Section 3.09 LITIGATION; COMPLIANCE WITH LAWS.........................................................46
   Section 3.10 AGREEMENTS...............................................................................47
   Section 3.11 FEDERAL RESERVE REGULATIONS..............................................................47

                                       i

   Section 3.12 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT...............................47
   Section 3.13 USE OF PROCEEDS..........................................................................47
   Section 3.14 TAX RETURNS..............................................................................48
   Section 3.15 NO MATERIAL MISSTATEMENTS................................................................48
   Section 3.16 EMPLOYEE BENEFIT PLANS...................................................................48
   Section 3.17 ENVIRONMENTAL AND SAFETY MATTERS.........................................................48
   Section 3.18 SECURITY INTERESTS.......................................................................49
   Section 3.19 SOLVENCY.................................................................................49
   Section 3.20 TRANSACTIONS WITH AFFILIATES AND SHAREHOLDERS............................................50
   Section 3.21 INSURANCE................................................................................50
   Section 3.22 LABOR MATTERS............................................................................50
   Section 3.23 [Intentionally Omitted]..................................................................51
   Section 3.24 SECURITIES PURCHASE AGREEMENT............................................................51
   Section 3.25 [Intentionally Omitted]..................................................................51
   Section 3.26 YEAR 2000 COMPLIANCE.....................................................................51
   Section 3.27 EURO.....................................................................................51
   Section 3.28 REPRESENTATIONS AND WARRANTIES FOR OTHER AGREEMENTS......................................51
   Section 3.29 CERTAIN TRANSACTIONS.....................................................................52

ARTICLE IV CONDITIONS OF LENDING.........................................................................52
   Section 4.01 CONDITIONS PRECEDENT TO THE EFFECTIVE DATE...............................................52
   Section 4.02 ALL CREDIT EVENTS........................................................................56

ARTICLE V AFFIRMATIVE COVENANTS..........................................................................57
   Section 5.01 EXISTENCE; BUSINESSES AND PROPERTIES.....................................................57
   Section 5.02 INSURANCE................................................................................58
   Section 5.03 OBLIGATIONS AND TAXES....................................................................59
   Section 5.04 FINANCIAL STATEMENTS, REPORTS, ETC.......................................................59
   Section 5.05 OTHER INFORMATION........................................................................62
   Section 5.06 ERISA....................................................................................63
   Section 5.07 MAINTAINING RECORDS; ACCESS TO PROPERTIES AND INSPECTIONS................................63
   Section 5.08 USE OF PROCEEDS..........................................................................64
   Section 5.09 INTEREST RATE PROTECTION AGREEMENTS......................................................64
   Section 5.10 FISCAL YEAR..............................................................................64
   Section 5.11 COMPLIANCE WITH ENVIRONMENTAL LAWS; PREPARATION OF ENVIRONMENTAL REPORTS.................64
   Section 5.12 SUBSIDIARIES.............................................................................64
   Section 5.13 FURTHER ASSURANCES.......................................................................64
   Section 5.14 YEAR 2000 COMPLIANCE.....................................................................65

ARTICLE VI NEGATIVE COVENANTS............................................................................65
   Section 6.01 INDEBTEDNESS.............................................................................65
   Section 6.02 NEGATIVE PLEDGE..........................................................................66
   Section 6.03 SALE AND LEASE-BACK TRANSACTIONS.........................................................67
   Section 6.04 INVESTMENTS, LOANS AND ADVANCES..........................................................67

                                       ii

   Section 6.05 MERGERS, CONSOLIDATIONS, DISPOSITIONS AND ACQUISITIONS...................................68
   Section 6.06 DIVIDENDS, DISTRIBUTIONS AND OTHER RESTRICTED PAYMENTS...................................69
   Section 6.07 IMPAIRMENT OF SECURITY INTERESTS.........................................................70
   Section 6.08 LIMITATION ON RESTRICTED ACTIONS.........................................................70
   Section 6.09 NO OTHER NEGATIVE PLEDGES................................................................70
   Section 6.10 TRANSACTIONS WITH AFFILIATES.............................................................70
   Section 6.11 BUSINESS OF BORROWER AND SUBSIDIARIES....................................................71
   Section 6.12 CERTAIN AMENDMENTS.......................................................................71
   Section 6.13 FINANCIAL COVENANTS......................................................................71
   Section 6.14 CAPITAL EXPENDITURES.....................................................................72
   Section 6.15 OWNERSHIP OF SUBSIDIARIES; LIMITATIONS ON HOLDINGS AND BORROWER..........................72

ARTICLE VII EVENTS OF DEFAULT............................................................................73

ARTICLE VIII THE AGENT AND ISSUING BANK..................................................................77
   Section 8.01 APPOINTMENT AND AUTHORIZATION............................................................77
   Section 8.02 LIABILITY OF AGENT.......................................................................78
   Section 8.03 ACTION BY AGENT..........................................................................78
   Section 8.04 SUCCESSOR AGENTS.........................................................................79
   Section 8.05 AGENT AND AFFILIATE......................................................................79
   Section 8.06 INDEMNIFICATION..........................................................................79
   Section 8.07 CREDIT DECISION..........................................................................80

ARTICLE IX MISCELLANEOUS.................................................................................80
   Section 9.01 NOTICES..................................................................................80
   Section 9.02 SURVIVAL OF AGREEMENT....................................................................82
   Section 9.03 BINDING EFFECT...........................................................................82
   Section 9.04 SUCCESSORS AND ASSIGNS...................................................................82
   Section 9.05 EXPENSES; INDEMNITY......................................................................85
   Section 9.06 RIGHT OF SETOFF..........................................................................88
   Section 9.07 APPLICABLE LAW...........................................................................88
   Section 9.08 WAIVERS; AMENDMENT.......................................................................88
   Section 9.09 INTEREST RATE LIMITATION.................................................................89
   Section 9.10 ENTIRE AGREEMENT.........................................................................89
   Section 9.11 SEVERABILITY.............................................................................89
   Section 9.12 COUNTERPARTS.............................................................................90
   Section 9.13 HEADINGS.................................................................................90
   Section 9.14 REMEDIES.................................................................................90
   Section 9.15 CONFIDENTIALITY..........................................................................90
   Section 9.16 JURISDICTION; CONSENT TO SERVICE OF PROCESS..............................................91

Schedules
Schedule 2.02              Commitments; Notice Addresses
Schedule 3.05              Liabilities
Schedule 3.08              Subsidiaries
Schedule 3.09              Litigation; Compliance with Laws
Schedule 3.10              Material Contracts
Schedule 3.18              Filings
Schedule 6.01              Indebtedness
Schedule 6.02              Liens
Schedule 6.04              Investments

Exhibits
--------
Exhibit A         Form of Note
Exhibit B         Form of Pledge Agreement
Exhibit C         Form of Holdings Guarantee Agreement
Exhibit D         Form of Intercompany Note
Exhibit E         Form of Assignment and Acceptance
Exhibit F         Form of Opinion of Counsel
Exhibit G         Form of Compliance Certificate
Exhibit H         Form of Perfection Certificate
Exhibit I         Form of Supplemental Agreement
Exhibit J         Form of Notice of Borrowing/Conversion
Exhibit K         Sponsors' Guarantee Agreement
Exhibit L         Form of Subsidiaries Consent and Agreement
Exhibit M         Form of USPI Pledge Agreement

         AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 12, 2001, among OPC FINANCIAL CORPORATION, a Delaware corporation ("Holdings"), ORTHOLINK PHYSICIANS CORPORATION, a Delaware corporation, the Lenders (as defined in this Amended Agreement) and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent and Issuing Bank.

         Pursuant to the terms of the Original Amended and Restated Credit Agreement (as defined below), the Borrower (such term, and all other capitalized terms in this paragraph, being used as defined in this Amended Agreement below) requested the Lenders to extend, and the Lenders extended, credit to the Borrower in the aggregate principal amount of up to $45,000,000. The Borrower has requested that the Lenders (i) amend and restate the Original Amended and Restated Credit Agreement in connection with the acquisition of the Borrower by USPI and (ii) make certain other amendments and modifications to the Original Amended and Restated Credit Agreement. The Lenders are willing to make such amendments and modifications to the Original Amended and Restated Credit Agreement upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree that, on the Effective Date, this Amended Agreement will become effective and the Original Amended and Restated Credit Agreement will be amended and restated to read as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. DEFINED TERMS. As used in this Amended Agreement, the following terms shall have the meanings specified below:

         "ABR BORROWING" shall mean a Borrowing comprised of ABR Loans.

         "ABR LOAN" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of
Article II.

         "ACQUISITION" means the transactions contemplated by the Acquisition Agreement.

         "ACQUISITION AGREEMENT" shall mean the Agreement and Plan of Merger dated December 6, 2000 among United Surgical Partners International, Inc., OPC Acquisition Corporation and OrthoLink Physicians Corporation.

         "ACQUISITION DOCUMENTS" means the Acquisition Agreement, including all exhibits and schedules thereto, and all documents conveying ownership of the Borrower and its Subsidiaries to Holdings, in each case as the same may be modified or supplemented from time to time in accordance with the provisions of this Amended Agreement.

         The term "ADDITIONAL AMOUNTS" shall have the meaning assigned to that term in Section 2.20(a).

         "ADJUSTED LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of

1%) equal to the product of (a) the LIBO Rate in effect for that Interest Period and (b) Statutory Reserves.

         "ADMINISTRATIVE QUESTIONNAIRE" shall mean, with respect to each Lender, the administrative questionnaire in the form submitted to that Lender by the Agent and returned to the Agent duly completed by the applicable Lender.

         "AFFILIATE" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

         "AGENT" shall mean Bank of America, N.A. (formerly known as NationsBank, N.A.), in its capacity as agent for the Lenders under this Amended Agreement, and its successors in that capacity.

         "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Federal Funds Effective Rate in effect on such day plus 0.50% and
(b) the Prime Rate in effect on such day. If the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms of this Amended Agreement, the Alternate Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to that inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of the applicable change in the Prime Rate or the Federal Funds Effective Rate, respectively, without notice to the Borrower.

         "AMENDED AGREEMENT" shall mean this Amended and Restated Credit Agreement, as amended, modified, extended, restated or supplemented from time to time.

         "ANNUAL PERIOD" shall mean a period beginning on and including the Closing Date or any annual anniversary of the Closing Date (each a "Commencement Date") and continuing through but excluding the date that is the annual anniversary of the preceding Commencement Date.

         "APPLICABLE LAWS" shall have the meaning assigned to that term in
Section 3.09(b).

         "APPLICABLE PERCENTAGE" shall mean, (i) for purposes of calculating
(A) the applicable interest rate for any day for any Loan, (B) the applicable rate of the Letter of Credit Fee for purposes of Section 2.06(b) and (C) the applicable rate of the Commitment Fee for purposes of Section 2.06(a), the appropriate applicable percentage set forth below corresponding to the Consolidated Leverage Ratio as of the most recent Calculation Date:

----------------------------------------------------------------------------------------------------------
LOANS AND FEES (1), (2)
----------------------------------------------------------------------------------------------------------

                                           Applicable                    Applicable       Applicable
                                           Percentage     Applicable    Percentage For  Percentage for
                  Consolidated             For LIBOR      Percentage      Letter of       Commitment
                 Leverage Ratio*             Loans         For ABR       Credit Fee          Fees
  Pricing                                                   Loans
   Level
----------------------------------------------------------------------------------------------------------
 I           LESS THAN    2.00x               2.25%          1.25%          2.25%           0.375%
             OR EQUAL TO
----------------------------------------------------------------------------------------------------------
 II          GREATER THAN 2.00x but
             LESS THAN OR EQUAL TO 2.50x      2.50%          1.50%          2.50%           0.375%
----------------------------------------------------------------------------------------------------------
III          GREATER THAN 2.50x but
             LESS THAN OR EQUAL TO 3.00x      2.75%          1.75%          2.75%           0.375%
----------------------------------------------------------------------------------------------------------
 IV          GREATER THAN 3.00x but
             LESS THAN OR EQUAL TO 3.50x      3.00%          2.00%          3.00%           0.50%
----------------------------------------------------------------------------------------------------------
 V           GREATER THAN 3.50x but
             LESS THAN OR EQUAL TO 3.75       3.25%          2.25%          3.25%           0.50%
----------------------------------------------------------------------------------------------------------

         Each Applicable Percentage shall be determined and adjusted quarterly on the date (each a "CALCULATION DATE") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 5.04(d) for the most recently ended fiscal quarter or year of the Borrower; PROVIDED, HOWEVER, that each initial Applicable Percentage shall be based on Pricing Level IV (as shown above) and shall remain at Pricing Level IV until the first Calculation Date occurring after the end of the first fiscal quarter of the Borrower subsequent to the Effective Date and thereafter, each Applicable Percentage shall be based on the Pricing Level (as shown above) corresponding to the Consolidated Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Borrower preceding the applicable Calculation Date.

         "ASSET SALE" shall mean any sale, lease, transfer, assignment, condemnation, taking or other disposition or series of related sales, leases, transfers, assignments or dispositions (including dispositions in the nature of casualties, to the extent covered by insurance) of any businesses, business units, assets (including licenses, trademarks and other intangibles and the Capital Stock of any Subsidiary) or other properties of the Borrower or any Subsidiary (each referred to for the purposes of this definition as a "disposition") by the Borrower or any of its Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction) other than (i) a disposition by a Subsidiary to the Borrower, (ii) a disposition by the

--------
(1) In addition to the Applicable Percentage for the period from and including July 1, 2001 to September 30, 2001, a premium in the amount of 0.25% shall be added to the Applicable Percentage (other than with respect to the Commitment Fees).

(2) In addition to the Applicable Percentage for the period from and including October 1, 2001 to the Maturity Date, a premium in the amount of 0.50% shall be added to the Applicable Percentage (other than with respect to the Commitment Fees).

Borrower or a Subsidiary to a Wholly Owned Subsidiary, (iii) a disposition permitted by Sections 6.05(a), (b) and (c), and (iv) dispositions permitted by Section 6.05(e) to the extent the Net Cash Proceeds therefrom are equal to or less than $500,000 in any Fiscal Year.

         "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent, in the form of Exhibit E or such other form as shall be approved by the Agent.

         "AVAILABILITY PERIOD" shall mean the period from and including the Effective Date to but excluding the termination of the Commitments of the Lenders in accordance with the terms hereof.

         "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "BORROWER" shall mean OrthoLink Physicians Corporation, a Delaware corporation, and its successors.

         "BORROWING" shall mean a group of Loans of a Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

         "BREAKAGE EVENT" shall have the meaning assigned to that term in
Section 2.16.

         "BUSINESS DAY" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of North Carolina or New York) on which banks are open for business in Charlotte, North Carolina and New York City; PROVIDED, THAT, when used in connection with a LIBOR Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "CAPITAL EXPENDITURES" shall mean, for any period, the sum of all expenditures (whether paid in cash or other consideration or accrued as a liability) which would, in accordance with GAAP, be included on a consolidated statement of cash flows of the Borrower and its Consolidated Subsidiaries for such period as additions to property, plant and equipment, Capital Lease Obligations or similar items; PROVIDED, THAT, the foregoing shall exclude all such expenditures to the extent made with insurance proceeds or condemnation awards as permitted pursuant to Section 6.05(d).

         "CAPITAL LEASE OBLIGATIONS" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for the purposes of this Amended Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "CAPITAL STOCK" of any person shall mean any and all shares, partnership, limited liability company and other interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the equity of such person.

         "CASH DIVIDEND EXPENSES" shall mean, for any period any cash payment, distribution or dividend made or paid on the Capital Stock of the Borrower. The foregoing definition shall not be deemed to imply that any such payment, dividend or distribution is permitted under this Amended Agreement.

         "CASH EQUIVALENTS" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 90 days from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Corporation or from Moody's Investors Service, Inc.;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 90 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any Lender or any commercial bank organized under the laws of the United States of America or any State thereof, which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) money market funds substantially all of whose assets are comprised of securities of the types described in (a) through (c) above;

                  (e) cash deposits in any deposit account or in any cash collateral account with any Lender; and

                  (f) other investment instruments approved in writing by the Agent and offered by financial institutions which have a combined capital and surplus and undivided profits of not less than $500,000,000.

         "CASH RENTAL EXPENSE" shall mean, for any period for any person, the gross amount of cash rental expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP during such period (excluding Capital Lease Obligations).

         "CASH TAX EXPENSE" shall mean, for any period for any person, the amount of expense for Federal, state, local and other income taxes of such person and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP (assuming such person was deemed to be the common parent of an affiliated group (within the meaning of Section 1504 of the Code) of which only such person and its subsidiaries were members), for such period, but excluding deferred income tax expense.

         A "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

                  (i) Holdings shall beneficially own less than 100% of the Capital Stock of the Borrower;

                  (ii) the Sponsor shall fail to own, directly or indirectly, at least an amount of the outstanding shares of common stock of USPI entitled to at least 45% of the Total Voting Power of USPI;

                  (iii) any person or "group" (within the meaning of Rule 13d-5 under the Exchange Act), together with its Affiliates, other than the Permitted Holders, shall beneficially own, directly or indirectly, an amount of the outstanding Capital Stock of the Borrower entitled to a greater percentage of the Total Voting Power of USPI than the percentage of the Total Voting Power of USPI represented by the outstanding shares of Capital Stock held by the Sponsor;

                  (iv) the Continuing Directors in office at any time shall not constitute a majority of the Board of Directors of USPI. For purposes of the foregoing the term "CONTINUING DIRECTOR" shall mean, at any date, an individual (a) who is a member of the Board of Directors of USPI on the Effective Date, (b) who has been nominated to be a member of the Board of Directors of USPI, directly or indirectly, by the Sponsor or the Management Investors or persons nominated by either of them or (c) who has been nominated to fill a vacancy on the Board of Directors of USPI by a majority of the Continuing Directors then in office; or

                  (v) a public sale or distribution of the shares of common stock of USPI or an Affiliate thereof pursuant to an effective registration statement filed with the United States Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, or a similar sale or distribution through a broker, dealer or market maker in compliance with Rule 144A under the Act (or any similar rule then in force).

         "CHANGE IN MANAGEMENT" shall mean Robert A. Yeager, President and Chief Executive Officer and G. Edward Alexander Jr., Senior Vice President and Chief Financial Officer shall cease to have, directly or indirectly, the ability to direct or cause the direction of the management and policies of Holdings and its Subsidiaries; provided, HOWEVER, that it shall not be a "Change of Management" if Acceptable Management shall have, directly or indirectly, the ability to direct or cause the direction of the management and policies of Holdings and its Subsidiaries. ("Acceptable Management" shall mean any person or persons approved by the Required Lenders which consent shall not be unreasonably withheld).

         "CHARGES" shall have the meaning assigned to that term in Section
9.09.

         "CHASE CREDIT AGREEMENT" shall mean that certain Credit Agreement dated as of June 29, 1999, between Chase Bank of Texas, National Association predecessor to The Chase Manhattan Bank, as administrative agent and USPI, as borrower, as amended pursuant to that certain First Amendment Agreement to Credit Agreement dated February 12, 2001 by and among The Chase Manhattan Bank, USPI and others, and as may be amended from time to time..

         "CLOSING DATE" shall mean April 18, 1997.

         "CODE" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

         "COLLATERAL" shall mean all the collateral pledged or purported to be pledged pursuant to any of the Collateral Documents, including all Intercompany Notes, the Capital Stock of all Subsidiaries owned by Holdings, and all assets required to be pledged to the Agent and the Lenders pursuant to Section 5.13.

         "COLLATERAL DOCUMENTS" shall mean the Pledge Agreement, the USPI Pledge Agreement, the Intercompany Notes, the Perfection Certificates and all mortgages, deeds of trust, security agreements, pledge agreements or other documents and instruments executed and delivered pursuant to the terms hereof or thereof in order to secure any Obligations or perfect any Lien granted for the benefit of the Lenders pursuant thereto, including, without limitation, all documents and instruments executed and delivered pursuant to the terms of
Section 5.13.

         "COMMITMENT" shall mean (a) with respect to each Lender, the commitment of such Lender to make Loans hereunder as set forth in Schedule 2.02, or in the Assignment and Acceptance pursuant to which such Lender assumed its Commitment, as applicable, as the same may be (i) reduced from time to time pursuant to Section 2.10 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b), in the case of the Issuing Bank, the Letter of Credit Commitment.

         "COMMITMENT PERCENTAGE" shall mean a fraction (expressed as a percentage) the numerator of which is such Lender's Commitment and the denominator of which is the aggregate of all Commitments.

         "COMMITMENT FEE" shall have the meaning assigned to that term in
Section 2.06(a).

         "COMMONLY CONTROLLED ENTITY" shall mean an entity, whether or not incorporated, which is under common control with a Consolidated Party within the meaning of Section 4001 of ERISA or is part of a group which includes a Consolidated Party and which is treated as a single employer under Section 414 of the Code.

         "CONFIDENTIAL INFORMATION" means information that the Sponsor, Holdings, the Borrower, any Subsidiary or any employee, officer or director thereof furnishes to the Agent or any Lender in a writing that is conspicuously marked or labeled as confidential, but does not include any such information that is or becomes generally available to the public.

         "CONSOLIDATED EBITDA" shall mean, for any period for any person, Consolidated Net Income of such person for such period, PLUS, to the extent deducted in computing such Consolidated Net Income for such period, (a) the sum of (i) Consolidated Interest Expense for such period, (ii) Cash Tax Expense for such period, (iii) depreciation, depletion, amortization of intangibles and (iv) Non-Cash Charges and Transaction Expenses, MINUS, to the extent added in computing such Consolidated Net Income for such period, (b) any interest income, as determined on a consolidated basis with respect to such person and its Consolidated Subsidiaries in accordance with GAAP.

         "CONSOLIDATED EBITDAR" shall mean, for any period for any person, Consolidated Net Income of such person for such period, PLUS, to the extent deducted in computing such Consolidated Net Income for such period, (a) the sum of (i) Consolidated Interest Expense for such period, (ii) Cash Tax Expense for such period, (iii) depreciation, depletion, amortization of intangibles, (iv) Non-Cash Charges and Transaction Expenses and (v) Cash Rental Expense for such period, MINUS to the extent added in computing Consolidated Net Income for such period, (b) any interest income, as determined on a consolidated basis with respect to such person and its Consolidated Subsidiaries in accordance with GAAP.

         "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" shall mean, for the Borrower as of any date, the ratio of (a) Consolidated EBITDAR for the Reference Period with respect to such date, less all Maintenance Capital Expenditures for such Reference Period, to (b) the sum of all Consolidated Interest Expense, plus all Cash Rental Expense, plus all Cash Dividend Expenses for such Reference Period.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period for any person, the sum (without duplication) of (a) the gross amount of interest expense, both expensed and capitalized, of such person and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period and (b) all amounts paid (net of any amounts received) by such person and its Consolidated Subsidiaries pursuant to Interest Rate Protection Agreements for such period.

         "CONSOLIDATED LEVERAGE RATIO" shall mean, for the Borrower, for any date, the ratio of (a) Total Debt on such date to (b) Consolidated EBITDA for the Reference Period applicable to such date.

         "CONSOLIDATED NET INCOME" shall mean, for any period for any person, net income or loss of such person and its wholly-owned Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED NET WORTH" shall mean, as of any date of determination, the total of all amounts which would in accordance with GAAP be included on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of such date as (a) the par or stated value of all outstanding Capital Stock of the Borrower, (b) paid in capital or capital surplus relating to such Capital Stock and (c) any retained earnings or earned surplus less (i) any accumulated deficit and (ii) any amounts attributable to Disqualified Stock.

         "CONSOLIDATED PARTIES" shall mean Holdings, the Borrower and their respective Consolidated Subsidiaries, and "CONSOLIDATED PARTY" shall mean any one of them.

         "CONSOLIDATED SUBSIDIARIES" shall mean, for any person, all subsidiaries of such person that should be consolidated with such person for financial reporting purposes in accordance with GAAP.

         "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

         "CREDIT PARTIES" shall mean Holdings, the Borrower and the Subsidiaries, and "CREDIT PARTY" shall mean any one of them.

         "DEFAULT" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

         "DISQUALIFIED STOCK" of any person shall mean any Capital Stock of such person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (b) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (c) is redeemable or subject to any repurchase requirement exercisable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the Maturity Date (or, if earlier, the first anniversary of the date on which all the Obligations have been indefeasibly paid in full in cash and the Commitments have been terminated). It is understood that the term "Disqualified Stock" includes all preferred stock.

         "DOLLARS" or "$" shall mean lawful money of the United States of America.

         "EFFECTIVE DATE" shall have the meaning assigned to such term in
Section 4.01.

         "EQUITY ISSUANCE" shall mean the issuance after the Effective Date of any Capital Stock (including any issuance of Capital Stock of USPI) to any person or receipt of any capital contribution by the Borrower, USPI, Holdings, or any of the Subsidiaries from any person, including pursuant to
(a) any registered public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended or (b) a Rule 144A sale or distribution (including without limitation, any such offering or sale or distribution of the Capital Stock of UPSI. The foregoing definition shall not include the sale of any Capital Stock owned by USPI or its subsidiaries (other than Holdings, the Borrower and the Subsidiaries, but subject to the exceptions contained in Section 6.15(a) hereof) in an orthopedic surgery center or hospital. The foregoing definition shall not be deemed to imply that any such Equity Issuance is permitted under this Amended Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         "EURO" shall mean a European single or common currency implemented by the European economic and monetary union.

         "EURODOLLAR BORROWING" shall mean a Borrowing comprised of LIBOR
Loans.

         "EVENT OF DEFAULT" shall have the meaning assigned to that term in
Article VII.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXCLUDED TAXES" shall have the meaning assigned to that term in
Section 2.20(a).

         "EXISTING DEBT" shall mean the outstanding indebtedness of the Borrower existing immediately prior to the first Borrowing hereunder.

         "FACILITY" shall mean the Loans and the Letters of Credit provided or participated in by the Lenders to the Borrower pursuant to the Original Amended and Restated Credit Agreement and this Amended Agreement and the other Loan Documents.

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. Each change in the Federal Funds Effective Rate shall be effective on the date thereof, without notice to the Borrower.

         "FEE LETTER" shall have the meaning assigned to that term in Section 2.06(d).

         "FEES" shall mean the Commitment Fees, the Letter of Credit Fees, the Fronting Fees, and the other fees payable pursuant to the Fee Letter.

         "FINANCIAL OFFICER" of any corporation shall mean the chief financial officer, principal accounting officer or similar officer of such corporation.

         "FISCAL YEAR" shall mean with respect to the Borrower and each of its Consolidated Subsidiaries, when used with respect to any year, the 365 day period (or 366 days, as applicable) ending on December 31 of such year.

         "FRAUD AND ABUSE LAWS" shall mean Section 1128B(b) of the Social Security Act, 42 U.S.C. Section 1320a-7b(b) and Section 1877 of the Social Security Act, 42 U.S.C. Section 1395nn, as from time to time amended; any successor statute(s) thereto; all rules and regulations promulgated thereunder; and any other law relating to the ownership of medical facilities by providers of medical services or the referral of patients to medical facilities owned by providers of medical services.

         "FRONTING FEE" shall have the meaning assigned to that term in
Section 2.06(b)(ii).

         "GAAP" shall mean United States generally accepted accounting principles, applied on a consistent basis, subject to the terms of Section 1.02.

         "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, local or foreign governmental department, commission, board, bureau, authority, agency, court, instrumentality or judicial or regulatory body or entity.

         "GUARANTEE" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; PROVIDED, THAT, the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "GUARANTEE AGREEMENT" shall mean the Guarantee Agreement dated as of December 18, 1998 among the Subsidiaries and the Agent, as amended from time to time.

         "GUARANTEE RATIO" shall mean, as of any date of determination, (a) the aggregate amount of Indebtedness incurred by the Borrower pursuant to
Section 6.01(i) and that remains outstanding as of such date, to (b) Consolidated EBITDA for the Reference Period applicable to such date.

         "GUARANTOR" shall mean any guarantor under the Guarantee Agreement, the Holdings Guarantee Agreement or the Sponsor Guarantee Agreement.

         "HAZARDOUS MATERIALS" shall have the meaning assigned to that term in Section 3.17

         "HOLDINGS" shall mean OPC Financial Corporation, a Delaware corporation.

         "HOLDINGS GUARANTEE AGREEMENT" shall mean the Guarantee Agreement between Holdings and the Agent in the form attached hereto as Exhibit C.

         "INDEBTEDNESS" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind made with or to such person, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid,

(d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person,
(e) all obligations of such person issued or assumed as the deferred purchase price of property or services, (f) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of obligations of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of Interest Rate Protection Agreements, (j) all obligations of such person, contingent or otherwise, as an account party in respect of letters of credit and bankers' acceptances and (k) all obligations of such person to contribute money or other property to any other person. The Indebtedness of any person shall include, without duplication, the Indebtedness of any partnership in which such person is a general partner and of any trust or other entity formed or utilized in connection with a securitization of assets of such person. Notwithstanding the foregoing, the Indebtedness of any person shall exclude all trade accounts and accrued expenses payable arising in the ordinary course of business in accordance with GAAP.

         "INDEMNIFIED PARTY" shall have the meaning assigned to that term in
Section 9.05(b).

         "INITIAL FINANCIAL STATEMENTS" shall have the meaning assigned to that term in Section 3.5(a).

         "INTERCOMPANY INDEBTEDNESS" shall mean Indebtedness of (a) any Wholly Owned Subsidiary to (i) any Wholly Owned Subsidiary or (ii) the Borrower and (b) the Borrower to any Subsidiary.

         "INTERCOMPANY NOTES" shall mean the promissory notes issued as contemplated by Sections 6.01(c) and 6.04(b), in the form attached hereto as Exhibit D.

         "INTERCREDITOR AGREEMENT" shall mean a certain intercreditor agreement dated as of the date hereof by and between the Agent on behalf of the Lenders and The Chase Manhattan Bank, as amended from time to time.

         "INTEREST PAYMENT DATE" shall mean, with respect to any Loan, all of the following to the extent applicable: (a) the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, (b) if such Loan is part of any Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, (c) the date of any repayment or prepayment of the Borrowing of which such Loan is a part, and (d) any conversion of a Borrowing to a Borrowing of a different Type.

         "INTEREST PERIOD" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, or 3 months thereafter, as the Borrower may elect, subject to the availability thereof, as determined by the Agent and (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Maturity Date; and (iii) the date such Borrowing is prepaid in accordance with Section
2.12 or 2.13; PROVIDED, THAT, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to, but excluding, the last day of such Interest Period.

         "INTEREST RATE PROTECTION AGREEMENT" shall mean any interest rate swap, collar, cap, foreign currency exchange agreement or other arrangement requiring payments contingent upon interest or exchange rates.

         "ISSUING BANK" shall mean Bank of America, N.A., in its capacity as the issuer of Letters of Credit, and its successors in such capacity.

         "LENDER" shall mean each financial institution listed on the signature pages hereof, each assignee which becomes a Lender pursuant to
Section 9.04(b), and their respective successors.

         "LETTER OF CREDIT" shall mean any and all letters of credit issued pursuant to Section 2.22.

         "LETTER OF CREDIT AVAILABILITY PERIOD" shall mean the period from and including the Closing Date to but excluding the earlier of (a) the date five Business Days prior to the Maturity Date and (b) the termination of the Commitments of the Lenders in accordance with the terms hereof.

         "LETTER OF CREDIT COMMITMENT" shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.22 and of each Lender to participate in each Letter of Credit pursuant to Section 2.22(d).

         "LETTER OF CREDIT DISBURSEMENT" shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

         "LETTER OF CREDIT EXPOSURE" shall mean at any time an amount equal to the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of all Letter of Credit Disbursements not yet reimbursed by the Borrower as provided in Section 2.22. The Letter of Credit Exposure of any Lender at any time shall mean its Commitment Percentage of the aggregate Letter of Credit Exposure at such time.

         "LETTER OF CREDIT FEE" shall have the meaning assigned to that term in Section 2.06(b)(i).

         "LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate (rounded upwards, if necessary, to the next 1/100 of 1%) per annum designated as the British Bankers' Association settlement rate, which appears on the display on page 3750 (under the caption "USD") of the Telerate Services, Incorporated screen (the "Telerate Screen") (or on such other display as may replace such page on the Telerate Screen) as of 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, for a period of time comparable to such Interest Period; PROVIDED, THAT, if no offered quotations appear on the Telerate Screen or if quotations are not given on the Telerate Screen for the selected period, then the LIBO Rate shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for a term comparable to such Interest Period (however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%)).

         "LIBOR LOAN" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

         "LIEN" shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, easement, restriction, restrictive covenant, lease, sublease, option, charge, security interest or encumbrance of any kind in respect of such asset. For purposes hereof, any Consolidated Party shall be deemed to own subject to a lien any asset which it has acquired or holds subject to the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset.

         "LOAN DOCUMENTS" shall mean this Amended Agreement, the Notes, the Letters of Credit, the Pledge Agreement, the Guarantee Agreement, the Sponsor Guarantee Agreements, the Holdings Guarantee Agreement, the Intercompany Notes, the Collateral Documents, any Interest Rate Protection Agreements entered into by the Borrower with any Lender of Affiliate thereof as permitted hereunder, the Subsidiaries Consent and Agreement and any Supplemental Agreements.

         "LOANS" shall mean any or all of the revolving loans made by the Lenders to the Borrower pursuant to Section 2.02(a). Each Loan shall be a LIBOR Loan or an ABR Loan.

         "MAINTENANCE CAPITAL EXPENDITURES" shall mean, for any period, all Capital Expenditures incurred during such period for purposes of maintaining, repairing or replacing obsolete, damaged or worn-out tangible assets in the ordinary course of business and in a commercially reasonable manner, shown on a consolidated statement of cash flows for the Borrower and its Consolidated Subsidiaries during such period (including any Capital Lease Obligations); PROVIDED HOWEVER, in the event a detailed schedule of all such capital expenditures shall not be included in the certificate delivered pursuant to
Section 5.04(e), such capital expenditures for such period shall equal the amount of depreciation reported in the Borrower's Required Financial Statements in accordance with GAAP.

         "MARGIN STOCK" shall have the meaning assigned to that term under Regulation U.

         "MATERIAL ADVERSE CHANGE" shall mean a material adverse change in the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Consolidated Parties, taken as a whole.

         "MATERIAL ADVERSE EFFECT" shall mean (a) a materially adverse effect on the material existing agreements and relationships, business, condition (financial or otherwise), or results of operations the Consolidated Parties, taken as a whole, (b) a material impairment of the ability of the Consolidated Parties, taken as a whole, to perform their material obligations under the Loan Documents, or (c) a material impairment of the rights of or benefits available to the Lenders under the Loan Documents, taken as whole. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

         "MATERIAL CONTRACTS" shall have the meaning assigned to that term in
Section 3.10(a).

         "MATURITY DATE" shall mean December 28, 2001.

         "MAXIMUM RATE" shall have the meaning assigned to that term in
Section 9.09.

         "MULTIEMPLOYER PLAN" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of

ERISA.

         "NET CASH PROCEEDS" shall mean, with respect to any Prepayment Event, an amount equal to (a) the gross cash proceeds (including insurance proceeds and condemnation awards in the case of any casualty) actually paid to or actually received from or in respect of such event (including cash received as proceeds from any noncash consideration received in respect of any such event), less (b) the sum of (i) any expenses reasonably incurred in respect of such Prepayment Event up to an aggregate amount of 10% of the gross proceeds thereof, including, in the case of a sale or issuance of Capital Stock, underwriters' fees, discounts or commissions and related transaction fees and expenses in an aggregate amount of no more than 10% of the gross cash proceeds of any such sale or issuance of Capital Stock, (ii) in the case of a disposition of assets or properties, amounts required to be applied to repay Indebtedness (other than Loans) associated with the assets or properties subject to such Prepayment Event and (iii) in the case of a disposition of assets or properties, taxes paid or payable by the Borrower and the Subsidiaries (as determined reasonably and in good faith by a Financial Officer of the Borrower) in respect of such Prepayment Event.

         "NEW LENDING OFFICE" shall have the meaning assigned to that term in
Section 2.20(f).

         "NON-CASH CHARGES AND TRANSACTION EXPENSES" shall mean (a) one-time charges related to transaction costs in connection with the Acquisition taken prior to December 31, 2000, PROVIDED that add-backs for such charges pursuant to this clause (a) shall not exceed $1,400,000 and (b) all accounts receivable write-offs or reserves taken between October 1, 2000 and

December 31, 2000, PROVIDED that add-backs for such write-offs or reserves pursuant to this clause (b) shall not exceed $3,500,000.

         "NON-U.S. LENDER" shall have the meaning assigned to that term in
Section 2.20(f).

         "NOTE" shall mean a promissory note of the Borrower dated December 18, 1998 evidencing Loans.

         "OBLIGATIONS" shall mean (a) the Borrower's obligations in respect of the due and punctual payment of principal of and interest (including interest accruing after the filing of a petition initiating any proceeding referred to in paragraph (h) or (i) of Article VII of this Amended Agreement) on the Loans and all amounts drawn under the Letters of Credit, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all Fees, expenses, indemnities and expense reimbursement obligations of the Borrower under this Amended Agreement, the Original Amended and Restated Credit Agreement, the Fee Letter, or any other Loan Document and (c) all other obligations, monetary or otherwise, of the Borrower or any of the Subsidiaries under any Loan Document (including any Interest Rate Protection Agreement entered into by the Borrower after the Closing Date with any Lender or Affiliate of a Lender as permitted under this Amended Agreement) to which it is a party, in each case, whether now owing or hereafter existing.

         "OFFICER'S CERTIFICATE" shall mean, as to any corporation, a certificate executed on its behalf by the Chairman of the Board of Directors (if an officer) or its President or one of its Vice Presidents and its Treasurer, or Controller, or one of its Assistant Treasurers or Assistant Controllers, and, as to any partnership, a certificate executed on behalf of such partnership by its general partner in a manner which would qualify such certificate as an Officers' Certificate of such general partner hereunder.

         "ORIGINAL AMENDED AND RESTATED CREDIT AGREEMENT" shall mean the Amended and Restated Credit Agreement dated as of December 18, 1998 among the Borrower, the Lenders named therein and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent and Issuing Bank, as amended, modified or supplemented from time to time.

         "ORTHOPEDIC ASSET" means an orthopedic surgery center or other tangible assets (whether real or personal property) related to the musculoskeletal care business and operated as an independent financial unit, and if the reference relates to a medical practice, such reference is to the acquisition of the assets used in the operation of the medical practice that can lawfully be acquired by Borrower or any Subsidiary or to the acquisition of an interest in an entity that owns, as of the time of purchase, only those assets that can be lawfully acquired by the Borrower or any Subsidiary.

         "ORTHOPEDIC PRACTICE" means an orthopedic healthcare practice, orthopedic services organization, or other on-going business related to the provision of musculoskeletal care. Whenever in this Amended Agreement "Orthopedic Practice" is used in describing an acquisition by the Borrower or any Subsidiary, and if the reference relates to a medical practice, such reference is to the acquisition of the assets used in the operation of the medical practice that can lawfully be acquired by the Borrower or any Subsidiary or to the acquisition of an interest in an entity that owns, as of the time of purchase, only those assets that can be lawfully acquired by the Borrower or any Subsidiary.

         "OTHER TAXES" shall have the meaning assigned to that term in
Section 2.20(b).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor thereto.

         "PERFECTION CERTIFICATE" shall mean a certificate from the Borrower and the Subsidiaries substantially in the form of Exhibit H hereto.

         "PERMITTED ASSET" shall mean any Orthopedic Asset or Orthopedic Practice that is owned by the Borrower or any Subsidiary at the Effective Date. All Permitted Assets shall be (i) located in the United States, if a tangible asset, or (ii) organized under the laws of the United States, any state thereof or the District of Columbia, if such asset is Capital Stock. Margin Stock is not a Permitted Asset irrespective of the jurisdiction of the issuer.

         "PERMITTED HOLDERS" shall mean, collectively, the Sponsor and the Management Investors.

         "PERMITTED INDEBTEDNESS" shall mean Indebtedness permitted pursuant to Section 6.01.

         A "PERSON" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, government (or any agency or political subdivision thereof) or other entity.

         "PLAN" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which a Consolidated Party or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" shall mean the Amended and Restated Pledge and Security Agreement between the Borrower, the Subsidiaries and the Agent in the form attached hereto as Exhibit B dated as of the date hereof, as amended from time to time.

         "PREPAYMENT EVENT" shall mean (a) any Asset Sale (including, without limitation, the issuance or sale of any Capital Stock of any Subsidiary), (b) the issuance of any debt or Disqualified Stock by the Borrower or any Subsidiary (other than Indebtedness permitted pursuant to Section 6.01), (c) the issuance of any debt or Disqualified Stock by USPI (other than Indebtedness of USPI incurred after December 30, 2000 and prior to June 30, 2001 in an aggregate amount of no more than $15,000,000 (X) in the form of subordinated indebtedness of the Sponsor or Ferrer, Freeman & Thompson ("FFT Partners I, L.P.")with any payments payable only in kind or with respect to interest only payable in cash at an interest rate reasonably acceptable to the Lenders (a market rate of interest for comparable debt shall be deemed reasonably acceptable) which matures at least one calendar year after the Maturity Date or (Y) in the form of additional senior debt under the Chase Credit Agreement dated as of June 29, 1999 between Chase Bank of Texas, National Association as predecessor to The Chase Manhattan Bank as administrative agent and USPI, as borrower (without regard to the First Amendment thereto) which may be a revolving or term loan, shall mature at least six calendar months after the Maturity Date, may be renewed or extended past the Maturity Date, and which shall be fully guaranteed by Welsh, Carson, Anderson & Stowe VII, L.P. under a Guaranty Agreement in the form of the Guaranty Agreement executed by Welsh, Carson, Anderson & Stowe, VII, L.P. dated June 18, 1999 and which, in the cases of subclauses (X) and (Y) shall be Indebtedness permitted under the Chase Credit Agreement and shall be incurred (and 100% of which is utilized) solely to fund acquisitions concurrently or within 30 days after the incurrence of such Indebtedness in an aggregate amount of no more than $30,000,000) or (d) any Equity Issuance (other than (I) common stock (or other forms of equity, so long as until six months after the Maturity Date, such equity (i) allows for non-cash pay dividends only, (ii) is non-redeemable and (iii) is not convertible to any form of Indebtedness) issued by USPI to, or any capital contribution from, the Sponsor or Ferrer, Freeman & Thompson ("FFT Partners I, L.P."), 100% of the proceeds of which shall be used solely to fund acquisitions permitted under the Chase Credit Agreement in an aggregate amount of no more than $30,000,000 minus the aggregate amount of Indebtedness incurred under clause (c) or (II) common stock issued by USPI to employees of USPI for cash in an aggregate amount of no more than $500,000). The foregoing definition shall not be deemed to imply that any such action or event is permitted under this Amended Agreement.

         "PRIME RATE" shall mean the rate of interest per annum adopted from time to time by the Agent as the Bank of America Prime Lending Rate as announced and in effect at its principal office in Charlotte, North Carolina. Each change in the Prime Rate shall be effective on the date such change is adopted, without notice to the Borrower. The Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

         "PROVIDER" means a person (other than USPI or any Affiliate thereof) that performs (or the holders of such person's Capital Stock perform) professional medical services respecting a Permitted Asset, which Permitted Asset is either managed by Borrower or any Subsidiary or the assets of which are owned by Borrower or any Subsidiary.

         "REFERENCE PERIOD" with respect to any date shall mean the period of four consecutive fiscal quarters of the Borrower immediately preceding such date or, if such date is the last day of a fiscal quarter, ending on such date.

         "REGISTER" shall have the meaning assigned to that term in Section 9.04(d).

         "REGULATION T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "REGULATION U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "REGULATION X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "REPORTABLE EVENT" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the PBGC has waived either the 30-day notice period or the penalty for failure to give notice.

         "REQUIRED FINANCIAL STATEMENTS" shall mean, with respect to any period, the financial statements of the Borrower for such period required under Section 5.04 hereunder.

         "REQUIRED LENDERS" shall mean, at any time, Lenders holding Loans, and Letter of Credit Exposure, and having Commitments representing in the aggregate more than 67% (the "Approval Percentage") of the sum at such time of (a) the aggregate principal amount of the Loans outstanding, (b) the aggregate amount of Letter of Credit Exposure and (c) the aggregate amount of unused Commitments; PROVIDED, THAT, at any time there are more than two Lenders holding Commitments, Loans and Letter of Credit Exposure hereunder, the Approval Percentage shall be 66%.

         "RESPONSIBLE OFFICER" of any person shall mean and include the president, chief executive officer, chief operating officer, any financial officer, any vice president, the general counsel or any other senior officer of such person (or, in the case of a partnership, of a general partner thereof).

         "SECURED PARTIES" shall mean (a) the Lenders and the Issuing Bank,
(b) the Agent in its capacity as such under each Loan Document, (c) the Agent or any Lender with which the Borrower enters into an Interest Rate Protection Agreement pursuant to Section 5.09, in its capacity as a party to such agreement, (d) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Loan Document and (e) the successors and assigns of the foregoing.

         "SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement dated as of October 30, 1996 among the Borrower, Welsh, Carson, Anderson & Stowe VII, L.P., and other purchasers named therein and as in effect on the Closing Date.

         "SERVICE AGREEMENT" means any service or management agreement now or hereafter entered into between a Provider or Providers and the Borrower or any Subsidiary in connection with the management or operation of any Permitted Asset.

         "SINGLE EMPLOYER PLAN" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "SOLVENT" shall have the meaning assigned to that term in Section 3.19(a).

         "SPONSOR" shall mean Welsh, Carson, Anderson & Stowe VII, L.P. and WCAS Healthcare Partners, L.P.

         "SPONSOR GUARANTEE AGREEMENT" shall mean the Amended and Restated Guarantee Agreements in the form attached hereto as Exhibit K dated as of the date hereof by each of the Sponsors in favor of the Agent.

         "STATUTORY RESERVES" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets which may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "SUBSIDIARIES CONSENT AND AGREEMENT" shall mean the Subsidiaries Consent and Agreement in the form attached hereto as Exhibit L dated as of the date hereof among the Subsidiaries, the Lenders and the Agent.

         The term "SUBSIDIARY" shall mean, with respect to any person (referred to in this definition as the "parent"), any corporation, partnership, association or other business entity (a) of which Capital Stock representing more than 50% of the aggregate ordinary voting power or more than 50% of the ownership interests is, at the time any determination is being made, owned, Controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled, by (i) the parent, (ii) one or more subsidiaries of the parent or (iii) the parent and one or more subsidiaries of the parent.

         "SUBSIDIARY" shall mean any person incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia which is also a Consolidated Subsidiary of the Borrower, it being understood and agreed that there are no subsidiaries of the Borrower as of the Effective Date other than those listed on Schedule 3.08.

         "SUPPLEMENTAL AGREEMENT" shall mean an agreement between a Subsidiary and the Agent in the form attached hereto as Exhibit I, as amended from time to time.

         "TAXES" shall have the meaning assigned to that term in Section
2.20(a).

         "TOTAL CAPITALIZATION" shall mean, as of any date for the Borrower and its Consolidated Subsidiaries, the aggregate amount on such date of (a) Total Debt as of such date, plus (b) Consolidated Net Worth as of such date.

         "TOTAL DEBT" shall mean, as of any date for the Borrower and its Consolidated Subsidiaries, the aggregate amount of (a) all Loans and Letter of Credit Exposure outstanding as of such date, (b) all Capital Lease Obligations of the Borrower and its Consolidated Subsidiaries as of such date and (c) all other Indebtedness (other than Interest Rate Protection Agreements permitted by Section 6.01(d)) of the Borrower and its Consolidated Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP, which by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from the date of the initial creation thereof (including any current installment thereof due within one year of the date of determination); PROVIDED, THAT, Total Debt shall include any Indebtedness which does not otherwise come within the foregoing definition but which is directly or indirectly renewable or extendible at the option of the debtor to a date one year or more (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from the date of the initial creation thereof.

         "TOTAL VOTING POWER" with respect to any person on any date shall mean the total number of votes which may be cast in the election of directors of such person at any meeting of stockholders of such person if all securities entitled to vote in the election of directors of such person (on a fully diluted basis, assuming the exercise, conversion or exchange of all rights, warrants, options and securities exercisable for, exchangeable for or convertible into, such voting securities on such date or within 60 days thereafter) were present and voted at such meeting (other than votes that may be cast only upon the happening of a contingency).

         "TRANSFEREE" shall have the meaning assigned to that term in Section 2.20(a).

         "TYPE" shall have the meaning assigned to that term in Section 1.03.

         "USPI"   shall mean United Surgical Partners International, Inc., a
Delaware corporation.

         "USPI AGREEMENT" shall mean an agreement dated as of the date hereof among USPI, Holdings, the Borrower and the Agent on behalf of the Lenders in form and substance satisfactory to the Agent and the Lenders, as amended from time to time.

         "USPI PLEDGE AGREEMENT" shall mean that Pledge and Security Agreement between USPI and the Agent dated the date hereof in the form attached hereto as Exhibit M, as amended from time to time.

         "WHOLLY OWNED SUBSIDIARY" shall mean, at any time, any Subsidiary all the Capital Stock of which is at such time directly or indirectly owned by the Borrower.

         "YEAR 2000 COMPLIANT" shall have the meaning assigned to such term in Section 3.26.

         Section 1.02. TERMS GENERALLY. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Amended Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be interpreted in accordance with GAAP; PROVIDED, THAT, for purposes of (a) making any calculation contemplated by the provisions of Article II and (b) determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Amended Agreement applied on a basis consistent with the application used in preparing the audited financial statements of the Borrower referred to in
Section 3.05.

         Section 1.03. TYPES OF BORROWINGS. The term "Borrowing" refers to the portion of the aggregate principal amount of Loans outstanding hereunder which bears interest of a specific Type and for a specific Interest Period pursuant to a notice of Borrowing pursuant to Section 2.04. Each Lender's ratable share of each Borrowing is referred to herein as a separate "Loan". Borrowings and Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to whether such Loan is an ABR Loan or a LIBOR Loan.

                                   ARTICLE II

                                   THE CREDITS

         Section 2.01. RESTRUCTURING OF LOANS. When this Amended Agreement becomes effective upon the satisfaction of all conditions precedent contained in Section 4.01 hereof, without further action by any person, all outstanding Loans and Letters of Credit under the Original Amended and Restated Credit Agreement shall become Loans and Letters of Credit, as the case may be hereunder, and shall be subject hereto, in an aggregate principal amount equal to the aggregate principal amount of such outstanding Loans. All such Loans hereunder shall be of the same Type, and shall have the same Interest Period, as the corresponding Loans outstanding under the Original Amended and Restated Credit Agreement. All such Letters of Credit hereunder shall be of the same amount and for the same duration as the corresponding Letters of Credit outstanding under the Original Amended and Restated Credit Agreement.

         Section 2.02. COMMITMENT TO MAKE LOANS. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Loans to the Borrower, at any time and from time to time during the Availability Period, in an aggregate principal amount at any one time outstanding not to exceed an amount equal to the excess, if any, of (i) such Lender's Commitment set forth opposite its name on Schedule 2.02 (as the same may be reduced from time to time pursuant to Section 2.10 or changed from time to time pursuant to an assignment in accordance with Section 9.04) over (ii) the sum of (A) such Lender's Commitment Percentage of the aggregate outstanding and unpaid Loans at such time, and (B) such Lender's Letter of Credit Exposure at such time. It is understood and agreed that the total amount of outstanding Loans plus the total aggregate Letter of Credit Exposure at any time shall not exceed, at any time, the aggregate Commitments of all Lenders then in effect at such time.

                  (b) The Borrower may borrow, pay or prepay and reborrow Loans during the Availability Period, within the limits set forth in Section 2.02(a) and upon the other terms and subject to the other conditions and limitations set forth herein.

         Section 2.03. LOANS. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments based on their Commitment Percentage; PROVIDED, THAT, the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount which is
(i) an integral multiple of $100,000 and not less than $500,000 in the case of LIBOR Loans and (ii) an integral multiple of $100,000 in the case of ABR Loans.

                  (b) A particular Borrowing shall consist solely of ABR Loans or LIBOR Loans as the Borrower may request pursuant to Section 2.04; PROVIDED, THAT, if an Event of Default or Default shall have occurred and be continuing (i) the Borrower shall not be entitled to request any LIBOR Loans unless approved by the Agent and the Required Lenders and (ii) no Loans of any Type shall be made unless such Event of Default or Default shall have been waived in accordance with Section 9.08(b). Each Lender may at its option fulfill its Commitment with respect to any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED, THAT, any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Amended Agreement and the applicable Note. Borrowings of more than one Type and LIBOR Loans bearing interest for more than one specific Interest Period may be outstanding at the same time; PROVIDED, THAT, the Borrower shall not be entitled to request any Borrowing or any continuation or conversion thereof which, if made, would result in an aggregate of more than six separate LIBOR Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

                  (c) Subject to Section 2.03(g) and Section 2.17, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Agent in Charlotte, North Carolina, not later than 1:00 p.m., Charlotte time, and the Agent shall by 3:00 p.m., Charlotte time, credit or wire transfer the amounts so received to an account in the name of the Borrower maintained with the Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. If any Lender fails to make such payment, the Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent promptly shall notify Borrower, and Borrower shall pay such corresponding amount to the Agent. The Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (d) If the Agent has not received from the Borrower the payment required by Section 2.22(g) by 12:30 p.m., Charlotte time, one Business Day after receipt by the Borrower of notice from the Issuing Bank that payment of a draft presented under any Letter of Credit has been or will be made, as provided in Section 2.22(g), the Agent will promptly notify the Issuing Bank and each Lender of the Letter of Credit Disbursement and, in the case of each Lender, its pro rata portion of such Letter of Credit Disbursement. Not later than 10:00 a.m., Charlotte time, on the next Business Day, each Lender shall make available its pro rata share (based on such Lender's Commitment Percentage) of such Letter of Credit Disbursement, in Federal or other funds immediately available in Charlotte, North Carolina, to the Agent at its address set forth in Section 9.01, and the Agent will promptly make such funds available to the Issuing Bank. The Agent will promptly remit to each Lender that shall have made such funds available its pro rata portion (based on such Lender's Commitment Percentage) of any amounts subsequently received by the Agent from the Borrower in respect of such Letter of Credit Disbursement.

                  (e) Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing, or prior to the time of any required payment by any Lender in respect of a Letter of Credit Disbursement, that such Lender will not make available to the Agent such Lender's portion of such Borrowing or payment, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing or payment in accordance with Section 2.03(a), and the Agent may, in reliance upon such assumption, make available to the Borrower or the Issuing Bank, as the case may be, on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower or the Issuing Bank (or, if the Agent and the Issuing Bank are the same person, from the date of such payment in respect of a Letter of Credit Disbursement), as applicable, until the date such amount is repaid to the Agent at, (i) in the case of the Borrower, the interest rate applicable thereto pursuant to Section 2.07 or 2.22(g), as applicable, and (ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Agent such corresponding amount in respect of a Borrowing, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Amended Agreement.

                  (f) Notwithstanding any other provision of this Amended Agreement, the Borrower shall not be entitled to request any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. Any Borrowing which cannot be refinanced as a Eurodollar Borrowing by reason of the preceding sentence shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing.

                  (g) The Borrower may refinance all or any part of any Borrowing with a Borrowing of the same or a different Type, upon the terms and subject to the conditions and limitations set forth in this Amended Agreement. Any Borrowing or part thereof so refinanced shall be deemed for all purposes to be simultaneously repaid or prepaid in accordance with
Section 2.05 or 2.13, as applicable, with the proceeds of a new Borrowing and the proceeds of such new Borrowing (to the extent they do not exceed the principal amount of the Borrowing being refinanced) shall not be paid by the Lenders to the Agent or by the Agent to the Borrower pursuant to Section 2.03(c).

         Section 2.04. NOTICE OF BORROWINGS. In order to request a Borrowing, the Borrower shall give the Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) (a) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., Charlotte time, three Business Days before a proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 11:00 a.m., Charlotte time, on the Business Day of a proposed Borrowing. Any such notice of Borrowing shall be irrevocable, shall be substantially in the form of Exhibit J hereto, and shall in each case refer to this Amended Agreement and specify (i) whether the Borrowing then being requested is to be a Eurodollar Borrowing or an ABR Borrowing;
(ii) the date of such Borrowing (which shall be a Business Day) and the amount thereof; and (iii) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. If the Borrower shall not have given notice in accordance with this Section 2.04 of its election to refinance a Borrowing prior to the end of the Interest Period in effect for such Borrowing, then the Borrower shall (unless such Borrowing is repaid at the end of such Interest Period) be deemed to have given notice of an election to refinance such Borrowing with an ABR Borrowing. The Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.04 and of each Lender's portion of the requested Borrowing, which, in the case of a Eurodollar Borrowing, the Agent shall use reasonable efforts to give the Lenders at least two days prior notice thereof.

         Section 2.05. NOTES; REPAYMENT OF LOANS. The Loans made by each Lender shall be evidenced by a Note, which was duly executed and delivered on behalf of the Borrower on December 18, 1998 and was dated December 18, 1998, payable to the order of such Lender in a principal amount equal to such Lender's Commitment. The outstanding principal balance of each Loan, as evidenced by each applicable Note, shall be payable on the last day of the Interest Period applicable to such Loan and on the Maturity Date, and shall bear interest from the date of the first Borrowing hereunder on the outstanding principal balance thereof as set forth in Section 2.07. Each Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each applicable Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; PROVIDED, THAT, the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms of this Amended Agreement and the applicable Note.

         Section 2.06. FEES. (a) The Borrower shall pay to the Agent for the account of each Lender, on the last day of March, June, September and December in each year and on the date on which the Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a "COMMITMENT FEE") equal to the Applicable Percentage for Commitment Fees, in effect from time to time for the preceding fiscal quarter (or shorter period commencing with the Effective Date or ending with the date on which the Commitment of such Lender shall be terminated, as the case may be) multiplied by the average daily unused amount of the Commitment of such Lender for such quarter (or such shorter period, as the case may be). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fees due to each Lender shall commence to accrue on the Effective Date and cease to accrue on the date on which the Commitment of such Lender shall be terminated as provided herein.

                  (b) The Borrower shall pay to the Agent (i) for the account of each Lender, on the last day of March, June, September and December of each year and on the date on which the Commitment of such Lender shall expire or be terminated as provided herein, a letter of credit fee (a "LETTER OF CREDIT FEE") equal to (A) such Lender's Commitment Percentage of the average daily aggregate Letter of Credit Exposure (excluding the portion thereof attributable to unreimbursed Letter of Credit Disbursements) during the preceding fiscal quarter (or shorter period commencing with the Closing Date and ending with the date on which all Letters of Credit have been canceled or have expired and the Commitments of all Lenders shall have been terminated) multiplied by (B) the Applicable Percentage for Letter of Credit Fees in effect during such period, and (ii) for the account of the Issuing Bank, on the last day of March, June, September and December of each year, a fronting fee (a "FRONTING FEE") of 0.125% per annum on the average daily aggregate Letter of Credit Exposure (excluding the portion thereof attributable to unreimbursed Letter of Credit Disbursements) during the preceding quarter (or shorter period commencing with the date hereof or ending with the Maturity
Date) and, with respect to each Letter of Credit, any other customary fees of the Issuing Bank agreed upon by the Borrower and Issuing Bank in connection with the issuance, amendment or transfer of any Letter of Credit or any Letter of Credit Disbursement. All Letter of Credit Fees and Fronting Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

                  (c) [Intentionally Omitted].

                  (d) The Borrower agrees to pay to the Agent, for its own account, the fees set forth in the Fee Letter dated January 24, 2001 among the Agent and the Borrower among such parties (the "FEE LETTER") in the amounts and on the dates provided in the Fee Letter. Such fees shall be in addition to reimbursement of the Agent's reasonable out-of-pocket expenses.

                  (e) All Fees shall be paid on the dates due, in immediately available funds. Once paid, none of the Fees shall be refundable under any circumstances (absent manifest error).

         Section 2.07. INTEREST ON LOANS. (a) Subject to the provisions of
Section 2.08, each Loan comprising an ABR Borrowing shall bear interest for each day from the date such Loan is made until it becomes due (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days), at a rate per annum equal to the Alternate Base Rate, plus the Applicable Percentage for ABR Loans in effect from time to time for such Loan. So long as any

ABR Borrowing is outstanding, the Agent shall promptly notify the Borrower of any change in the Alternate Base Rate.

                  (b) Subject to the provisions of Section 2.08, each Loan comprising a Eurodollar Borrowing shall bear interest for each day from the date such Loan is made until it becomes due (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing, plus the Applicable Percentage for LIBOR Loans in effect from time to time for such Loan.

                  (c) Any change in the Applicable Percentage for ABR Loans and Applicable Percentage for LIBOR Loans required hereunder shall become effective five days after the date the Borrower delivers its financial statements required by Section 5.04(b) or (c), as the case may be, and the certificate required by Section 5.04(d); PROVIDED, THAT, if the Borrower fails to deliver such financial statements and certificate on or before the date such statements and certificate are required to be delivered pursuant to
Section 5.04(b) or (c), as the case may be, and Section 5.04(d), the Applicable Percentage for ABR Loans and Applicable Percentage for LIBOR Loans for the period beginning one (1) Business Day after such required date until the date such statements and certificate are actually delivered shall be calculated as if a Pricing Level V were in effect, and after the date such statements and certificate are actually delivered the Applicable Percentage for ABR Loans and Applicable Percentage for LIBOR Loans shall be determined as otherwise provided for herein; and PROVIDED, FURTHER, that any calculation pursuant to the preceding proviso shall not excuse or limit the remedies available for any Default or Event of Default as a result of the failure to deliver such statements.

                  (d) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan, except as otherwise provided in this Amended Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Agent in good faith, and such determination shall be conclusive absent manifest error.

         Section 2.08. DEFAULT INTEREST. If and for so long as any Event of Default shall have occurred and be continuing, interest shall accrue, to the extent permitted by applicable law, on the outstanding amount of all Obligations during the period from (and including) the date of such Event of Default to (but not including) the date of actual payment (after as well as before judgment) at the rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) applicable to such Loan during such period pursuant to
Section 2.07, plus 2.00%. The Borrower shall pay all such accrued but unpaid interest from time to time upon demand.

         Section 2.09. ALTERNATE RATE OF INTEREST. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Agent shall have reasonably determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the applicable interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Lenders of making or maintaining LIBOR Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.04 or 2.11 shall, until the Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing. Each determination by the Agent hereunder shall be conclusive absent manifest error.

         Section 2.10. TERMINATION AND REDUCTION OF COMMITMENTS. (a) The Commitments shall be automatically terminated at 5:00 p.m., Charlotte, North Carolina time, on the Maturity Date.

                  (b) Upon at least five Business Days' prior irrevocable written or telecopy notice to the Agent, the Borrower may at any time in whole permanently terminate, or in part permanently reduce, the Commitments; PROVIDED, THAT, (i) each partial reduction of the Commitments shall be in a minimum aggregate principal amount which is an integral multiple of $500,000 and not less than $1,000,000, and (ii) the aggregate of the Commitments shall not be reduced to an amount that is less than the aggregate Letter of Credit Exposure at that time.

                  (c) On the date of each mandatory payment or prepayment of Loans (or provision of cash collateral in respect of Letters of Credit) in accordance with Sections 2.12(b) or (c), the Commitments shall be permanently reduced by an aggregate amount equal to the amount of such required payment of prepayment (or provision of cash collateral).

                  (d) Each reduction in the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrower shall pay to the Agent for the account of the Lenders, on the date of each termination or reduction of the Commitments, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.

         Section 2.11. CONVERSION AND CONTINUATION OPTIONS. The Borrower shall have the right at any time upon prior irrevocable notice to the Agent
(a) not later than 11:00 a.m., Charlotte, North Carolina time, on the day of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 10:00 a.m., Charlotte, North Carolina time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period and (c) not later than 10:00 a.m., Charlotte, North Carolina time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

                  (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

                  (ii) the aggregate principal amount of such Borrowing
             converted into or continued as (A) a Eurodollar Borrowing, shall be an integral multiple of $100,000 and not less than $500,000 or (B) an ABR Borrowing, shall be the lesser of (I) the remaining outstanding principal amount of such Borrowing and (II) an integral multiple of $100,000;

                  (iii) each conversion or continuation shall be effected by each Lender by applying the proceeds of the new Loan of such Lender resulting from such conversion or continuation to the Loan (or portion thereof) of such Lender being converted or continued;

                  (iv) accrued interest on a LIBOR Loan (or portion thereof)
             being converted or continued shall be paid by the Borrower at the time of conversion;

                  (v) if any Eurodollar Borrowing is converted or continued at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

                  (vi) any portion of a Borrowing maturing or required
             to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing; and

                  (vii)any portion of a Eurodollar Borrowing which
             cannot be converted into or continued as a Eurodollar Borrowing by reason of clause (vi) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing.

         Each notice of conversion or continuation pursuant to this Section
2.11 shall be irrevocable, shall be substantially in the form of Exhibit J hereto and shall refer to this Amended Agreement and specify (I) the principal amount, the Type and, in the case of a Eurodollar Borrowing, the Interest Period of the Borrowing that the Borrower requests be converted or continued, (II) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (III) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and
(IV) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Agent shall advise the other Lenders of any notice given pursuant to this Section 2.11 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.11 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.11 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing.

         Section 2.12. MANDATORY REPAYMENTS AND PREPAYMENTS. (a) On the Maturity Date, all Borrowings shall be due and payable to the extent not previously paid and all Letter of Credit Exposure (if any) shall be terminated, cash collateralized or supported by one or more letters of credit from acceptable financial institutions in a manner satisfactory to the Agent.

                  (b) In the event and on each occasion that a Prepayment Event occurs, the Borrower shall give to the Agent written or telecopy notice of such event, the amount of Net Cash Proceeds expected to be received therefrom and the expected schedule for receiving such proceeds. On the date of receipt by the Borrower or any Subsidiary of Net Cash Proceeds from such Prepayment Event, the Borrower shall prepay Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds received; PROVIDED, THAT in the case of an Asset Sale, no such prepayment shall be required unless and until the aggregate amount of Net Cash Proceeds received from such Asset Sale and all other Asset Sales that have occurred since the Effective Date or the date of the last prepayment made on account of one or more Asset Sales, as the case may be, exceeds $500,000; PROVIDED, FURTHER in the case of any issuance of Capital Stock by USPI or the issuance of any debt or Disqualified Stock by USPI, the Borrower shall prepay 87.5% of the Net Cash Proceeds therefrom.

                  (c) In the event and on each occasion that the sum of (i) the aggregate outstanding principal amount of Loans and (ii) the aggregate Letter of Credit Exposure exceeds the aggregate amount of the available Commitments at such time (as determined pursuant to Section 2.02), the Borrower shall immediately prepay Loans and/or reduce Letter of Credit Exposure as contemplated by Section 2.12(d) such that the aggregate amount of
(i) the aggregate outstanding principal amount of Loans and (ii) the aggregate Letter of Credit Exposure is equal to or less than such aggregate available Commitments.

                  (d) All mandatory prepayments under Section 2.12(b) or (c) shall be applied (to the extent applicable) (I) FIRST, to reduce the outstanding principal amount of the Loans and (ii) SECOND, to the extent that the remaining amount of such prepayment is greater than the aggregate principal amount of outstanding Loans, to provide cash collateral in respect of the Letters of Credit (and thereupon such cash shall be deemed to reduce the Letter of Credit Exposure for purposes of this Section 2.12(d)). Subject to the foregoing provisions, any mandatory prepayment of Loans pursuant to
Section 2.12(b) or (c) shall be applied to prepay all ABR Loans before any LIBOR Loans are prepaid.

                  (e) Each payment of Borrowings pursuant to this Section
2.12 (except partial prepayments of ABR Borrowings) shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment. All payments under this Section 2.12 shall be subject to Section 2.16, but otherwise shall be without premium or penalty.

         Section 2.13. OPTIONAL PREPAYMENTS. (a) The Borrower shall have the right at any time and from time to time to prepay any Eurodollar Borrowing, in whole or in part, upon giving prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Agent at least three Business Days prior to the date of prepayment; PROVIDED, THAT, each partial prepayment of LIBOR Loans shall be in an amount which is an integral multiple of $500,000 and not less than $1,000,000 and a partial prepayment of a Eurodollar Borrowing under this Section 2.13(a) shall not be made that would result in the remaining aggregate outstanding principal amount thereof being less than $500,000. Each notice of prepayment shall specify the prepayment date, the Interest Period of the Eurodollar Borrowing to be prepaid and the principal amount thereof to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Eurodollar Borrowing by the amount stated therein on the date stated therein.

                  (b) All prepayments under this Section 2.13 shall be subject to Section 2.16 but otherwise shall be without premium or penalty. All prepayments under this Section 2.13 shall be accompanied by accrued interest on the principal amount being prepaid to, but excluding, the date of payment.

         Section 2.14. RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES. (a) Notwithstanding any other provision of this Amended Agreement, if after the date of this Amended Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender or the Issuing Bank of the principal of or interest on any LIBOR Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender or the Issuing Bank by the jurisdiction in which such Lender or the Issuing Bank has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or the Issuing Bank (except any such reserve requirement that is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or the Issuing Bank or the applicable interbank market any other condition affecting this Amended Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of making or maintaining any LIBOR Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or the Issuing Bank to be material, then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank shall have determined that the adoption after the date hereof of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change after the date hereof in any such law, rule, regulation, agreement or guideline or in the interpretation or administration thereof by any Governmental Authority (including the National Association of Insurance Commissioners) charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or the Issuing Bank or any Lender's or the Issuing Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any

Governmental Authority has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Amended Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material, then, from time to time the Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth the circumstances requiring the payment of compensation, the calculations with respect thereto, and the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation. The protection of this Section 2.14 shall be available to each Lender and the Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition that shall have occurred or been imposed.

         Section 2.15. CHANGE IN LEGALITY. (a) Notwithstanding any other provision of this Amended Agreement, if after the date hereof, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to any LIBOR Loan, then, by written notice to the Borrower and to the Agent, such Lender may:

                           (i) declare that LIBOR Loans will not thereafter
                      (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into LIBOR Loans), whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a LIBOR

                      Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

                           (ii) require that all outstanding LIBOR Loans made
                      by it be converted to ABR Loans, in which event all such LIBOR Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the LIBOR Loans that would have been made by such Lender or the converted LIBOR Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBOR Loans.

                  (b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each LIBOR Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such LIBOR Loan and in all other cases such notice shall be effective on the date of receipt by the Borrower.

         Section 2.16. INDEMNITY. The Borrower shall indemnify each Lender against any loss, expense, liability, claim, or damages (including, without limitation, reasonable attorneys' fees and settlement costs) that such Lender may sustain or incur as a consequence of (a) any event, other than a default by the Agent or such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any LIBOR Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any LIBOR Loan to a Loan of another Type, or the conversion of the Interest Period with respect to any LIBOR Loan, in each case other than on the last day of the Interest Period in effect therefor, (iii) any LIBOR Loan to be made by such Lender (including any LIBOR Loan to be made pursuant to a conversion or continuation under Section 2.11) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause
(a) being called a "BREAKAGE EVENT"), (b) any default by the Borrower in the making of any payment or prepayment required to be made hereunder and (c) the Borrower's use of Loan proceeds. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (y) its cost of obtaining funds for the LIBOR Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (z) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same. This indemnification will survive and continue for the benefit of the Lenders at all times after the Borrowers acceptance of the Lender's commitments for the Facility.

         Section 2.17. PRO RATA TREATMENT. Except as required under Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each reduction of the Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the sum of (a) the respective principal amounts of their applicable outstanding Loans and (b) the respective amounts of their Letter of Credit Exposure).

         Section 2.18. SHARING OF SETOFFS. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of such Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in such Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of such Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; PROVIDED, THAT, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. For purposes of this Section 2.18, the Loans of any Lender shall include such Lender's Letter of Credit Exposure. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such interest.

         Section 2.19. PAYMENTS. (a) Unless expressly provided otherwise herein, the Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document without setoff, defense or counterclaim not later than 10:00 a.m., Charlotte, North Carolina time, on the date when due in dollars to the Agent at its offices in Charlotte, North Carolina, in immediately available funds. Any such payment received after such time on any date shall be deemed made on the next Business Day.

                  (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

                  (c) If the Borrower fails to make such payment, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate.

         Section 2.20. TAXES. (a) Any and all payments by or on behalf of the Borrower or any Subsidiary hereunder and under any other Loan Document shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING (i) income taxes or branch profit taxes imposed on the net income of the Agent, any Lender or the Issuing Bank (or any transferee or assignee thereof, including a participation holder (any such entity a "TRANSFEREE")) and (ii) franchise taxes imposed on the net income of the Agent, any Lender or the Issuing Bank (or Transferee), in each case by the jurisdiction under the laws of which the Agent, such Lender or the Issuing Bank (or Transferee) is organized or any political subdivision thereof or the jurisdiction in which such Lender or Transferee has its applicable lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, being called "TAXES" and all such excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being called "EXCLUDED TAXES"). Subject to the provisions of Section 2.20(f) if the Borrower or any Subsidiary shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender or the Issuing Bank (or any Transferee) or the Agent, (A) the sum payable shall be increased by the amount (an "ADDITIONAL AMOUNT") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20 but excluding Excluded Taxes) such Lender or the Issuing Bank (or Transferee) or Agent, as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (B) the Borrower or such Subsidiary shall make such deductions and (C) the Borrower or such Subsidiary shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law, any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including mortgage recording taxes and similar fees) that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Amended Agreement or any other Loan Document ("OTHER TAXES").

                  (c) The Borrower will indemnify each Lender (or Transferee), the Agent and the Issuing Bank (or Transferee) for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee) or Agent or the Issuing Bank, as the case may be, and any liability (excluding Excluded Taxes, but including penalties, interest and expenses (including reasonable attorneys' fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability and the method of computation thereof prepared by the Agent, a Lender or the Issuing Bank (or Transferee) or the Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Agent, any Lender or the Issuing Bank (or Transferee), as the case may be, makes written demand therefor and provides the Borrower with the certificate described above.

                  (d) If any Lender (or Transferee) or Agent shall become aware that it is entitled to claim a refund in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 2.20, it shall promptly notify the Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the Borrower, make a claim to such Governmental Authority for such refund at the Borrower's expense. If any Lender (or Transferee) or Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 2.20, it shall within 30 days from the date of such receipt, so long as no Event of Default has occurred and is continuing, pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.20 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, HOWEVER, that the Borrower, upon the request of such Lender (or Transferee) or Agent, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender (or Transferee) or Agent in the event such Lender (or Transferee) or Agent is required to repay such refund to such Governmental Authority.

                  (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower or any Subsidiary to the relevant Governmental Authority, the Borrower or such Subsidiary will deliver to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                  (f) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "NON-U.S. LENDER") shall deliver to the Borrower and the Agent two copies of (i) either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Amended Agreement and the other Loan Documents and (ii) an Internal Revenue Service Form W-8 or W-9 entitling such Non-U.S. Lender to receive a complete exemption from United States backup withholding tax. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Amended Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "NEW LENDING OFFICE"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. If a Non-U.S. Lender who has delivered the forms referred to above on the date it becomes a party to this Amended Agreement (or, in the case of a Transferee, on the date that it becomes a Transferee hereunder) determines that it is unable subsequently to submit to the Borrower any such form, or that it is required to withdraw or cancel any such form, such Non-U.S. Lender shall promptly notify the Borrower of such fact. Notwithstanding any other provision of this Section 2.20(f), a Non-U.S. Lender shall not be required to deliver any form pursuant to this
Section 2.20(f) that such Non-U.S. Lender is not legally able to deliver.

                  (g) The Borrower shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or
(c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender become a party to this Amended Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; PROVIDED, HOWEVER, that this clause (ii) shall not apply (A) to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Borrower and (B) to the extent the indemnity payment or additional amounts any Transferee, or any Lender (or Transferee) acting through a New Lending Office, would be entitled to receive (without regard to this clause (ii)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (f) above.

                  (h) Nothing contained in this Section 2.20 shall require any Lender or the Issuing Bank (or Transferee) or the Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  (i) The provisions of this Section 2.20 shall remain operative and in full force and effect regardless of the expiration of the term of this Amended Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Amended Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any Lender.

         Section 2.21. ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES; DUTY TO MITIGATE. (a) In the event (i) any Lender, or the Issuing Bank or any participant of any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender, the Issuing Bank or any participant of any Lender delivers a notice described in Section 2.15, or
(iii) the Borrower is required to pay any additional amount to any Lender, the Issuing Bank, any participant of any Lender or any Governmental Authority on account of any Lender, the Issuing Bank or any participant of any Lender pursuant to Section 2.20, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender, the Issuing Bank or any participant of any Lender and the Agent, as the case may be, require such Lender, the Issuing Bank or any participant of any Lender, as applicable, to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Amended Agreement to an assignee or participant reasonably acceptable to the Agent that shall assume or accept such assigned or participated, as the case may be, obligations (which assignee or participant may be another Lender, if a Lender accepts such assignment), PROVIDED, THAT, (A) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction over such assignment or participation, the parties thereto, the Loan Documents or the transactions evidenced hereby or thereby, (B) the Borrower shall have received the prior written consent of the Agent and the Issuing Bank, which consent shall not unreasonably be withheld, (C) no Event of Default shall have occurred and be continuing and (D) the Borrower or such assignee or participant shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of 100% of the principal of and interest accrued to the date of such payment on the outstanding Loans or Letter of Credit Disbursements of such Lender, the Issuing Bank or such assigning participant, respectively, plus (to the extent not already paid to the Agent for the account of such Lender) all Fees and other amounts accrued for the account of such Lender, the Issuing Bank or such assigning participant hereunder (including any amounts under Section
2.14 and Section 2.16); PROVIDED, FURTHER, that if prior to any such assignment the circumstances or event that resulted in such Lender's notice or certificate under Section 2.14 or 2.15 or demand for additional amounts under Section 2.20, as the case may be, shall cease to exist or become inapplicable for any reason or if such Lender or participant shall waive its rights in respect of such circumstances or event under Section 2.14, 2.15 or 2.20, as the case may be, then such Lender or participant shall not thereafter be required to make any such assignment hereunder.

                  (b) If (i) any Lender or the Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank, pursuant to Section 2.20, then such Lender or the Issuing Bank shall use reasonable efforts (which shall not require such Lender or the Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by the Borrower or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under
Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such filing or assignment, delegation and transfer.

         Section 2.22. LETTERS OF CREDIT. (a) The Borrower may request the issuance of Letters of Credit, in a form and substance reasonably acceptable to the Agent and the Issuing Bank, for the account of the Borrower or any Subsidiary, at any time and from time to time during the Letter of Credit Availability Period; PROVIDED, THAT, any Letter of Credit shall be issued only if, and each request by the Borrower for the issuance of any Letter of Credit shall be deemed a representation and warranty of the Borrower that, immediately following the issuance of such Letter of Credit, the sum of the aggregate Letter of Credit Exposure and the aggregate principal amount of outstanding Loans shall not exceed the aggregate amount of the available Commitments at such time as determined pursuant to Section 2.02. For purposes hereof, the "issuance" of a Letter of Credit includes the amendment, renewal or extension of a Letter of Credit.

                  (b) Each Letter of Credit shall expire no later than the earlier of (i) one year after the date of issuance of such Letter of Credit, subject to extension (including pursuant to an automatic renewal provision in customary form) and (ii) the fifth Business Day prior to the Maturity Date. Each Letter of Credit shall provide for payments of drawings in dollars.

                  (c) Each issuance of any Letter of Credit shall be made on at least three Business Days' prior irrevocable written or telecopy notice (such notice to be delivered by 10:00 a.m., Charlotte, North Carolina time) from the Borrower (or such shorter notice as shall be acceptable to the Issuing Bank) to the Agent and the Issuing Bank specifying the date of issuance, the date on which such Letter of Credit is to expire, the amount of such Letter of Credit (which shall be not less than $25,000 or such lesser amount as is acceptable to the Agent), the name and address of the beneficiary of such Letter of Credit, and such other information as may be necessary or desirable to complete such Letter of Credit. The Issuing Bank will give the Agent prompt notice of the issuance and amount of such Letter of Credit and the expiration date of such Letter of Credit (and the Agent shall give prompt notice thereof to each Lender). During the Letter of Credit Availability Period, the Issuing Bank also will give the Agent (i) daily notice of the amount available to be drawn under each outstanding Letter of Credit and (ii) a quarterly summary indicating, on a daily basis during such quarter, the issuance of any Letter of Credit and the amount thereof, the expiration of any Letter of Credit and the amount thereof and the payment on any draft presented under any Letter of Credit. Each Letter of Credit issued hereunder will be subject to the Uniform Customs and Practices for Documentary Credits, as in effect from time to time.

                  (d) By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank, the Agent or the Lenders in respect thereof, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, on behalf of the Issuing Bank, in accordance with Section 2.03(c), such Lender's Commitment Percentage of each Letter of Credit Disbursement made by the Issuing Bank and not reimbursed by the Borrower when due in accordance with Section 2.22(g). If any Lender fails to make such payment, the Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent promptly shall notify Borrower, and Borrower shall pay such corresponding amount to the Agent. The Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (e) Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to Section 2.22(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (f) The Borrower shall pay to the Agent, for the account of the Lenders and the Issuing Bank, as applicable, a nonrefundable Letter of Credit Fee and Fronting Fee in accordance with Section 2.06(b). In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit (including any Letter of Credit issued for the account of a Subsidiary).

                  (g) The Borrower hereby agrees to reimburse the Issuing Bank for any payment disbursement made by the Issuing Bank under any Letter of Credit (including any Letter of Credit issued for the account of a Subsidiary) by making payment in immediately available funds to the Agent on the same Business Day after receipt of notice of such payment or disbursement, in an amount equal to the amount of such payment or disbursement, PLUS interest on the amount so paid or disbursed by the Issuing Bank at a rate per annum equal to the rate applicable to ABR Loans pursuant to Section 2.07; PROVIDED, THAT, if such amount is not reimbursed prior to 2:00 p.m., Charlotte, North Carolina time, on the same Business Day after receipt by the Borrower of the notice of such payment or disbursement, interest shall thereafter accrue on such unreimbursed amount at a rate per annum equal to the rate applicable to ABR Loans during such period pursuant to Section 2.07, plus 2.00%. The Agent shall promptly pay any such amounts received by it to the Issuing Bank. If the Borrower fails to make such payment, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate.

                  (h) The Borrower's obligation to reimburse Letter of Credit Disbursements as provided in Section 2.22(g) shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Amended Agreement under any and all circumstances whatsoever, and irrespective of:

                           (i) any lack of validity or enforceability of any
                       Letter of Credit or any other Loan Document or any term or provision therein;

                           (ii) the existence of any claim, setoff, defense or
                       other right which the Borrower, any Subsidiary or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Agent, any Lender or any other person, whether in connection with this Amended Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                           (iii) any draft or other document presented under a
                       Letter of Credit proving to be forged,
                       fraudulent, invalid or insufficient in any respect or failing to comply with the Uniform Customs and Practices for Documentary Credits, as in effect from time to time, or any statement therein being untrue or inaccurate in any respect;

                           (iv) payment by the Issuing Bank under a Letter of
                       Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit;

                           (v) any amendment, waiver or consent in respect of
                       this Amended Agreement or any other Loan Document;
                       and

                           (vi) any other act or omission or delay of any kind
                       or any other circumstance or event whatsoever, whether or not similar to any of the foregoing and whether or not foreseeable, that might, but for the provisions of this Section 2.22(h), constitute a legal or equitable discharge of the Borrower's obligations hereunder.

                  (i) Without limiting the generality of the provisions of the foregoing paragraph (h), it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse Letter of Credit Disbursements will not be excused by the gross negligence of the Issuing Bank. However, the preceding sentence and the provisions of Section 2.22(h) shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's gross negligence in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. It is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank's exclusive reliance in good faith on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute bad faith, gross negligence or willful misconduct of the Issuing Bank.

                  (j) The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telex or telecopy, to the Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make a Letter of Credit Disbursement thereunder; PROVIDED, THAT, the failure to give such notice shall not relieve the Borrower of its obligation to reimburse any such Letter of Credit Disbursement in accordance with this
Section 2.22. The Agent shall promptly give each Lender notice thereof.

                  (k) In the event that the Borrower is required pursuant to the terms of this Amended Agreement or any other Loan Document to provide cash collateral in respect of the Letter of Credit Exposure, the Borrower shall deposit in an account with the Agent, for the benefit of each Lender, an amount in cash equal to the Letter of Credit Exposure (or such lesser amount as shall be required hereunder or thereunder). Such deposit shall be held by the Agent as collateral for the payment and performance of the Obligations to Lenders. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Cash Equivalents, which investments shall be made as directed by the Borrower (unless such investments shall be contrary to applicable law or regulation or a Default or Event of Default shall have occurred and be continuing, in which case the Agent shall determine in its discretion whether to make investments and, if so, shall determine in its discretion the Cash Equivalents to be selected), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall automatically be applied by the Agent to reimburse the Issuing Bank for Letter of Credit Disbursements and, if the maturity of the Loans has been accelerated, to satisfy the Obligations to Lenders. If the Borrower is required to provide an amount of cash collateral hereunder as a result of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.12(d), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower upon demand; PROVIDED, THAT, after giving effect to such return, (i) the sum of the aggregate Letter of Credit Exposure plus the aggregate outstanding principal amount of Loans would not exceed the aggregate available Commitments as determined pursuant to Section 2.02 and (ii) no Default or Event of Default shall have occurred and be continuing.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower and Holdings hereby represent and warrant, jointly and severally, to the Agent and each of the Lenders that:

         Section 3.01. ORGANIZATION; POWERS. The Borrower is a corporation, is duly organized, validly existing and in good standing under the laws of the State of Delaware and each other Consolidated Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Further, each Consolidated Party (a) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (b) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (c) has the requisite power and authority to execute, deliver and perform its obligations under each of the Loan Documents, the Material Contracts, the Acquisition Documents and each other agreement or instrument contemplated hereunder to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder.

         Section 3.02. AUTHORIZATION. The execution, delivery and performance by each of the Consolidated Parties of each of the Loan Documents, the Material Contracts, the Acquisition Documents and each other agreement or instrument contemplated hereunder to which it is a party (including the exercise of remedies thereunder) and, in the case of the Borrower, the borrowing of funds and extensions of credit hereunder (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) in any material respect, any material provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation, partnership agreement, operating agreement or other constitutive documents or by-laws of such person, (C) in any material respect, any material order of any Governmental Authority issued to or binding upon such person or any of its or their assets, (D) in any material respect, any material provision of any Material Contract or any Acquisition Document or (E) in any respect any provision of any Indebtedness or other material contract or agreement of USPI or its Affiliates, (ii) (A) result in a material breach of or constitute (alone or with notice or lapse of time or both) a material default or give rise to increased, additional, accelerated or guaranteed rights of any person under any Material Contract or (B) result in a breach or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under such agreement under any Indebtedness or other material contract or agreement of USPI or its

Affiliates, or (iii) except for the Lien of the Collateral Documents, result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired.

         Section 3.03. ENFORCEABILITY. This Amended Agreement has been duly executed and delivered by the Borrower and Holdings and constitutes, and each other Loan Document, each Material Contract and the Acquisition Documents when executed and delivered by the Borrower or any other Consolidated Party which is a party thereto will constitute, a valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer, voidable preference or similar laws and the application of equitable principles generally.

         Section 3.04. CONSENTS AND GOVERNMENTAL APPROVALS. No action, consent or approval of, registration or filing with or any other action by
(a) any Governmental Authority, (b) any creditor or shareholder of the Borrower or any creditor, shareholder, partner or member of any of the Consolidated Parties, USPI or any Affiliate thereof, or any Provider or association of Providers, (c) any counterparty to a Material Contract, (d) any party to an Acquisition Document, or (e) except where failure to take or obtain such action, consent or approval of, registration or filing with or such other action could not reasonably be expected to have a Material Adverse Effect, any other person, is or will be required in connection with the Facility or the performance by the Borrower or any other Credit Party of the Loan Documents or any Acquisition Document to which it is or will be a party, in each case except such as have been made or obtained and are in full force and effect, except, in the case of clauses (a), (b) and (c), for actions, consents, approvals, registrations or filings which are routine or administrative and not of a material nature.

         Section 3.05. EXISTING PRACTICE REPORTS; UNDISCLOSED LIABILITIES.
(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income and cash flows for (i) its 1997 Fiscal Year ended on December 31, 1997, (ii) its 1998 Fiscal Year ended on December 31, 1998, (iii) its 1999 Fiscal Year ended on December 31, 1999 and (iv) its 2000 Fiscal Year up to and including its fiscal quarter ended September 30, 2000 (the "Initial Financial Statements"), all certified by a Financial Officer of the Borrower as being true and correct in all material respects. The Initial Financial Statements present fairly the financial condition of the Borrower and each Permitted Asset as of such dates and for such periods. The Initial Financial Statements (and notes thereto) (1) disclose all material liabilities, direct, contingent or otherwise, of the Borrower as of September 30, 2000 and (2) were prepared in material compliance with GAAP consistently applied.

                  (b) The Borrower and the Subsidiaries do not have any liabilities or obligations, contingent or otherwise, required by GAAP to be set forth on a consolidated balance sheet of the Borrower, except (i) for items set forth in Schedule 3.05, and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice.

                  (c) All financial projections heretofore furnished by or on behalf of the Borrower to the Agent or any Lender have been prepared in good faith based on reasonable assumptions.

         Section 3.06. NO MATERIAL ADVERSE CHANGE. Since September 30, 2000, there has not been any Material Adverse Change.

         Section 3.07. TITLE TO PROPERTIES; POSSESSION UNDER LEASES. (a) Each Consolidated Party has good and marketable title to, or valid leasehold interests in, all its properties and assets except where the failure to do so could be reasonably expected to have a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Liens permitted by Section 6.02.

                  (b) Each of the Borrower and the Subsidiaries has complied with all material obligations under all Service Agreements to which it is a party and all such Service Agreements are in full force and effect.

                  (c) To the knowledge of the Borrower, neither the Borrower nor any other Consolidated Party is infringing, or has infringed, the intellectual property rights of a third party.

         Section 3.08. OWNERSHIP. (a) The authorized Capital Stock of the Borrower consists of 1,000 shares of common stock, $.01 par value of which 1,000 shares are issued and outstanding on the Effective Date after giving effect to the transactions contemplated in the Acquisition Documents and no other Capital Stock is authorized. All of the outstanding shares of common stock of the Borrower have been duly and validly authorized and issued, are fully paid and non-assessable, and were not issued in violation of any preemptive rights of any stockholder. Holdings owns good, valid and marketable title to all the outstanding common stock of the Borrower, free and clear of all Liens of every kind, whether absolute, matured, contingent or otherwise, other than those arising under the Collateral Documents. The Borrower has no outstanding securities convertible into or exchangeable for its Capital Stock, no outstanding rights to subscribe for or purchase its Capital Stock, no outstanding options for the purchase of its Capital Stock, no agreements providing for the issuance (contingent or otherwise) of its Capital Stock, no incentive units, phantom stock or similar arrangements and no calls, commitments or claims of any character relating to its Capital Stock. There are no shareholder's agreements or other agreements pertaining to Holdings' beneficial ownership of the common stock of the Borrower, including any agreement that would restrict Holdings right to dispose of such common stock and/or its right to vote such common stock.

                  (b) The authorized Capital Stock of Holdings consists of 1,000 shares of common stock, $.01 par value of which 1,000 shares are issued and outstanding on the Effective Date after giving effect to the transactions contemplated by the Acquisition Documents and no other Capital Stock is authorized. All of the outstanding shares of common stock of Holdings have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights of any stockholder. USPI owns good, valid and marketable title to all common stock of Holdings, free and clear of all Liens of every kind, whether absolute, matured, contingent or otherwise. Holdings has no outstanding securities convertible into or exchangeable for its Capital Stock, no outstanding rights to subscribe for or purchase its Capital Stock, no outstanding options for the purchase of its Capital Stock, no agreements providing for the issuance (contingent or otherwise) of its Capital Stock, no incentive units, phantom stock or similar arrangements and no calls, commitments or claims or any character relating to its Capital Stock. There are no shareholder's agreements or other agreements pertaining to USPI's beneficial ownership of the common stock of Holdings, including any agreement that would restrict USPI's right to dispose of such common stock and/or its right to vote such stock.

                  (c) Schedule 3.08 sets forth a list of all of the Subsidiaries, the respective jurisdictions of organization thereof and the percentage ownership interest, direct or indirect, of the Borrower therein. As of the Effective Date, the Borrower has no Subsidiaries other than those set forth on Schedule 3.08 hereto.

         Section 3.09. LITIGATION; COMPLIANCE WITH LAWS. (a) As of the Effective Date, Schedule 3.09 sets forth a list of all pending or, to the knowledge of any Credit Party, threatened litigation, arbitrations or other proceedings against any Consolidated Party involving a claim for more than $100,000.00. Except as noted on Schedule 3.09, none of such lawsuits, claims, arbitrations or other proceedings as to which there is a reasonable possibility of adverse determination would have, if so determined, a Material Adverse Effect. Except as set forth in Schedule 3.09, neither the Borrower nor any other Consolidated Party is a party or subject to or in default under any material judgment, order, injunction or decree of any Governmental Authority or arbitration tribunal. Except as set forth in Schedule 3.09, there are no actions, suits, investigations or proceedings at law or in equity or by or before any arbitrator or Governmental Authority now pending or, to the knowledge of any Credit Party, threatened against or affecting the Borrower, any other Consolidated Party or any business, property or rights of the Borrower or any other Consolidated Party (i) which involve any Loan Document, any Material Contract, the Acquisition Documents or the USPI Agreement or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Schedule 3.09, each Consolidated Party is in compliance in all material respects with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority ("APPLICABLE LAWS") including, without limitation, Fraud and Abuse Laws, those relating to the environment, taxes and occupational health and safety, except for instances of noncompliance that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.09, neither the Borrower nor any Consolidated Party has received any written communication during the past year from a Governmental Authority that alleges that the Borrower or such Consolidated Party is not in compliance in any material respect with any Applicable Laws. Except as set forth in Schedule 3.09, there is no pending or, to the knowledge of any Credit Party, threatened investigation of any Consolidated Party by any Governmental Authority.

         Section 3.10. AGREEMENTS (a) Each indenture or other agreement or instrument evidencing Indebtedness and each other material agreement, contract, lease, license, commitment or other instrument, including any Service Agreements to which any Consolidated Party is or will be a party or by which it or any of its properties or assets are or may be bound as of the Effective Date is listed on Schedule 3.10 hereto (the "MATERIAL CONTRACTS").

                  (b) Each Material Contract is in all material respects valid, binding and in full force and effect and enforceable by the Consolidated Party thereto in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer, voidable preference or similar laws and the application of equitable principles generally. The Consolidated Parties have performed all material obligations required to be performed by them to date under the Material Contracts and they are not in breach or default in any material respect thereunder and, to the knowledge of any Credit Party, no other party to any of the Material Contracts is in breach or default in any material respect thereunder. None of the Consolidated Parties, nor, to the knowledge of any Credit Party, any other party to any Material Contract has given notice of termination of, or taken any action inconsistent with the continuation of, any Material Contract. None of such other parties has any presently exercisable right to terminate any Material Contract nor will any such other party have any right to terminate any Material Contract on account of the execution, delivery or performance of the Loan Documents.

         Section 3.11. FEDERAL RESERVE REGULATIONS. (a) Neither the Borrower nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

         Section 3.12. INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. No Consolidated Party is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935 or (c) subject to regulation as a "public utility" or a "public service corporation" under any Federal or state law.

         Section 3.13. USE OF PROCEEDS. The proceeds of all Loans will be used solely for the general corporate and working capital purposes of the Borrower, its Subsidiaries and, the Permitted Assets. The Letters of Credit will be issued solely to support various financial and other performance obligations of the Borrower and the Subsidiaries incurred in the ordinary course of business and for the general corporate purposes of the Borrower and its Subsidiaries.

         Section 3.14. TAX RETURNS. Each of the Consolidated Parties has filed or caused to be filed all Federal, state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves in accordance with GAAP have been set aside on its financial statements.

         Section 3.15. NO MATERIAL MISSTATEMENTS. No information, report, financial statement, exhibit or schedule furnished by or on behalf of any Consolidated Party to the Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein not misleading. The foregoing representation does not apply to financial projections, which are covered in Section 3.05(c).

         Section 3.16. EMPLOYEE BENEFIT PLANS. (a) Each of the Consolidated Parties and the Commonly Controlled Entities is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred within the last five years with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred and no Lien in favor of the PBGC or a Plan has arisen during the five years prior to the Effective Date.

                  (b) The present value of all accrued benefits under each Single Employer Plan in which any Consolidated Party or any Commonly Controlled Entity is a participant (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date, exceed the value of the assets of such Plan allocable to such accrued benefits.

                  (c) Neither any Consolidated Party nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither any Consolidated Party nor any Commonly Controlled Entity would become subject to any liability under ERISA if any Consolidated Party nor any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the last valuation date.

                  (d) Neither any Consolidated Party nor any Commonly Controlled Entity has any liability for post retirement benefits to be provided to its current and former employees.

                  (e) No prohibited transaction under ERISA or the Code has occurred with respect to any Multiemployer Plan or Single Employer Plan which could have a Material Adverse Effect.

         Section 3.17. ENVIRONMENTAL AND SAFETY MATTERS. Each of the Consolidated Parties has complied in all material respects with all applicable Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to protection of the environment or to employee health or safety. No Consolidated Party has received written notice of any material failure so to comply. The facilities of the Consolidated Parties do not contain any hazardous wastes, hazardous substances, hazardous materials, toxic substances, toxic pollutants or similarly denominated substances, as those terms or similar terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act or any other applicable law relating to protection of the environment, human health or to employee health and safety (collectively, "HAZARDOUS MATERIALS"), in violation in any material respect of any such law or any regulations promulgated pursuant thereto. There are no events, conditions or circumstances involving environmental pollution, regulation or control or employee health or safety that are reasonably likely to result in any material liabilities being incurred by any Consolidated Party.

         Section 3.18. SECURITY INTERESTS. (a) The Agent for the benefit of the Secured Parties will at all times, until the irrevocable payment, repayment or termination in full of the Obligations and the irrevocable termination of the Commitments, have the Liens provided for in the Collateral Documents and, subject to the filing by the Agent of continuation statements to the extent required by the Uniform Commercial Code, the Collateral Documents will at all times constitute a valid and continuing lien of record and first priority perfected security interest in all the Collateral referred to therein, to the extent a security interest in such Collateral can be perfected by filing a financing statement under the UCC or possession of such Collateral. No filings or recordings are required in order to perfect the security interests created under the Collateral Documents, except for filings or recordings listed on Schedule 3.18. All such listed filings and recordings will have been made on or prior to the Effective Date or, with respect to Collateral that is the subject of an update to Schedule 3.18 as permitted by
Section 4.02(b), a date that is on prior to such update.

                  (b) All of the shares of common stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and were not issued in violation of the preemptive rights of any stockholder. The Borrower owns, directly or indirectly, good, valid and marketable title to 100% of the Capital Stock of each Subsidiary, free and clear of all Liens, other than the Liens of the Collateral Documents, of every kind, whether absolute, matured, contingent or otherwise. There are no existing options, warrants, calls or commitments relating to, or any securities or rights convertible into, exercisable for or exchangeable for, any Capital Stock of the Subsidiaries.

         Section 3.19. SOLVENCY. After the making of each Loan made on the Effective Date and the consummation of the transactions contemplated by this Amended Agreement, including the transactions contemplated by the Acquisition Documents, and the uses of proceeds hereunder, each of the Credit Parties will be Solvent on the Effective Date. "SOLVENT" means, with respect to any person, that (i) the fair value of the assets of such person, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of such person; (ii) the present fair saleable value of the property of such person will be greater than the amount that will be required to pay the liabilities of such person on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such person will not have an unreasonably small amount of capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted. With respect to any contingent liabilities, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         Section 3.20. TRANSACTIONS WITH AFFILIATES AND SHAREHOLDERS. Except for the Service Agreements (which shall not include any with USPI), the USPI Agreement, the Acquisition Documents, the agreements and arrangements contemplated by the Securities Purchase Agreement and the Acquisition Documents and agreements and arrangements among the Borrower and Subsidiaries or among Subsidiaries, neither the Borrower nor any of the Subsidiaries, immediately after giving effect to the transactions contemplated by the Acquisition Documents on the Effective Date, is or will be a party to, and none of the properties and assets of the Borrower or any of the Subsidiaries is subject to or bound by, any agreement or arrangement with, (a) any Affiliate of any Consolidated Party, (b) any Shareholder, (c) the seller under the Acquisition Documents or any Affiliate thereof, (d) USPI or any Affiliate thereof or (e) the Sponsor or its Affiliates.

         Section 3.21. INSURANCE. The Consolidated Parties maintain policies of fire and casualty, liability, business interruption, and other forms of insurance in such amounts, with such deductibles and against such risks and losses as are customary in the Consolidated Parties industry and reasonably necessary to insure fully the business and assets of the Consolidated Parties on terms that are reasonably consistent with other companies in the same industry as the Consolidated Parties. All such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancellation or termination has been received with respect to any such policy. The activities and operations of the Consolidated Parties have been conducted in a manner so as to conform in all material respects to all applicable provisions of such insurance policies.

         Section 3.22. LABOR MATTERS. (a) (i) There is no labor strike, work stoppage or lockout pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party; (ii) to the knowledge of any Credit Party, no union organizational campaign is in progress with respect to the employees of any Consolidated Party; (iii) there is no unfair labor practice charge or complaint against any Consolidated Party pending or, to the knowledge of any Credit Party, threatened before the National Labor Relations Board; (iv) there are no pending or, to the knowledge of any Credit Party, threatened union grievances against the Borrower or a Subsidiary; (v) there are no pending, or, to the knowledge of any Credit Party, threatened, charges against any Consolidated Party or any current or former employee of any Consolidated Party before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices; and (vi) none of the Consolidated Parties has received written notice during the past three years of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation of such Consolidated Parties and, to the knowledge of the Borrower, no such investigation is in progress, except, in the case of matters described in clauses (i) through (vi) above, such matters as could not be reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect.

                  (b) All material employees and agents of the Consolidated Parties have signed confidentiality and non-compete agreements and no employee or agent of the Consolidated Parties that has not signed a confidentiality and non-compete agreement is privy to any information that, if disseminated to an unrelated third party, could reasonably be expected to have a Material Adverse Effect.

         Section 3.23. [Intentionally Omitted].

         Section 3.24. SECURITIES PURCHASE AGREEMENT. All of the Borrower's representations and warranties set forth in Sections 2.08, 2.11, 2.14, 2.16, 2.17, 2.18, 2.21, 2.22, 2.23 and 2.24 of Article II of the Securities Purchase Agreement are true and correct in all material respects.

         Section 3.25. [Intentionally Omitted]

         Section 3.26. YEAR 2000 COMPLIANCE . The Borrower and Holdings have
(a) initiated a review and assessment of all material areas within its and each of its Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower, Holdings or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, including and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. The Borrower and Holdings reasonably believe that all computer applications that are material to their or any of their respective Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before, including and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

         Section 3.27. EURO. The Borrower acknowledges that the current Euro market conventions are under review by the financial institutions that participate in the London Interbank Market. The Borrower agrees that the Eurodollar Borrowing provisions in this Agreement shall be modified in accordance with the conventions and customs adopted by such financial institutions in connection with the conversion and introduction of various currencies into the Euro.

         Section 3.28. REPRESENTATIONS AND WARRANTIES FOR OTHER AGREEMENTS.
(a) Each of the representations and warranties made in the Acquisition Documents by the parties thereto is true and correct in all material respects, except where the failure of such representation or warranty to be so true and correct does not have a material adverse effect on the business, results of operations or financial condition of the party and its subsidiaries taken as a whole.

                  (b) Each of the representations and warranties made in the USPI Agreement by the parties thereto is true and correct in all material respects.

         Section 3.29. CERTAIN TRANSACTIONS. On the Effective Date, (i) the Acquisition Documents shall not have been amended or modified, nor any condition thereof waived by Holdings, USPI or the Borrower without the prior written consent of the Agent, which consent shall not be unreasonably withheld and (ii) the transactions contemplated by the Acquisition Documents will be consummated in accordance with the Acquisition Documents and all Applicable Laws.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

         Section 4.01. CONDITIONS PRECEDENT TO THE EFFECTIVE DATE. This Amended Agreement shall become effective on the first date (the "EFFECTIVE DATE") when all of the following conditions precedent set forth in this
Section 4.01 have been satisfied:

                  (a) The Agent shall have received all in form and substance reasonably satisfactory to the Agent and the Lenders (i) counterparts hereof signed by each of the parties (or, in the case of any Lender as to which an executed counterpart shall not have been received, telecopy or other written confirmation from such party in form satisfactory to the Agent of the execution of a counterpart hereof by such Lender), (ii) counterparts of the Pledge Agreement and the USPI Pledge Agreement signed by each of the parties thereto (or, in the case of any Lender as to which an executed counterpart shall not have been received, telecopy or other written confirmation from such party in form satisfactory to the Agent of the execution of the counterpart thereof by such Lender), (iii) counterparts of the Subsidiaries Consent and Agreement signed by each of the parties thereto (or, in the case of any Lender as to which an executed counterpart shall not have been received, telecopy or other written confirmation from such party in form satisfactory to the Agent of the execution of the counterpart thereof by such Lender), (iv) counterparts of the Sponsor Guarantee Agreement signed by each of the parties thereto (or, in the case of any Lender as to which an executed counterpart shall not have been received, telecopy or other written confirmation from such party in form satisfactory to the Agent of the execution of the counterpart thereof by such Lender) (v) counterparts of the Holdings Guarantee Agreement signed by each of the parties thereto, (vi) counterparts of the Intercreditor Agreement signed by each of the parties thereto, (vii) counterparts of the USPI Agreement signed by each of the parties thereto, (viii) an Intercompany Note executed by each Subsidiary and made for the benefit of the Borrower, (ix) executed copies of the amendment to the Chase Credit Agreement and (x) all other Loan Documents, each in form and substance reasonably acceptable to the Agent.

                  (b) [Intentionally Omitted].

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

                  (c) The Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in the Collateral Documents, perfected to the extent contemplated by Section 3.18 and the Agent shall have received:

                           (i) confirmation by the Borrower that the Agent has
                  (A) previously received certificates representing all Pledged Securities of the Subsidiaries (as defined in the Pledge Agreement), accompanied by stock powers endorsed in blank, (B) contemporaneously received herewith certificates representing all Pledged Securities (as defined in the Pledge Agreement) of the Borrower, accompanied by stock powers endorsed in blank and (C) contemporaneously received herewith certificates representing all Pledged Securities (as defined in the USPI Pledge Agreement), accompanied by stock powers endorsed in blank;

                           (ii) duly executed financing statements (Form UCC-1)
                  for each appropriate jurisdiction as is necessary, in the Agent's reasonable discretion, to perfect the Agent's security interest in the Collateral;

                           (iii) confirmation by the Borrower that no additional
                  filing, registration or recordation of any document (including any Uniform Commercial Code financing statement) is required to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Secured Parties a valid, legal and perfected security interest in or Lien on the Collateral;

                           (iv) a duly completed and executed Perfection
                  Certificate from the Borrower and each Subsidiary of the Borrower;

                           (v) in the case of any Permitted Assets, the Borrower
                  shall deliver or cause to be delivered, a first priority security interest in all the Capital, Stock related to such Permitted Asset owned by the Borrower or its Subsidiary, and shall or shall cause to be executed any documents (including a Supplemental Agreement, financing statements, stock transfer or assignment powers endorsed in blank) and take all action (including filing financing statements and obtaining and providing consents and legal opinions) that may be required or in the opinion of the Agent necessary in order to grant, preserve, protect and perfect such security interest.

                  (d) The Agent shall have received an opinion of Alston & Bird LLP and Greenebaum Doll & McDonald PLLC, counsel to the Borrower, its Subsidiaries, Holdings and USPI, as applicable, substantially in the form of Exhibit F hereto, addressed to the Agent and the Lenders.

                  (e) The Agent shall have received:

                           (i) an Officer's Certificate, dated the Effective
                  Date and signed by a Responsible Officer of the Borrower substantially confirming compliance with the conditions precedent set forth in subparagraphs (f), (g),
                  (h), (i) and (j) of this Section 4.01 and in subparagraphs
                  (b), (c) and (d) of Section 4.02;

                           (ii) an Officer's Certificate, dated the Effective
                  Date and signed by a Responsible Officer of each of the Borrower and the Subsidiaries certifying that the copies of the long form certificates of incorporation and other constitutive documents, including all amendments thereto, of each of the Borrower and the Subsidiaries delivered pursuant to the execution of the Original Amended and Restated Credit Agreement or in connection with any Supplemental Agreement executed prior to the Effective Date, have not been modified or amended in any respect and remain in full force and effect in accordance with their terms;

                           (iii) a copy of the long form certificate of
                  incorporation or other constitutive documents, including all amendments thereto, of Holdings, certified as of a recent date by the Secretary of State (or other domestic or foreign authority) of the jurisdiction of organization;

                           (iv) a certificate as to the good standing of each
                  Credit Party certified as of a recent date, from such Secretary of State (or other domestic or foreign authority);

                           (v) a certificate of the Secretary or Assistant
                  Secretary of each of the Credit Parties, dated the Effective Date and certifying (A) that (x) in the case of the Borrower and the Subsidiaries, as the case may be, the by-laws or comparable governing instruments of such party delivered pursuant to the execution of the Original Amended and Restated Credit Agreement or in connection with any Supplemental Agreement executed prior to the Effective Date, have not been modified or amended in any respect and remain in full force and effect in accordance with their terms, or (y) in the case of Holdings, attached thereto is a true and complete copy of the by-laws or comparable governing instruments of such party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause
                  (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or comparable governing body of such party (or, in the case of any partnership, of the general partner of such party) authorizing the execution, delivery and performance of this Amended Agreement, and, in the case of the Borrower, the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation or other constitutive documents of such party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iv) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such party; and

                           (vi) such other documents, opinions, certificates and
                  agreements in connection with the Facility, in form and substance satisfactory to the Agent, as it shall reasonably request.

                  (f) The Borrower shall have paid all Fees and other amounts due and payable to the Agent or any Lender on or prior to the Effective Date, including, without limitation, all fees and other amounts accrued to the Effective Date to the Agent for the account of each Lender pursuant to Sections 2.05 and 2.15 of the Original Amended and Restated Credit Agreement.

                  (g) No Material Adverse Change shall have occurred since September 30, 2000.

                  (h) The Agent shall have received satisfactory evidence that the Credit Parties have obtained all governmental (whether domestic or foreign), shareholder and third party consents and approvals, including without limitation, the requisite consents and agreements of holders of Indebtedness of USPI or any of its Affiliates, and expiration of all applicable waiting or appeal periods necessary or, in the reasonable opinion of the Agent, appropriate in connection with the transactions contemplated in this Amended Agreement, the Facility and the pledge of the Collateral for the Facility without any action being taken that is reasonably likely to restrain, prevent or impose any material adverse condition on the Borrower or the transactions contemplated hereby or that is reasonably likely to seek or threaten any of the foregoing in any material respect, and no law or regulation or condition shall be applicable which in the reasonable judgment of the Agent is reasonably likely to have such effect.

                  (i) There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect on the Borrower or the ability of the Borrower to perform its obligations under the documents to be executed in connection with the Facility.

                  (j) The Borrower and its Subsidiaries shall not be in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

                  (k) The Agent shall have received information reasonably satisfactory to it regarding all Permitted Assets and any litigation, tax, tax sharing arrangements, management arrangements, accounting, labor, insurance, pension liabilities (actual or contingent), employee benefits (including post-retirement benefits), real estate leases, Material Contracts in effect as of the Effective Date, debt agreements, intercompany agreements, property ownership, transactions with affiliates and contingent liabilities of each of the Credit Parties.

                  (l) The Agent shall have received, and in each case approved, the Initial Financial Statements, consolidated financial statements of each of the founding physician practice groups for the most recent three Fiscal Years, including balance sheets and statements of operation and cash flows, audited by independent public accountants of recognized national standing and prepared in conformity with GAAP, interim unaudited financial statements, a pro forma balance sheet giving effect to the transactions contemplated hereby, prepared and certified by a Financial Officer of the Borrower.

                  (m) After giving effect to the transactions contemplated by the Amended Agreement and the Acquisition Documents, the Agent shall be reasonably satisfied in all respects with all Material Contracts between the Borrower and any of its Subsidiaries, on the one hand, and any of its Affiliates and Shareholders, on the other hand, and with all other Material Contracts of each of the Credit Parties.

                  (n) After giving effect to the transactions contemplated by the Amended Agreement and the Acquisition Documents, the Agent shall be reasonably satisfied with the ownership, capital, corporate and organizational structure, the shareholders' agreements, asset base, corporate debt, management and legal structure and capitalization of each Credit Party.

                  (o) On or prior to the Effective Date, there shall have been delivered to the Agent true and correct copies of the Acquisition Documents, and all terms and conditions of the Acquisition Documents shall be in form and substance reasonably satisfactory to the Agent. The Acquisition, including all of the terms and conditions thereof, shall have been duly approved by the board of directors and (if required) the shareholders of the Consolidated Parties thereto and all third parties and governmental entities, including, without limitation, the consent and agreements of holders of Indebtedness of USPI or any of its Affiliates and shall be in full force and effect. Each of the conditions precedent to consummate the Acquisition shall have been satisfied to the reasonable satisfaction of the Agent. No additional Indebtedness shall have been incurred by any Consolidated Party in connection with the Acquisition, except transaction fees and expenses in an aggregate amount of no more than $1,400,000 incurred in connection with the Acquisition.

         Section 4.02. ALL CREDIT EVENTS. The obligations of the Lenders to make Loans hereunder, and the obligation of the Issuing Bank to issue Letters of Credit hereunder, are subject to the satisfaction of the conditions that on the date of each Borrowing and on the date of issuance of each Letter of
Credit:

                  (a) The Agent shall have received a notice of such Borrowing as required by Section 2.04, or a notice requesting the issuance of such Letter of Credit as required by Section 2.22(c), as applicable.

                  (b) The representations and warranties set forth in Article III and the representations and warranties of the Consolidated Parties set forth in the other Loan Documents shall be true and correct in all material

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

respects on and as of the date of such Borrowing or the date of the issuance of such Letter of Credit with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date). The Borrower may update Schedules 3.08, 3.10 and 3.18 from time to time by written notice to the Agent.

                  (c) At the time of and immediately after such Borrowing or the issuance of such Letter of Credit, the aggregate outstanding principal amount of the Loans and the Letter of Credit Exposure shall not exceed the limitations set forth in Section 2.02.

                  (d) At the time of and immediately after such Borrowing or the issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing.

Each Borrowing hereunder and each issuance of a Letter of Credit hereunder shall be deemed to constitute a representation and warranty by the Borrower and Holdings on the date of such Borrowing or issuance of such Letter of Credit as to the matters specified in paragraphs (b), (c) and (d) of this
Section 4.02.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

         Each of the Borrower and Holdings covenants and agrees with each Lender that so long as this Amended Agreement shall remain in effect and until the Commitments have been terminated and the Loans, together with interest, Fees and all other Obligations have been paid in full, all Letters of Credit have been canceled or have expired, and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

         Section 5.01. EXISTENCE; BUSINESSES AND PROPERTIES. (a) Each of the Consolidated Parties will do all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05(a).

                  (b) Each of the Consolidated Parties will do all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, leases, privileges, licenses, permits, franchises, authorizations, patents, copyrights, trademarks, trade names and all other intellectual property material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all Applicable Laws (including, but not limited to, medical licensure, certification and Fraud and Abuse Laws) and all judgments, writs, injunctions, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve in all material respects all property material to the conduct of such business and keep such property in materially good repair, working order and condition (subject to ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted in all material respects at all times.

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

                  (c) Each of the Consolidated Parties shall use commercially reasonable efforts to assure the material compliance by all Providers with all Applicable Laws, including, but not limited to, medical licensure, certification and Fraud and Abuse Laws relating to their providing of professional services. Each of the Consolidated Parties will preserve, renew and keep in full force and effect all material contracts, leases, governmental licenses, authorizations, consents and approvals, rights, privileges and franchises necessary in the normal course of business, including without limitation maintaining in full force and effect Medicare certification for all Permitted Assets.

         Section 5.02. INSURANCE. (a) Each of the Consolidated Parties will keep its insurable properties fully insured at all times by financially sound and reputable insurers on such terms as are reasonably consistent with other companies in the same industry as the Consolidated Parties; such insurance to include fire and other risks insured against by extended coverage, public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it and business interruption insurance, medical malpractice insurance, and maintain such other insurance as may be required by law.

                  (b) Each of the Borrower and Holdings will cause all policies of Holdings and its Subsidiaries (other than workers' compensation and employee health policies) to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Agent, which endorsement shall provide that, from and after the Effective Date, if the insurance carrier shall have received written notice from the Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to Holdings or the Subsidiaries under such policies directly to the Agent; cause all such policies to provide that none of Holdings, any Subsidiary, the Agent or any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation; deliver original or certified copies of all such policies to the Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 30 days' prior written notice thereof by the insurer to the Agent (giving the Agent the right to cure defaults in the payment of premiums) or
(ii) for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Agent; deliver to the Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Agent) together with evidence satisfactory to the Agent of payment of the premium therefor.

                  (c) The Borrower will notify the Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by any Consolidated Party; and promptly deliver to the Agent a duplicate original copy of such policy or policies.

                  (d) In connection with the covenants set forth in this
Section 5.02, it is understood and agreed that:

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

                           (i) none of the Agent, the Lenders, the Issuing Bank
                  or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Consolidated Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and
                  (B) such insurance companies shall have no rights of subrogation against the Agent, the Lenders, the Issuing Bank or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then each of the Consolidated Parties hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Agent, the Lenders, the Issuing Bank and their agents and employees;

                           (ii) the Consolidated Parties will permit an
                  insurance consultant retained by the Agent, (if no Event of Default exists, at the expense of the Lenders, and otherwise, at the expense of the Borrower), to review the insurance policies maintained by the Consolidated Parties, but no more frequently than annually; and

                           (iii) the designation of any form, type or amount of
                  insurance coverage by the Agent or the Required Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Agent or the Lenders that such insurance is adequate for the purposes of the business of the Consolidated Parties or the protection of their properties and the Agent and the Required Lenders shall have the right from time to time to require the Consolidated Parties to keep other insurance in such form and amount as the Agent or the Required Lenders may reasonably request; PROVIDED, THAT, such insurance shall be obtainable on commercially reasonable terms.

         Section 5.03. OBLIGATIONS AND TAXES. Each of the Consolidated Parties will pay all of its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; PROVIDED, THAT, such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings diligently pursued and as to which adequate reserves have been established in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

         Section 5.04. FINANCIAL STATEMENTS, REPORTS, ETC. The Borrower will furnish, or cause to be furnished, to the Agent and each Lender:

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

                  (a) as soon as available, and in any event within 30 days after the end of each fiscal month-end, (i) financial statements, including monthly Borrower prepared consolidated and consolidating balance sheets, profit and loss statements and statements of cash flow, for the Borrower and each Permitted Asset on a practice-by-practice or unit-by-unit basis (ii) a summary of accounts receivable aging for the Borrower and its Subsidiaries and (iii) a certificate of a Financial Officer of the Borrower setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with the covenant contained in Section 6.13(d);

                  (b) as soon as available, and in any event within 90 days after the end of each Fiscal Year, financial statements including (i) its consolidated and consolidating balance sheet and related consolidated and consolidating statements of operations and cash flows, showing the consolidated and consolidating financial position of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Year and the consolidated and consolidating results of their operations and cash flows during such year, in each case setting forth in comparative form the figures for the preceding Fiscal Year, all audited by a nationally recognized independent public accounting firm and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present the consolidated financial position and consolidated results of operations and cash flows of the Borrower, its Consolidated Subsidiaries in accordance with GAAP consistently applied, and (ii) annual Borrower prepared statements of cash flow for each Permitted Asset on a practice-by-practice or unit-by-unit basis, certified by the Chief Financial Officer of the Borrower;

                  (c) as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year, financial statements including (i) Borrower prepared consolidated and consolidating balance sheets and related consolidated and consolidating statements of operations and cash flows, showing the consolidated and consolidating financial position of the Borrower and its Consolidated Subsidiaries, the consolidated and consolidating results of operations and cash flows during such fiscal quarter and the then elapsed portion of such Fiscal Year and the consolidated and consolidating cash flows for the then elapsed portion of such Fiscal Year and (ii) quarterly statements of cash flow for each Permitted Asset on a practice-by-practice basis or unit by unit basis, as of the close of such fiscal quarter, all certified by one of its Financial Officers as fairly presenting the consolidated financial position and consolidated results of operations and cash flows of the Borrower, its Consolidated Subsidiaries and in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                  (d) concurrently with any delivery of financial statements under paragraph (a), (b) or (c) above, an Officer's Certificate of the Borrower certifying that no Default or Event of Default has occurred or, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

                  (e) concurrently with any delivery of financial statements under paragraph (b) or (c) above, a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit G hereto, (i) setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with the covenants contained in Sections 6.13 and 6.14, (ii) stating

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

whether, since the date of the most recent Required Financial Statements previously delivered, there has been any material change in the generally accepted accounting principles applied in the preparation of the Borrower's financial statements and, if so, describing such change, and (iii) a comparison of the actual results during the period covered by such financial statements to those originally budgeted by the Borrower prior to the beginning of the applicable Fiscal Year, along with management's discussion and analysis of variances (including variances between actual results for such period and actual results for the same period in the previous Fiscal
Year);

                  (f) promptly upon completion, but in any event not later than 30 days prior to the commencement of each Fiscal Year, a copy of projections by the Borrower of its consolidated balance sheet and related consolidated statements of operations and cash flows for such Fiscal Year (including all material assumptions to such projections) and its statement of cash flows for each Permitted Asset on a practice-by-practice or unit-by-unit basis, and a budget for such Fiscal Year, all in form customarily prepared by the Borrower's management, such projected financial statements to be accompanied by a certificate of a Financial Officer to the effect that such projected financial statements have been prepared in good faith, based on assumptions that the Borrower believes to be reasonable and based on the best information available to the Borrower and that such Financial Officer has no reason to believe they are misleading in any material respect in light of the circumstances existing at the time of preparation thereof; PROVIDED, THAT, notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower's provision of projections in accordance with this Amended Agreement or any other Loan Document shall not for any reason be deemed to be or constitute a representation by the Borrower or any of its Subsidiaries as to such information except to the extent expressly provided above in this subsection (f);

                  (g) [Intentionally Omitted];

                  (h) as soon as available, and in any event within 15 days of receipt, any final management letter issued or provided by the auditors of the Borrower or any Subsidiary;

                  (i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Holdings or any of its Subsidiaries, any Permitted Asset, or compliance with the terms of any Loan Document, as the Agent or any Lender may reasonably request;

                  (j) promptly, from time to time, but not more frequently than once per calendar year absent an Event of Default, request in writing the opinion of in-house counsel or, at the Borrower's option, outside healthcare counsel as to the absence, except as disclosed in the opinion, of such counsel's actual knowledge of any actual, threatened or asserted violation of any Fraud and Abuse Law on the part of the Borrower, Holdings, any Subsidiary and/or the Providers. Absent the existence of an Event of Default, such opinions shall require no special diligence on the part of the opining attorney(s), but shall only require a report of matters then actually known to such attorneys, unless the Agent specifically requests investigation be made by the opining attorneys; PROVIDED, THAT, the Agent may only request that such an investigation be made if the Agent has actual knowledge of an actual or reasonably likely violation of a Fraud

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

and Abuse Law by the Borrower, Holdings, any Subsidiary or the Providers, or if the Agent has a reasonable basis to believe any such violation has occurred or will occur. Such opinions shall be in form and substance reasonably acceptable to the Agent, shall be delivered to the Agent at Borrower's expense within 30 days of the date of request and shall address specifically any facts inquired of in the Agent's request. In any opinion delivered under this subsection (j), the opining attorney(s), provided they have made due inquiry pursuant to requests of the Agent as permitted above, may conclusively rely on an Officer's Certificate; and

                  (k) promptly, from time to time, such information and financial statements, reports, public information and notices (including of default) regarding the operations, business affairs and financial conditions of USPI and its Subsidiaries, or compliance with the terms of any Indebtedness of USPI and its Subsidiaries, as USPI and its Subsidiaries are required to (whether or not the requirement is waived by the lenders under the Chase Credit Agreement) or delivers under the Chase Credit Agreement dated June 29, 1999 not including any amendments or modifications thereto (including, without limitation, the deliveries required pursuant to Sections
5.01 and 5.02 thereof), and as the Agent or the Lenders may otherwise reasonably request.

         Section 5.05. OTHER INFORMATION(a) . (a) The Borrower will furnish to the Agent prompt written notice of the following:

                           (i) any Default or Event of Default, specifying the
                  nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

                           (ii) the filing or commencement of, or any written
                  notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, including environmental proceedings, against or affecting any Consolidated Party (A) which, if adversely determined, could individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) which involves a claim or series of related claims against any Consolidated Party in excess of $500,000;

                           (iii) all matters materially affecting the value,
                  enforceability or collectibility of any material portion of its Material Contracts, the Acquisition Documents, the USPI Agreement and other assets, including changes to significant contracts, schedules of equipment, and changes of significant equipment or real property, which matters could be reasonably expected to have a Material Adverse Effect;

                           (iv) any material adverse change in the relationship
                  between any of the Consolidated Parties, on the one hand, and any of its respective suppliers, licensors or customers or any Provider or USPI or its Affiliates, on the other hand, which could reasonably be expected to have a Material Adverse Effect;

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

                           (v) all amendments to any Service Agreement or any
                  agreement to which any Consolidated Party or USPI or its subsidiaries is a party relating to (a) Indebtedness of an aggregate principal amount of $5,000,000 or more or (b) Indebtednesss guaranteed by any Consolidated Party or USPI (which notice shall be delivered, along with executed copies of any such amendments, no later than three (3) Business Days after the date thereof) or its subsidiaries (which notice shall be delivered, along with executed copies of any such amendment, no later than ten (10) Business Days after the date thereof); and

                           (vi) any development that individually or in the
                  aggregate has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

                  (b) Immediately upon receipt by the Borrower, the Borrower shall provide, or cause to be provided to, the Agent and the Lenders with copies of all notices (including notices of default), statements and financial information received from any other creditor or lessor with respect to any item of Indebtedness which (i) relates to an actual or reasonably likely default by any Consolidated Party under the documentation evidencing, creating or securing such Indebtedness and (ii) would give rise to an event of default under the documentation evidencing, creating or securing such Indebtedness or the repossession of material property if such default is not cured or waived.

                  (c) Any notification required by this Section 5.05 shall be accompanied by a certificate of a Financial Officer of the Borrower setting forth the details of the specified events and the action which the Borrower proposes to take with respect thereto.

         Section 5.06. ERISA. (a) Each Consolidated Party will, comply in all material respects with the applicable provisions of ERISA and the Code.

                  (b) The Borrower will promptly give notice to the Agent and each Lender of the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, any filing by any Consolidated Party with the PBGC of a notice of intent to terminate a Plan, any receipt by any Consolidated Party of notice from the PBGC of the intention of the PBGC to terminate a Plan or appoint a trustee to administer a Plan, any Lien in favor of the PBGC or a Plan, or any withdrawal from, or the termination, reorganization or insolvency (within the meaning of such terms as used in ERISA) of, any Multiemployer Plan; or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Consolidated Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, reorganization or insolvency (within the meaning of such terms as used in ERISA) of, any Single Employer Plan or Multiemployer Plan.

         Section 5.07. MAINTAINING RECORDS; ACCESS TO PROPERTIES AND INSPECTIONS. Each Consolidated Party will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and

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

transactions in relation to its business and activities. Each Consolidated Party will permit any representatives designated by the Agent or any Lender to visit and inspect the financial records and the properties of such Consolidated Party at reasonable times and as often as reasonably requested (but not to exceed twice in any calendar quarter), and to make extracts from and copies of such financial records, and permit any representatives designated by the Agent or any Lender to discuss the affairs, finances and condition of any Consolidated Party with the officers thereof and independent accountants therefor (with representatives of the Borrower present unless an Event of Default or Default has occurred and is continuing).

         Section 5.08. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in Section 3.13.

         Section 5.09. INTEREST RATE PROTECTION AGREEMENTS. After the Closing Date in the event the Borrower elects to enter into and thereafter maintain in full force and effect Interest Rate Protection Agreements, then such Interest Rate Protection Agreements shall be entered into with a Lender. Borrower will promptly deliver evidence of the execution and delivery of such Interest Rate Protection Agreements to the Agent. The Borrower will not enter into any Interest Rate Protection Agreements with any person other than a Lender as provided in this Section 5.09.

         Section 5.10. FISCAL YEAR. Each Consolidated Party will cause its Fiscal Year to end on December 31 in each year.

         Section 5.11. COMPLIANCE WITH ENVIRONMENTAL LAWS; PREPARATION OF ENVIRONMENTAL REPORTS. Each Consolidated Party will comply, and use its best efforts to cause all lessees and other persons occupying the properties owned or leased by such Consolidated Party, (a) to comply, in all material respects with all environmental laws and environmental permits applicable to its operations and properties except to the extent that the failure to comply therewith could not reasonably be expected to result in liability in excess of $500,000, (b) obtain and renew all material environmental permits necessary for its operations and properties and (c) conduct any remedial action required under, and in accordance with, environmental laws, except to the extent that the necessity of any such remedial action is being contested in good faith by appropriate proceedings timely instituted and diligently pursued and in the manner provided by applicable law.

         Section 5.12. SUBSIDIARIES. The Borrower shall cause each Subsidiary organized or acquired subsequent to the date thereof, to execute and deliver an Intercompany Note and a Supplemental Agreement immediately upon and contemporaneously with their organization or acquisition. Nothing in this
Section 5.12 shall be deemed to imply that any such acquisition or organization of a Subsidiary is permitted under this Amended Agreement.

         Section 5.13. FURTHER ASSURANCES. Each of the Borrower and Holdings will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements that may be required under applicable law, or that the

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

Required Lenders or the Agent may reasonably request), in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, maintain, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Collateral Documents, including, without limitation, with respect to Permitted Assets. Such security interests and Liens will be created under the Collateral Documents and other security agreements, instruments and documents in form and substance reasonably satisfactory to the Agent, and each of the Borrower and Holdings shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions and lien searches) as the Agent shall reasonably request to evidence compliance with this Section 5.14. The Borrower and Holdings each agrees to provide such evidence as the Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

         Section 5.14. YEAR 2000 COMPLIANCE. The Borrower will promptly notify the Agent in the event the Borrower discovers or determines that any computer application that is material to its or any of the Consolidated Parties' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Holdings and the Borrower hereby covenant and agree jointly and severally with each Lender that so long as this Amended Agreement shall remain in effect and until the Commitments have been terminated and the Loans, together with interest, Fees and all other Obligations have been paid in full, all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

         Section 6.01. INDEBTEDNESS. None of the Consolidated Parties will incur, create, issue, assume, guarantee or permit to exist any Indebtedness or Disqualified Stock (including the redemption, repurchase and/or prepayment of Indebtedness), except:

                  (a) Indebtedness existing on the Effective Date that is set forth in Schedule 6.01 (including any extension, renewal or refinancing thereof (and the reasonable fees and expenses incurred in connection with any renewal or refinancing) so long as the principal amounts owing thereunder are not increased in any way);

                  (b) Indebtedness created and evidenced by the Loan
Documents;

                  (c) Intercompany Indebtedness arising after the Effective Date; PROVIDED, THAT, all such Indebtedness is evidenced by Intercompany Notes pledged to the Agent pursuant to the Pledge Agreement and is permitted pursuant to Section 6.04(b);

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

                  (d) Interest Rate Protection Agreements entered into in accordance with, Section 5.09;

                  (e) Indebtedness incurred in the ordinary course of business for the deferred purchase price of property or services that does not exceed $50,000 in the aggregate at any time outstanding;

                  (f) Capital Lease Obligations incurred in the ordinary course of business that do not exceed $2,000,000 in the aggregate at any time outstanding;

                  (g) [Intentionally Omitted];

                  (h) [Intentionally Omitted]; and

                  (i) (A) Guarantees of Indebtedness for borrowed money listed on Schedule 6.01 and Guarantees of Indebtedness for borrowed money incurred by (w) one or more Wholly Owned Subsidiaries of the Borrower that own Orthopedic Assets or (x) joint ventures that own Orthopedic Assets and in which the Borrower has less than a 100% ownership interest; PROVIDED, THAT
(I) the aggregate amount of such guarantees in sub-clause (B) issued and outstanding at any time shall not exceed the lesser of (y) $3,500,000 or (z) an amount which, at the time of incurrence, would cause the Guarantee Ratio to equal or exceed 1.00 to 1.00 as of the fiscal quarter most recently ended and (II) to the extent the Borrower holds less than a 100% interest in a joint venture owning Orthopedic Assets, guarantees of Indebtedness with respect to such joint venture shall be limited such that the amount of Indebtedness guaranteed by the Borrower does not exceed an amount equal to the total Indebtedness incurred by such joint venture multiplied by the sum of (y) the Borrower's pro rata interest in such joint venture, and (z) the pro rata interest in such joint venture held by Providers.

         Section 6.02. NEGATIVE PLEDGE. None of the Consolidated Parties will create, incur, assume or permit to exist any Lien on any property or assets (including Capital Stock or other securities of any Subsidiary or other person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens existing on the Effective Date that are set forth on Schedule 6.02, provided that such Liens secure only those obligations which they secure on the Effective Date (including any extension, renewal or refinancing thereof (and the reasonable fees and expenses incurred in connection with any such renewal or refinancing);

                  (b) Liens in favor of the Agent on behalf of the Secured Parties created by the Collateral Documents;

                  (c) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due or which are being contested in compliance with Section 5.03; and

                  (e) pledges and deposits made in the ordinary course of business in compliance with worker's compensation, unemployment insurance and other social security laws or regulations;

                  (f) easements, rights of way and other encumbrances on title to real property that do not render title to the real property encumbered thereby unmarketable or materially adversely affect the value of such property or the use of such property for its present purposes;

                  (g) [Intentionally Omitted]; and

                  (h) purchase money Liens encumbering assets (other than Capital Stock and accounts receivable) hereafter acquired by the Borrower or any Subsidiary; provided, that, (i) such Liens secure Indebtedness permitted by Section 6.01(f), (ii) such Liens are incurred and the Indebtedness secured thereby is created substantially contemporaneously with the applicable Capital Lease Obligations, (iii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such property at the time of incurrence of the Capital Lease Obligations and (iv) such Liens do not apply to any other property or asset of the Borrower or any Subsidiary.

         Section 6.03. SALE AND LEASE-BACK TRANSACTIONS. The Consolidated Parties will not enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, that, the Consolidated Parties may enter into such transactions as long as the aggregate fair market value of the property which is the subject of such transactions does not exceed $3,000,000 at any time.

         Section 6.04. INVESTMENTS, LOANS AND ADVANCES. None of the Consolidated Parties will purchase, hold or acquire any Capital Stock, evidences of indebtedness or other securities of, make or permit to exist any loans, extensions of credit or advances to, make guarantees in favor of, or make or permit to exist any other investment, capital contribution or other interest in, any other person, except:

                  (a) equity investments existing on the Effective Date by the Borrower in Subsidiaries that are listed on Schedule 6.04;

                  (b) loans and advances made after the Effective Date by the Borrower or any Wholly Owned Subsidiary to Wholly Owned Subsidiaries or by any Subsidiary to the Borrower; PROVIDED, THAT, any such loan or advance (i) is evidenced by an Intercompany Note pledged and delivered to the Agent on behalf of the Secured Parties pursuant to the Pledge Agreement, (ii) in the case of loans and advances to a Wholly Owned Subsidiary, shall be permitted only so long as such person remains a Wholly Owned Subsidiary and
(iii) is otherwise permitted pursuant to Section 6.01(c);

                  (c) trade accounts receivable (and related notes and instruments) arising in the ordinary course of business consistent with industry practices;

                  (d) loans and advances made after the Closing Date by the Borrower to (i) Providers that are natural persons and Providers that are corporations, partnerships, professional associations or other entities (a "Corporate Provider") that do not exceed $2,000,000 in the aggregate at any one time; PROVIDED, that, (A) any such loans or advances shall be evidenced by fully recourse promissory notes from the applicable Provider, (B) any promissory note to a Corporate Provider must be fully guaranteed by all Providers who are natural persons and that directly or indirectly are shareholders, partners, or members of such Corporate Provider, (C) no such loans or advances to a single Provider that is a natural person shall exceed $100,000 at any one time, and (D) no such loans or advances to a single Corporate Provider shall exceed $1,000,000 at any one time, and (ii) officers, employees or directors of the Borrower made in the ordinary course of business that, in the aggregate, do not exceed $250,000 at any one time; PROVIDED, THAT, (A) no such loans or advances to any one officer, employee or director of the Borrower or any Subsidiary shall exceed $50,000 at any one time and (B) any such loans or advances in excess of $10,000 shall be evidenced by fully recourse promissory notes from the applicable officer, employee or director; or

                  (e) Cash and Cash Equivalents;

                  (f) [Intentionally Omitted];

                  (g) [Intentionally Omitted]; and

                  (h) [Intentionally Omitted].

         Section 6.05. MERGERS, CONSOLIDATIONS, DISPOSITIONS AND ACQUISITIONS. None of the Consolidated Parties will (i) merge into or consolidate with any other person, (ii) permit any other person to merge into or consolidate with it, (iii) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired), (iv) issue, sell, transfer, lease or otherwise dispose of any Capital Stock of any Subsidiary to, or permit any Subsidiary to accept any capital contribution from, any person or (v) purchase, lease or acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that:

                  (a) any Subsidiary may be merged or consolidated with or into any other Subsidiary that is a Wholly Owned Subsidiary or the Borrower if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes a Default or Event of Default;

                  (b) the Borrower and any of the Subsidiaries may sell and purchase inventory in the ordinary course of business for fair value and on an arm's-length basis;

                  (c) the Borrower and any of the Subsidiaries may sell damaged, worn out or obsolete tangible assets in the ordinary course of business and in a commercially reasonable manner;

                  (d) the foregoing shall not be deemed violated by any casualty or condemnation affecting assets of the Borrower or any Subsidiary, so long as (i) the Borrower or its applicable Subsidiary reinvests the Net Cash Proceeds of any such casualty of condemnation within 180 days of the date of such casualty or condemnation in assets of a like kind and character to those that were destroyed or taken or (ii) if the Borrower or its applicable Subsidiary does not reinvest the Net Cash Proceeds of any such casualty or condemnation as provided in the preceding clause (i) within 180 days, the Net Cash Proceeds thereof are immediately applied as required by
Section 2.12(b);

                  (e) the Borrower and any of the Subsidiaries may sell, lease, transfer, assign or otherwise dispose of assets to any other person or persons to the extent that the aggregate Net Cash Proceeds from any such sale, lease, transfer, assignment or other disposition do not exceed $250,000 for any single transaction or series of related transactions, so long as (I) the Net Cash Proceeds from all property disposed of pursuant to this clause
(e) does not exceed $1,000,000 in the aggregate in any Annual Period and (II) the Net Cash Proceeds of any such dispositions in excess of $500,000 are applied as required by Section 2.12(b); and

                  (f) the Borrower and any Subsidiaries may sell or otherwise dispose of the assets set forth in Section 6.15(a)(ii)(C).

         Section 6.06. DIVIDENDS, DISTRIBUTIONS AND OTHER RESTRICTED PAYMENTS. None of the Consolidated Parties will (a) declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any Capital Stock of any Consolidated Party, (b) directly or indirectly redeem, purchase, retire or otherwise acquire for value, any Capital Stock of any Consolidated Party, whether such acquisition is made at the option of such Consolidated Party or at the option of the holder of such Capital Stock and whether or not such acquisition is required under the terms and conditions applicable to such Capital Stock or set aside any amount for any such purpose, (c) release, cancel, compromise or forgive in whole or in part any Indebtedness evidenced by the Intercompany Notes, (d) directly or indirectly redeem, purchase, prepay, retire, defease or otherwise acquire for value any Indebtedness (other than Obligations), whether such acquisition is made at the option of any Consolidated Party or at the option of the holder of such Indebtedness and whether or not such acquisition is required under the terms and conditions applicable to such Indebtedness, or set aside any amount for any such purpose, except for repayments of principal of any such Indebtedness in accordance with the scheduled amortization thereof; PROVIDED, THAT, any Subsidiary may declare and pay dividends or make other distributions to the Borrower or any Wholly Owned Subsidiary or from any Consolidated Subsidiary's (which is a surgery center or owns Orthopedic Assets) Consolidated Net Income so long as no Default or Event of Default shall have occurred and be continuing or shall result from such dividends or distributions or (e) directly or indirectly make any loan advance, tax sharing payment or indemnification payment to, or other investment in, USPI, Holdings or any of their respective Affiliates (other than as permitted in this Amended Agreement with respect to the Borrower and its Subsidiaries and pursuant to a Tax Sharing Agreement dated as of the date hereof between the Borrower, Holdings and USPI but only to the extent of the amount that the Borrower and Holdings would have been required to pay for federal, state, local or other taxes on income if it were deemed to be a common parent or affiliated group (with the meaning of Section 1504 of the Code) of which only it and its Subsidiaries were members (and assuming for such purpose that such group had the benefit of any losses of Holdings, the Borrower and its Subsidiaries previously used by USPI).

         Section 6.07. IMPAIRMENT OF SECURITY INTERESTS. None of the Consolidated Parties will take or omit to take any action, which action or omission might or would have the result of materially impairing the security interests in favor of the Agent on behalf of the Secured Parties with respect to the Collateral, and none of the Consolidated Parties will grant to any person (other than the Agent on behalf of the Secured Parties pursuant to the Loan Documents) any interest whatsoever in the Collateral except for Liens permitted by Section 6.02.

         Section 6.08. LIMITATION ON RESTRICTED ACTIONS. None of the Consolidated Parties will, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction or any restriction in its articles of incorporation, by-laws or comparable governing instruments on the ability of any such person to (a) pay dividends or make any other distributions on or in respect of its Capital Stock, (b) pay any Indebtedness owed to any Credit Party, (b) make loans or advances to any Credit Party or (c) transfer any of its properties or assets to any Credit Party, except for such encumbrances or restrictions (x) existing under or by reason of (i) with respect to clause (c) only, customary non-assignment provisions in any lease governing a leasehold interest or (ii) this Amended Agreement and the Collateral Documents or (y) with respect to clause (c) only, as permitted by Section 6.02.

         Section 6.09. NO OTHER NEGATIVE PLEDGES. None of the Consolidated Parties will enter into or prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring an obligation to be secured if some other obligation is secured, except for this Amended Agreement.

         Section 6.10. TRANSACTIONS WITH AFFILIATES. None of the Consolidated Parties will engage in any transaction or series of transactions with (a) any officer, director, holder of Capital Stock, Subsidiary or Affiliate of any Consolidated Party, (b) any Affiliate of any such officer, director, holder of Capital Stock, Subsidiary or Affiliate, (c) USPI or any officer, director, holder of Capital Stock, Subsidiary or Affiliate of USPI or (d) the Sponsor or any officer, director, holder of Capital Stock, Subsidiary or affiliate of the Sponsor, other than the Service Agreements and the agreements and arrangements contemplated by the Securities Purchase Agreement and the Acquisition Agreement, except that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or any Subsidiary may enter into any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions that are (i) set forth in writing and (ii) as favorable to the Borrower or such Subsidiary as would be obtainable at the time in a comparable transaction on an arm's-length basis with an unrelated party; PROVIDED, HOWEVER, that the Sponsor or its Affiliates or USPI or its Affiliates shall not be entitled to enter into, pay or otherwise collect, from the Borrower or any Subsidiary, any professional, consulting, management or similar fees or allocate general corporate overhead to the Borrower or its Subsidiaries. The provisions of this Section 6.10 shall not prohibit (A) any payment expressly permitted under Section 6.04 or 6.06 between the Borrower and any Subsidiary or Wholly Owned Subsidiary, (B) any transaction entered into and maintained among the Borrower and any Wholly Owned Subsidiaries or among Wholly Owned Subsidiaries, or (C) payment of compensation to officers, employees and directors of the Borrower or any Subsidiary of the Borrower in the ordinary course of business.

         Section 6.11. BUSINESS OF BORROWER AND SUBSIDIARIES. The Borrower will not, and will not cause or permit any of the Subsidiaries to, engage at any time in any business or business activity other than that associated with any Permitted Asset and business activities reasonably incidental thereto.

         Section 6.12. CERTAIN AMENDMENTS. None of the Consolidated Parties will enter into any amendment, modification or waiver of the Certificate of Incorporation or by-laws or comparable governing instruments of a Consolidated Party as in effect on the Effective Date or the Acquisition Documents as in effect on the Effective Date, other than amendments, modifications and waivers which are not, individually or in the aggregate, in the reasonable judgment of the Agent and the Required Lenders, adverse in any material respect to the rights or interests of the Lenders.

         Section 6.13. FINANCIAL COVENANTS.

                  (a) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Consolidated Fixed Charge Coverage Ratio to be less than
1.50 to 1.00.

                  (b) CONSOLIDATED LEVERAGE RATIO. The Borrower will not permit the Consolidated Leverage Ratio as of the last day of any quarterly period occurring between the periods set forth below to exceed the ratio set forth below opposite such period:

                  FROM AND INCLUDING       TO AND INCLUDING         RATIO
                  ------------------       ----------------         -----
                  Effective Date           Maturity Date            3.75 to 1.00

                  (c) MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit its Consolidated Net Worth as of the last day of any fiscal quarter of the Borrower to be less than the Minimum Compliance Level at any time during the term of this Amended Agreement. The "Minimum Compliance Level" shall be $41,000,000 on the Effective Date, and shall be increased as of the last day of each fiscal quarter of the Borrower ending after the Effective Date by an amount equal to the sum of (a) 90% of Consolidated Net Income (if positive) for such fiscal quarter and (b) 100% of the Net Cash Proceeds of the issuance of any Capital Stock of the

Borrower or any Subsidiary; PROVIDED, THAT, nothing in this paragraph shall be construed to permit the issuance of any such Capital Stock. The foregoing increases in the Minimum Compliance Level shall be fully cumulative and no reduction in the Minimum Compliance Level shall be made to reflect negative Consolidated Net Income for any period.

                  (d) MINIMUM CONSOLIDATED EBITDA. The Borrower will not permit (i) Consolidated EBITDA as of the end of each calendar month set forth below to be less than the amount set forth below opposite each month or (ii) Consolidated EBITDA ending on the date set forth below to be less than the amount set forth below opposite such date:

                  MONTH ENDED                           AMOUNT
                  -----------                           ------
                  January, February or March            $800,000
                  April, May or June                    $900,000
                  July, August or September             $975,000
                  October, November or December         $975,000

                  FISCAL QUARTERS ENDED                 AMOUNT
                  ---------------------                 ------
                  March 31, 2001                        $2,600,000
                  June 30, 2001                         $2,750,000
                  September 30, 2001                    $3,000,000

(e) TOTAL DEBT/TOTAL CAPITALIZATION RATIO. The Borrower will not permit the ratio of Total Debt to Total Capitalization as of the last day of any quarterly period occurring between the periods set forth below to be more than the ratio set forth below opposite such period:

                  FROM AND INCLUDING     TO AND INCLUDING     RATIO
                  ------------------     ----------------     -----
                  Effective Date         Maturity Date        .55 to 1.00

                  (f) GUARANTEE RATIO. The Borrower will not permit the Guarantee Ratio as of the last day of any fiscal quarter of the Borrower during the term of this Amended Agreement to exceed 1.00 to 1.00.

         Section 6.14. CAPITAL EXPENDITURES. The Borrower will not make Capital Expenditures other than Maintenance Capital Expenditures permitted by this Section 6.14. The Borrower will not permit the aggregate amount of Maintenance Capital Expenditures made by the Borrower and its Subsidiaries taken as a whole in any Fiscal Year to exceed the sum of $2,000,000.

         Section 6.15. OWNERSHIP OF SUBSIDIARIES; LIMITATIONS ON HOLDINGS AND BORROWER.

                  (a) Holdings and the Borrower will not (i) permit any person (other than the Borrower or any Wholly Owned Subsidiary of the Borrower) to own any Capital Stock of any

Subsidiary of the Borrower, (ii) permit any Subsidiary of the Borrower to issue Capital Stock to any Person, except (A) the Borrower or any Wholly Owned Subsidiary of the Borrower, (B) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of foreign Subsidiaries or (C) the sale or syndication of any interest in East West Surgery Center, L.P., Roswell Surgery Center, LLC, Lawrenceville Surgery Center, LLC, and Parkwest Surgery Center, L.P. which for purposes of this Amended Agreement shall be deemed Permitted Assets and the sale or syndication of Orthopedic Assets currently held by the Borrower or any Subsidiary (the later sales of which shall not exceed $250,000 in the aggregate) or (iii) permit the Borrower or any Subsidiary of the Borrower to issue any shares of Preferred Stock.

                  (b) Holdings shall not (i) hold any assets other than the Capital Stock of the Borrower, (ii) have any material liabilities other than
(A) liabilities under the Loan Documents and (B) tax liabilities in the ordinary course of business or (iii) engage in any business or activity other than (A) owning the common stock of the Borrower (including purchasing additional shares of common stock after the Effective Date) and activities incidental or related thereto or to the maintenance of the corporate existence of Holdings or compliance with applicable law, (B) acting as a Guarantor under the Holdings Guarantee Agreement and pledging its assets to the Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party and (C) issuing its own Capital Stock (other than Disqualified Stock) to the extent that 100% of the proceeds therefrom is contributed to the Borrower.

                  (c) Holdings and the Borrower (i) will not permit any person other than Holdings to hold any common stock of the Borrower (or any warrants, securities, options or other rights exercisable for, convertible into or exchangeable for common stock), (ii) will not permit Holdings to hold any Capital Stock of the Borrower (other than outstanding shares of common stock) and (iii) will not permit any other person to hold any other Capital Stock of the Borrower.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

         In case of the happening of any of the following events (each an "EVENT OF DEFAULT" and collectively the "EVENTS OF DEFAULT"):

         (a) default shall be made in the payment of any principal of any Loan or any reimbursement obligation in respect of a Letter of Credit when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

         (b) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in paragraph
(a) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

         (c) default shall be made in the due observance or performance by any Credit Party of any covenant, condition or agreement contained in Section 5.01(a), 5.05, 5.08, 5.09, 5.10, 5.12, 5.14 or in Article VI;

         (d) default shall be made in the due observance or performance by any Credit Party of any covenant, condition or agreement contained herein and in any other Loan Document (other than those specified in paragraph (a), (b) or (c) above) and such default shall continue unremedied for a period of 30 days after such default becomes known to a Responsible Officer of such Credit Party;

         (e) any representation or warranty made in connection with any Loan Document or the extensions of credit hereunder, or any representation, warranty, statement or information contained in the Securities Purchase Agreement or any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made or furnished;

         (f) any default or event of default shall occur under or with respect to the USPI/Chase Credit Facility (as defined in this clause) (without regard to any forebearance by the lender or lenders thereunder). USPI/Chase Credit Facility means the credit relationship established pursuant to the Chase Credit Agreement and the documents related thereto, including any amendments or refinanings thereof;

         (g) any Consolidated Party or USPI, as applicable, shall (i) fail to pay any principal or interest, regardless of amount, due in respect of (A) any Indebtedness ( other than that of USPI or its Subsidiaries (excluding for such purposes any Consolidated Party)) in a principal amount in excess of $500,000 or (B) any Indebtedness of USPI (other than the Indebtedness covered in clause (f) of this Article VII) or its Subsidiaries (excluding for such purposes any Consolidated Party) in a principal amount in excess of $1,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness (other than the Indebtedness covered in clause (f) of this Article VII) if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, with or without the giving of notice or the lapse of time or both, such Indebtedness to become due prior to its stated maturity;

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Consolidated Party or USPI, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Consolidated Party or USPI, or for a substantial part of its property or assets, or (iii) the winding-up or liquidation of any Consolidated Party or USPI; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (i) any Consolidated Party or USPI shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such party or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

         (j) one or more judgments or orders for the payment of money in (A) an aggregate amount in excess of $500,000 shall be rendered against one or more Consolidated Parties or (B) in an aggregate amount in excess of $5,000,000 shall be rendered against USPI and in the case of subclause (A) or
(B) the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of such Consolidated Party to enforce any such judgment;

         (k) (i) any person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien shall arise on the assets of any Consolidated Party or any Commonly Controlled Entity in favor of the PBGC or a Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed (or a trustee shall be appointed) to administer, or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Consolidated Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the termination, reorganization or insolvency of (within the meaning of such terms as used in ERISA), a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and, in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to result in liability of the Consolidated Parties in an aggregate amount exceeding $50,000 or require payments by the Consolidated Parties exceeding $10,000 in any year;

         (l) any Lien purported to be created by any Collateral Document shall cease to be, or shall for any reason be asserted by any Consolidated Party not to be, a valid, perfected, first priority Lien on the securities, properties or assets covered thereby, except as priority may be affected by Liens permitted under Section 6.02 and except for releases of Collateral in accordance with all applicable provisions of this Amended Agreement and the Collateral Documents;

         (m) any Loan Document or any material provision of any Loan Document shall be declared by any Governmental Authority to be invalid or unenforceable in whole or in part or shall for any reason not be, or shall be asserted by any Consolidated Party, the Sponsor or USPI not to be, in full force and effect and enforceable in accordance with its terms; PROVIDED, THAT, in the event a Subsidiary's obligations under the Guarantee Agreement or the Pledge Agreement are declared to be, or become, invalid or unenforceable as a result of a declaration by a Governmental Authority or for any other reason (other than the Borrower's or any Subsidiaries assertion to that effect), then the same shall not constitute a default hereunder if such invalidity or unenforceability does not, in the reasonable opinion of the Agent, materially impair the ability of the Borrower and the remaining Subsidiaries to repay the Obligations or to otherwise perform their covenants and agreements hereunder and under the other Loan Documents;

         (n) any adverse change in one or more of the Material Contracts shall occur and such event or condition, together with all other such events or conditions, if any, could, in light of all the then existing circumstances, reasonably be expected to have a Material Adverse Effect;

         (o) either (i) any Consolidated Party shall be liable, whether directly, indirectly through required indemnification of any person or otherwise, for the costs of investigation and/or remediation of any Hazardous Material originating from or affecting property or properties, whether or not owned, leased or operated by any Consolidated Party, which liability, together with all other such liabilities, could reasonably be expected to have a Material Adverse Effect or (ii) any Federal, state, regional, local or other environmental regulatory agency or authority shall take any action that could reasonably be expected to be determined adversely to such Consolidated Party and, on the basis of such a determination, to have a Material Adverse Effect;

         (p) there shall occur any Change in Control;

         (q) Borrower or any Subsidiary, or any Permitted Asset, shall receive a notice from a Governmental Authority that it (i) intends to disallow requested reimbursements, demand adjustment or repayment of past reimbursements in excess of five percent of the gross revenues of Borrower and its Subsidiaries, or the applicable Permitted Asset, for the previous four fiscal quarters in the aggregate respecting amounts submitted for reimbursement or collected by Borrower, any Subsidiary or applicable Permitted Asset, or (ii) intends to impose civil money penalties, individually or in the aggregate, in excess of $250,000 or to seek to exclude more than 10% of the Providers that have entered into Service Agreements with the Borrower from material participation in the Medicare or Medicaid programs due to a failure to comply with Fraud and Abuse Laws;

         (r) there shall occur a Change in Management;

         (s) the Acquisition Agreement, any Acquisition Document, the USPI Agreement or the Intercreditor Agreement or any material provision thereof
(i) shall be declared


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by any Governmental Authority to be invalid or unenforceable in whole or in part or (ii) shall for any reason not be, in full force and effect and enforceable in accordance with its terms; or

         (t) the Borrower, Holdings or USPI shall fail to observe or perform any term, covenant, condition or agreement contained in the USPI Agreement, then, and in every such event, and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, take one or more of the following actions, at the same or different times: (i) by notice to the Borrower terminate the Commitments and they shall immediately terminate; (ii) by notice to the Borrower declare the Loans then outstanding to be forthwith due and payable (in whole or, in the sole discretion of the Required Lenders, from time to time in part, provided that any such partial acceleration shall be made pro rata based on the outstanding principal amount of Loans), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder or under any other Loan Document, shall thereupon become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) require cash collateral as contemplated by Section 2.22(k) in an amount not exceeding the Letter of Credit Exposure;
(iv) exercise any remedies available under the Guarantee Agreement, the Collateral Documents or otherwise; or (v) any combination of the foregoing; PROVIDED, THAT, in the case of any of the Events of Default with respect to the Borrower described in paragraph (h) or (i) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder or under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VIII

                           THE AGENT AND ISSUING BANK

         Section 8.01. APPOINTMENT AND AUTHORIZATION. (a) Each of the Lenders, and each subsequent holder of any Note by its acceptance thereof, hereby irrevocably appoints and authorizes the Agent and the Issuing Bank to take such actions as agent on behalf of such Lender or holder and to exercise such powers as are specifically delegated to the Agent or the Issuing Bank, as the case may be, by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  (b) The Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, and hereby agrees (in the case of clause (ii) below, at the direction of the Required Lenders), (i) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and


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promptly to distribute to each Lender its proper share of each payment so received; (ii) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Amended Agreement of which the Agent has actual knowledge acquired in connection with its agency hereunder; (iii) to give notice to the Lenders of any Event of Default specified in this Amended Agreement of which the Agent has actual knowledge acquired in connection with its agency hereunder; and (iv) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Agent.

         Section 8.02. LIABILITY OF AGENT. Neither the Agent, the Issuing Bank, nor any of their respective directors, officers, employees or agents, shall be liable as such for any action taken or omitted to be taken by any of them, except for such party's own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by any Credit Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. Neither the Agent nor the Issuing Bank shall be responsible to the Lenders or the holders of the Notes for the due execution, genuineness, validity, enforceability or effectiveness of this Amended Agreement, the Notes or any other Loan Documents or other instruments or agreements. Each of the Agent and the Issuing Bank may deem and treat the payee of any Note as the owner thereof for all purposes hereof until it shall have received from the payee of such Note notice, given as provided herein, of the transfer thereof in compliance with Section 9.04. The Agent and the Issuing Bank shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders and each subsequent holder of any Note. The Agent, the Issuing Bank and the Required Lenders shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agent, the Issuing Bank nor any of their respective directors, officers, employees or agents, shall have any responsibility to any Credit Party on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or any Credit Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Agent and the Issuing Bank may execute any and all duties hereunder by or through agents or employees, shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

         Section 8.03. ACTION BY AGENT. The Lenders hereby acknowledge that neither the Agent nor the Issuing Bank shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Amended Agreement unless it shall be requested in writing to do so by the Required Lenders. The obligations of the Agent and the Issuing Bank under the Loan Documents are only those expressly set forth herein and therein.


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Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly required pursuant to Article VII.

         Section 8.04. SUCCESSOR AGENTS. Subject to the appointment and acceptance of a successor Agent, the Agent and the Issuing Bank (except, in the case of the Issuing Bank, in respect of Letters of Credit issued by it) may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor subject to approval by the Borrower (which shall not be unreasonably withheld). If no successor shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 30 days after the retiring Agent or Issuing Bank, as the case may be, gives notice of its resignation, then the retiring Agent or Issuing Bank, as the case may be, on behalf of the Lenders, shall appoint a successor Agent or Issuing Bank, as applicable, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as an Agent or Issuing Bank, as the case may be, hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent or Issuing Bank and the retiring Agent or Issuing Bank shall be discharged from its duties and obligations hereunder. After the resignation of an Agent or the Issuing Bank, as the case may be, hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent or Issuing Bank.

         Section 8.05. AGENT AND AFFILIATE. With respect to the Loans made by it hereunder, the Letters of Credit issued by it hereunder and the Notes issued to it, the Agent and the Issuing Bank, each in its individual capacity and not as an Agent or the Issuing Bank, as the case may be, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent or the Issuing Bank. The Agent and the Issuing Bank (and its Affiliates) may accept deposits from, lend money to and generally engage in any kind of business and transactions with any Credit Party or other Affiliate thereof as if it were not an Agent or the Issuing Bank (or such Affiliate thereof).

         Section 8.06. INDEMNIFICATION. Each Lender agrees (a) to reimburse the Agent and the Issuing Bank, on demand, in the amount of its pro rata share (as determined under Section 2.17) of any expenses incurred for the benefit of the Lenders by the Agent or the Issuing Bank, as the case may be, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower and (b) to indemnify and hold harmless the Agent, the Issuing Bank and any of their respective directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or the Issuing Bank, as the case may be, or any of them in any way relating to or arising out of this Amended Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Amended Agreement or any other such Loan Document, to the extent the same


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shall not have been reimbursed by the Borrower; PROVIDED, THAT, no Lender shall be liable to the Agent or the Issuing Bank for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent, the Issuing Bank or any of their respective directors, officers, employees or agents.

         Section 8.07. CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Issuing Bank or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amended Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Issuing Bank or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Amended Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.01. NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy as follows:

                  (a)      if to the Borrower or Holdings,
                           United Surgical Partners International, Inc. 17103 Preston Road, Suite 200 North Dallas, Texas 75248
                           Attention: Mr. Mark Kosper Telecopy No.: (972)
                           713-3550

                  with a copy to:

                           Greenebaum Doll & McDonald, PLLC
                           700 Two American Center
                           3102 West End Avenue
                           Nashville, Tennessee  37203-1304
                           Attention:  Mr. Stephen T. Braun
                           Telecopy No.:  (615) 760-7300



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                  (b)      if to the Agent or the Issuing Bank:

                           Bank of America, N.A.
                           700 Louisiana Street
                           8th Floor
                           Houston, Texas 77002
                           Attn:  Larry J. Gordon
                           Telephone:  (713) 247-6619
                           Telecopy No. (713) 247-6719

                  with a copy to:

                           Bank of America, N.A.
                           Bank of America Corporate Center
                           NC1-007-17-11
                           100 North Tryon Street
                           Charlotte, North Carolina 28255
                           Attention:  Terry B. Kelley
                           Telephone:  (704) 387-2112
                           Telecopy No. (704) 388-6002 and (704) 409-0486

         All Notices of Borrowing/Conversion to the Lender at the following address:

                           Bank of America, N.A.
                           Independence Center, 15th Floor
                           NC1-001-15-11
                           101 North Tryon Street
                           Charlotte, North Carolina 28255-0001
                           Attention:  James D. Young, Credit Services
                           Telephone:  (704) 386-9372
                           Telecopy No. (704) 409-0030

                  (c) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.02, or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

         All notices and other communications given to any party hereto in accordance with the provisions of this Amended Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section
9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. In all events, notice shall be deemed effective immediately upon refusal of delivery thereof irrespective of the method of such delivery.


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         Section 9.02. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Borrower and Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Amended Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Agent and the Issuing Bank and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Notes evidencing such Loans, and the issuance of the Letters of Credit, regardless of any investigation made by the Lenders, the Agent or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any Fee, any Letter of Credit Disbursement or any other amount payable under this Amended Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Section 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Amended Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Amended Agreement or any other Loan Document or any investigation made by or on behalf of the Agent, the Issuing Bank or any Lender.

         Section 9.03. BINDING EFFECT. This Amended Agreement shall become effective on the Effective Date.

         Section 9.04. SUCCESSORS AND ASSIGNS. (a) All covenants, promises and agreements by or on behalf of the Borrower, the Agent, the Issuing Bank or the Lenders that are contained in this Amended Agreement shall be binding upon and inure to the benefit of their respective permitted successors and assigns.

                  (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Amended Agreement (including all or a portion of its Commitments, the Loans at the time owing to it, the Notes held by it and the participations in Letters of Credit held by it) to other financial institutions; PROVIDED, THAT, the Borrower (unless an Event of Default shall have occurred and be continuing), the Agent and the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld). No Lender shall assign to any financial institution other than an existing Lender, a Commitment in an amount less than $5,000,000 in principal amount. The parties to each such assignment (including, but not limited to, an assignment by a Lender to another Lender) shall execute and deliver to the Agent an Assignment and Acceptance substantially in the form of Exhibit E hereto, together with the Note subject to such assignment and a processing and recordation fee of $3,500 and the assignee, if it shall not be a Lender or an Affiliate thereof, shall deliver to the Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to Section 9.04(e), from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof (unless the Agent shall otherwise agree), (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Amended Agreement and (B) the assigning Lender thereunder

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shall, to the extent of the interest assigned by such Assignment and
Acceptance, be released from its obligations under this Amended Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Amended Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account to the effective date of the Assignment and not yet paid).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim arising in respect of any action by the assigning Lender;
(ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Amended Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Amended Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of any Credit Party or the performance or observance by any Credit Party or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Amended Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Amended Agreement and the other Loan Documents, together with copies of the most recent Required Financial Statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently, and without reliance upon the Agent, the Issuing Bank, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Amended Agreement; (vi) such assignee appoints and authorizes the Agent and the Issuing Bank to exercise such powers under this Amended Agreement as are delegated to such party by the terms hereof, together with such powers as are reasonably incidental hereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Amended Agreement are required to be performed by it as a Lender.

                  (d) The Agent shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Amended Agreement. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.


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                  (e) Upon its receipt of a duly completed Assignment and
Acceptance executed by an assigning Lender and an assignee together with the Note subject to such assignment, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder or shall be an Affiliate of a Lender), the processing and recordation fee referred to in Section 9.04(b) and, if required, the written consent of the Borrower, the Agent and the Issuing Bank to such assignment, the Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Issuing Bank, the Lenders and the Borrower. Within five Business Days after receipt of notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note, a new Note payable to the order of such assignee in a principal amount equal to the applicable portion thereof (and the corresponding Commitment, if any) assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any portion of such Note (and such Commitment, if any), a new Note payable to the order of such assigning Lender in a principal amount equal to the applicable portion of such Note (and such Commitment, if any) retained by it. Such new Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note; such new Note shall be dated the date of the surrendered Note which it replaces and shall otherwise be in substantially the form of Exhibit A hereto, as applicable. Canceled Notes shall be returned to the Borrower.

                  (f) Each Lender may, without the consent of the Agent or the Issuing Bank, sell participations in all or a portion of its rights and obligations under this Amended Agreement (including all or a portion of its Commitment, the Loans owing to it, the Note held by it and the participations in Letters of Credit held by it) to one or more participants; PROVIDED, THAT,
(i) such Lender's obligations under this Amended Agreement shall remain unchanged, (ii) the sum of (A) the principal amount of the outstanding Loans subject to such participation and (B) the unused amount of the Commitments of the Lender subject to such participation shall be not less than the lesser of
(I) $5,000,000 principal amount and (II) the entire remaining amount of the outstanding Loans and unused Commitments of such Lender, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating banks or other entities shall be entitled to the benefit of the cost protection and indemnity provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (except that no participant shall be entitled to claim any amount greater than its pro rata share of the amount that could have been claimed by the Lender from which it acquired its participation and no claim by a participant shall be duplicative of a participating Lender's claim), (v) the Borrower, the Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with the Lender from which the participant acquired its interest in connection with such Lender's rights and obligations under this Amended Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Amended Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or increasing or extending the Commitments), (vi) no Lender shall grant a participation to any participating bank or other entity in respect of any amount less than $5,000,000 in principal

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

amount, (vii) no participation hereunder shall be made by any person or financial institution other than a Lender and (viii) each participation hereunder shall require the prior written consent of the Borrower, such consent not to be unreasonably withheld (without limiting the foregoing, it is understood that it is reasonable for Borrower to withhold consent based on reasonable concerns regarding potential exposure of the Borrower under the cost protection and indemnity provisions contained in Sections 2.14, 2.16 and
2.20 as a result of such participation).

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any Confidential Information or other information relating to any Credit Party or any of its Subsidiaries or Affiliates furnished to such Lender by or on behalf of the Sponsor, USPI or any Credit Party; PROVIDED, THAT, prior to any such disclosure of Confidential Information (i) notice shall be given to the Borrower of such disclosure, whereupon the Borrower may require that such disclosure not be made, except that a Lender or participant may disclose Confidential Information notwithstanding the Borrower's requirement that such disclosure not be made and irrespective of the requirements of clause (ii) below, if such disclosure
(x) is or may be required pursuant to (A) a response to any order of any court or other Governmental Authority or as otherwise required by any law, rule, regulation, judicial process or fiduciary obligation, or (B) a request or requirement of any state, federal or foreign authority or examiner regulating banks or banking, as long as such disclosure made pursuant to clauses (A) or (B) is made consistent with the provisions of Section 9.15 and
(y) is made pursuant to an agreement containing customary exceptions that is satisfactory to the Agent and the disclosing Lender, assignee or participant, and designed to preserve the confidentiality of such Confidential Information to the extent possible, and (ii) if the Borrower permits such disclosure to be made, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree, on terms and conditions reasonably satisfactory to the Borrower and the Agent, Lender or participant, as the case may be, to preserve the confidentiality of such Confidential Information.

                  (h) Any Lender may at any time assign all or any portion of its rights under this Amended Agreement and the Note issued to it to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender; PROVIDED, THAT, no such assignment shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank for such Lender as a party hereto.

                  (i) The Borrower and Holdings shall not assign or delegate any of their respective rights or duties hereunder or any interest herein (whether voluntarily, by operation of law or otherwise). Any purported assignment or delegation in violation of the foregoing shall be void.

         Section 9.05. EXPENSES; INDEMNITY. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent or the Issuing Bank in connection with the preparation, execution and administration of this Amended Agreement and the other Loan Documents, the syndication or closing of the Facility, the administration of the Facility or any amendment, modification or waiver of the provisions hereof or thereof and the Borrower agrees

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

to pay all reasonable out-of-pocket expenses incurred by the Agent, the Issuing Bank or any Lender in connection with the enforcement or protection of the rights of the Agent, the Issuing Bank and the Lenders under this Amended Agreement and the other Loan Documents or in connection with the Loans made, the Notes issued hereunder or the Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of (i) McGuireWoods LLP, counsel for the Agent, (ii) any third party consultants retained, with the consent of the Borrower, to assist the Agent in analyzing any healthcare, environmental, insurance, solvency-related and other due diligence issues and (iii) in connection with any such enforcement or protection (including any workout or restructuring or any negotiations relating thereto), any one counsel for the Agent, the Issuing Bank and the Lenders. Borrower agrees to pay all of the above fees and expenses regardless of whether or not the Facility is closed.

                  (b) The Borrower agrees to indemnify the Agent, the Issuing Bank, the Affiliates of the Agent, the Issuing Bank, the Lenders, and their respective directors, officers, employees, agents and Controlling persons (each, an "INDEMNIFIED PARTY") from and against any and all losses, claims (whether valid or not), damages and liabilities, joint or several, to which such Indemnified Party may become subject, related to or arising out of (i) the Facility, (ii) the execution or delivery of this Amended Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder and the other transactions contemplated hereby and thereby, (iii) the use of the Letters of Credit or the proceeds of the Loans or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto. The Borrower further agrees to reimburse each Indemnified Party for all expenses (including reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom. Notwithstanding the foregoing, the obligation to indemnify any Indemnified Party under this Section 9.05(b) shall not apply in respect of any loss, claim, damage or liability to the extent that a court of competent jurisdiction shall have determined by final and nonappealable judgment that such loss, claim, damage or liability resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (c) The Borrower agrees to indemnify each of the Agent, the Issuing Bank, the Lenders and the other Indemnified Parties from and against any and all losses, claims (whether valid or not), damages and liabilities, joint or several, to which such Indemnified Party may become subject, related to or arising out of (i) any Federal, state, local or other statute, ordinance, order, judgment, ruling or regulation relating to environmental pollution, regulation or control affecting any Consolidated Party or its properties or assets, (ii) any Hazardous Materials managed by any Consolidated Party, (iii) any event, condition or circumstance involving environmental protection, pollution, regulation or control affecting any Consolidated Party or its properties or assets or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto. The Borrower further agrees to reimburse each Indemnified Party for all expenses (including reasonable consultants' and attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom. Notwithstanding the foregoing, the obligation to indemnify any Indemnified Party under this Section 9.05(c) shall not apply in respect of any loss, claim, damage or liability to the extent that a court of competent jurisdiction shall have determined by final and nonappealable judgment that such loss, claim, damage or liability resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (d) In the event that the foregoing indemnity is unavailable or insufficient to hold an Indemnified Party harmless, then the Borrower will contribute to amounts paid or payable by such Indemnified Party in respect of such Indemnified Party's losses, claims, damages or liabilities in such proportions as appropriately reflect the relative benefits received by and fault of the Borrower and such Indemnified Party in connection with the matters as to which such losses, claims, damages or liabilities relate and other equitable considerations.

                  (e) If any action, proceeding or investigation is commenced, as to which any Indemnified Party proposes to demand such indemnification, it shall notify the Borrower with reasonable promptness; PROVIDED, THAT, any failure by such Indemnified Party to notify the Borrower shall not relieve the Borrower from its obligations hereunder except to the extent the Borrower is prejudiced thereby. The Borrower shall be entitled to assume the defense of any such action, proceeding or investigation, including the employment of counsel and the payment of all fees and expenses. Each Indemnified Party shall have the right to employ separate counsel in connection with any such action, proceeding or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Indemnified Party, unless (i) the Borrower has failed to assume the defense and employ counsel as provided herein, (ii) the Borrower has agreed in writing to pay such fees and expenses of separate counsel or (iii) an action, proceeding or investigation has been commenced against such Indemnified Party and the Borrower and representation of both the Borrower and such Indemnified Party by the same counsel would be inappropriate because of actual or potential conflicts of interest between the parties (in the case of the Agent or Lender, the existence of any such actual or potential conflict of interest to be determined by such party, taking into account, among other things, any relevant regulatory concerns). In the case of any circumstance described in clause (i), (ii), or (iii) of the immediately preceding sentence, the Borrower shall be responsible for the reasonable fees and expenses of such separate counsel; PROVIDED, THAT, the Borrower shall not in any event be required to pay the fees and expenses of more than one separate counsel (plus appropriate local counsel under the direction of such separate counsel) for all Indemnified Parties, unless representation of all Indemnified Parties by the same counsel would be inappropriate due to actual or potential conflicting interests between such Indemnified Parties, in which case, the Borrower shall be required to pay the fees and expenses of such additional counsel as are necessary to prevent such conflicting interests. The Borrower shall be liable only for settlement of any claim against an Indemnified Party made with the Borrower's written consent.

                  (f) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Amended Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Amended Agreement or any other

Loan Document, or any investigation made by or on behalf of any Agent or Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

         Section 9.06. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final except deposits for the payment of payroll taxes) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Credit Party against any of and all the obligations of such person now or hereafter existing under this Amended Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Amended Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         Section 9.07. APPLICABLE LAW. THIS AMENDED AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Section 9.08. WAIVERS; AMENDMENT. (a) No failure or delay of the Agent, the Issuing Bank or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Amended Agreement or any other Loan Document or consent to any departure by the Borrower or any other Credit Party therefrom shall in any event be effective unless the same shall be permitted by Section 9.08(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any Credit Party in any case shall entitle the Borrower or such Credit Party to any other or further notice or demand in similar or other circumstances.

                  (b) None of this Amended Agreement, the other Loan Documents and any provision hereof or thereof may be waived, amended or modified (and no consent to the departure by the Borrower or any other Credit Party therefrom may be effective), except pursuant to an agreement or agreements in writing entered into by the Borrower, Holdings and the Required Lenders; PROVIDED, THAT, no such agreement shall (i) decrease the principal amount of or extend the maturity of or date for the payment of any interest on any Loan or any date for reimbursement of a Letter of Credit Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or a Letter of Credit Disbursement, without the prior written consent of each Lender affected thereby, (ii) change or extend the Commitments or decrease the Fees of any Lender without the prior written consent of such Lender, (iii) increase the aggregate Commitments of the Lenders without the prior written consent of each Lender, (iv) amend or modify the provisions of Section 2.17, the provisions of this Section, the definition of the term "Required Lenders," release at one time or serially in the aggregate all or substantially all the Guarantors or all or substantially all the Collateral, without the prior written consent of each Lender, (v) change any provision relating to any prepayment of the Loans under the Facility without the consent of the Required Lenders, and (vi) waive the conditions to funding any Loan or issuance of a Letter of Credit without the consent of the Required Lenders; PROVIDED, FURTHER, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Agent or the Issuing Bank, as applicable. Each Lender and each holder of a Note shall be bound by any waiver, amendment or modification authorized by this Section 9.08 regardless of whether its Note shall have been marked to make reference thereto, and any consent by any Lender or holder of a Note pursuant to this Section 9.08 shall bind any person subsequently acquiring a Note from it, whether or not such Note shall have been so marked.

         Section 9.09. INTEREST RATE LIMITATION. Notwithstanding anything herein or in the Notes to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively the "CHARGES"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum rate permitted by applicable law (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable under the affected Note held by such Lender, together with all Charges payable to such Lender, shall be limited to the Maximum Rate.

         Section 9.10. ENTIRE AGREEMENT. (a) This Amended Agreement, the other Loan Documents and the Fee Letter constitute the entire contract among the parties relative to the subject matter hereof and thereof. Any previous agreement among the parties with respect to the subject matter hereof and thereof is superseded by this Amended Agreement, the other Loan Documents and the Fee Letter. Nothing in this Amended Agreement, the other Loan Documents or the Fee Letter, expressed or implied, is intended to confer upon any party (other than the parties hereto and the other Secured Parties) any rights, remedies, obligations or liabilities under or by reason of this Amended Agreement, the other Loan Documents or the Fee Letter.

                  (b) THIS WRITTEN AMENDED AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS, THE FEE LETTER AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 9.11. SEVERABILITY. In the event any one or more of the provisions contained in this Amended Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 9.12. COUNTERPARTS. This Amended Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Amended Agreement, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart of this Amended Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amended Agreement. Any party delivering an executed counterpart of this Amended Agreement by facsimile shall also deliver a manually executed counterpart of this Amended Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amended Agreement.

         Section 9.13. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Amended Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amended Agreement.

         Section 9.14. REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Amended Agreement shall have been breached by the Borrower or Holdings, then the Agent may, on behalf of the Lenders, proceed to protect and enforce the Lenders' rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Amended Agreement. Without limitation of the foregoing, the Borrower and Holdings each agrees that failure to comply with any of the covenants contained herein will cause irreparable harm and that specific performance shall be available in the event of any breach thereof. The Agent acting pursuant to this Section 9.14, shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses) in accordance with Section 9.05.

         Section 9.15. CONFIDENTIALITY. Neither the Agent nor any Lender shall disclose any Confidential Information to any other person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, agents, attorneys, affiliates and employees and, as contemplated by and subject to Section 9.04, actual and prospective assignees and participants, and then only on a confidential basis, (b) to the Agent's or any Lender's or any assignee's or participant's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 9.15; (c) in response to any order of any court or other Governmental Authority or as otherwise required by any law, rule, regulation, judicial process or fiduciary obligation (PROVIDED that (x) the Agent, such Lender or participant, as the case may be, shall give prior notice thereof to the Borrower and (y) in the event the Agent, any Lender or participant is required to disclose any Confidential Information pursuant to subsection (c), the

Agent, such Lender or participant, as the case may be, shall use reasonable efforts to disclose only that portion of such Confidential Information as it is legally required, in the opinion of its counsel, to disclose) and (d) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

         Section 9.16. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of the Credit Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amended Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such North Carolina State or, to the extent permitted by law, in such Federal court. Each of the Credit Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amended Agreement shall affect any right that the Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amended Agreement or the other Loan Documents against any Credit Party or its properties in the courts of any jurisdiction.

                  (b) Each of the Credit Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amended Agreement or the other Loan Documents in any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina. Each of the Credit Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each Credit Party to this Amended Agreement irrevocably consents to service of process in the manner provided for notices in Section
9.01. Such Credit Party hereby irrevocably appoints CT Corporation System, with an address on the date hereof at 225 Hillsborough Street, Raleigh, North Carolina 27603 (the "NORTH CAROLINA PROCESS AGENT"), as process agent in its name, place and stead to receive and forward service of any and all writs, summonses and other legal process in any suit, action or processing brought in the State of North Carolina, agrees that such service in any such suit, action or proceeding may be made upon the North Carolina Process Agent and agrees to take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that such Credit Party will at all times have an agent in the State of North Carolina for service of process for the above purposes. Nothing in this Amended Agreement will affect the right of any party to this Amended Agreement to serve process in any other manner permitted by law.

                  (d) TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE BORROWER AND HOLDINGS WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT

OF, UNDER OR IN CONNECTION WITH THIS AMENDED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the Borrower, Holdings, the Agent, the Issuing Bank and the Lenders have caused this Amended Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  ORTHOLINK PHYSICIANS CORPORATION,
                                  as Borrower

                                    /s/  G. EDWARD ALEXANDER
                                  ------------------------------------------
                                  Name:  G. Edward Alexander
                                  Title: Senior Vice President and CFO


                                  OPC FINANCIAL CORPORATION,
                                  as Parent

                                    /s/  MARK A. KOPSER
                                  ------------------------------------------
                                  Name:  Mark A. Kopser
                                  Title: Vice President


                                  BANK OF AMERICA, N.A.,
                                  as Agent, as Issuing Bank and as a Lender

                                    /s/  LARRY J. GORDON
                                  ------------------------------------------
                                  Larry J. Gordon
                                  Principal


                                  AMSOUTH BANK OF TENNESSEE,
                                  as a Lender

                                    /s/  CATHY M. WIND
                                  ------------------------------------------
                                  Name:  Cathy M. Wind
                                  Title: Vice President

                                  NATIONAL CITY BANK OF KENTUCKY,
                                  as a Lender

                                    /s/  RODINE M. BROWN
                                  ------------------------------------------
                                  Name:  Rodine M. Brown
                                  Title:

                                                                       EXHIBIT A

                                    [FORM OF]

                                      NOTE

                                                       Charlotte, North Carolina
$________________                                                April 1 S, 1997

      FOR VALUE RECEIVED, the undersigned, ORTHOLINK PHYSICS CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ________________________________________ (the "Lender"), at the office of BANK
OF AMERICA, N.A. (formerly known as NationsBank, N.A.) at Bank of America, N.A., Independence Center, 101 North Tryon Street, 15th Floor, NC1-001-15-11, Charlotte, North Carolina 28255, Attn: James D. Young, Credit Services (i) on the last day of each Interest Period, as defined in the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among the Borrower, OPC Financial Corporation, a Delaware corporation, the Lenders named therein and Bank of America, N.A. as Agent (the "Agent") and as Issuing Bank, the aggregate unpaid principal amount of all Loans to the Borrower from the Lender pursuant to the Amended Agreement to which such Interest Period applies and (ii) on the Maturity Date, the aggregate unpaid principal amount of all Loans to the Borrower from the Lender pursuant to the Amended Agreement, in each case in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and on the dates provided in the Amended Agreement.

      The defined terms in the Amended Agreement are used herein with the same meaning. All of the terms, conditions and covenants of the Amended Agreement are expressly made a part of this promissory note (this "Note") by reference in the same manner and with the same effect as if set forth herein and, subject to
Section 9.04 of the Amended Agreement, any holder of this Note is entitled to the benefits of and remedies provided in the Amended Agreement and the other Loan Documents.

      The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Amended Agreement.

      The Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace (except grace provided pursuant to the express terms of the Amended Agreement), presentment for payment, protest, notice of any kind (including notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon and (iv) that it will not be necessary for the Agent or any Lenders, in order to enforce payment of this Note, to first institute or exhaust their remedies against the Borrower or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that, the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note and the Amended Agreement.

      This Note is one of the Notes referred to in the Amended Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Amended Agreement, all upon the terms and conditions therein specified. THIS NOTE SQL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE TED STATES OF AMERICA.

      The Borrower shall not assign or delegate any of its rights or duties hereunder or any interest herein (whether voluntarily, by operation of law or otherwise), except as permitted by Section 9.04 of the Amended Agreement. Any purported assignment or delegation in violation of the foregoing shall be void.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal of and interest on this Note, all costs of collection, including reasonable attorneys' fees.

                                    ORTHOLINK PHYSICIANS CORPORATION


                                    By:_______________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT B

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                          dated as of February 12, 2001

                                      among

                            THE PLEDGORS NAMED HEREIN

                                       and

                              BANK OF AMERICA N.A.,
                                    as Agent

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS........................................................1
  Section 1.01  Terms Defined in the Amended Agreement.......................1
  Section 1.02  Definition of Certain Terms Used Herein......................1
  Section 1.03  UCC Definitions..............................................3
  Section 1.04  Rules of Interpretation......................................3
ARTICLE II PLEDGE............................................................3
  Section 2.01  Grant and Pledge.............................................3
  Section 2.02  Delivery of Pledged Securities; Intercompany Obligations.....3
  Section 2.03  Registration in Nominee Name; Denominations..................4
  Section 2.04  Voting Rights; Dividends and Interest; Etc...................4
  Section 2.05  Security Interests Absolute..................................6
  Section 2.06  Verification of Receivables..................................7
  Section 2.07  Release of Collateral........................................7
  Section 2.08  Continuing Liability of the Pledgor..........................7
ARTICLE III REPRESENTATIONS AND WARRANTIES...................................8
  Section 3.01  Amended Agreement............................................8
  Section 3.02  Pledged Securities...........................................8
  Section 3.03  Validity, Perfection and Priority of Security Interests......9
  Section 3.04  Enforceability of Receivables and General Intangibles........9
  Section 3.05  Place of Business; Location of Collateral....................9
  Section 3.06  Effectiveness................................................9
ARTICLE IV COVENANTS........................................................10
  Section 4.01  Perfection of Security Interests............................10
  Section 4.02  Further Actions.............................................10
  Section 4.03  Change of Name, Identity or Structure.......................11
  Section 4.04  Place of Business and Collateral............................11
  Section 4.05  Maintenance of Records......................................11
  Section 4.06  Compliance with Laws; Etc...................................11
  Section 4.07  Payment of Taxes; Etc.......................................12
  Section 4.08  Limitation on Liens on Collateral...........................12
  Section 4.09  Limitations on Dispositions of Collateral...................12
  Section 4.10  Limitations on Modifications of Receivables and General
                Intangibles; No Waivers or Extensions.......................12
  Section 4.11  Notices.....................................................12
  Section 4.12  Change of Law. Such Pledgor shall:..........................12
  Section 4.13  Additional Interests........................................13
  Section 4.14  Certain Liabilities.........................................13
  Section 4.15  Reimbursement Obligation....................................13
  Section 4.16  Further Approvals...........................................13
ARTICLE V REMEDIES; RIGHTS UPON DEFAULT.....................................14
  Section 5.01  UCC Rights..................................................14
  Section 5.02  Payments on Collateral......................................14
  Section 5.03  Sale of Collateral..........................................15

  Section 5.04  Additional Rights of the Agent..............................16
  Section 5.05  Securities Act, Etc.........................................17
  Section 5.06  Remedies Not Exclusive......................................18
  Section 5.07  Waiver and Estoppel.........................................18
  Section 5.08  Power of Attorney...........................................18
ARTICLE VI MISCELLANEOUS....................................................20
  Section 6.01  Notices.....................................................20
  Section 6.02  Survival of Agreement.......................................20
  Section 6.03  Counterparts; Effectiveness.................................20
  Section 6.04  Waivers; Amendment..........................................21
  Section 6.05  Supplemental Agreement......................................21
  Section 6.06  Assignments.................................................21
  Section 6.07  Savings Clause..............................................21
  Section 6.08  Governing Law...............................................22
  Section 6.09  Entire Agreement............................................22
  Section 6.10  Headings....................................................22
  Section 6.11  Agent's Fees and Expenses; Indemnification..................22
  Section 6.12  The Agent's Duties..........................................23
  Section 6.13  Submission to Jurisdiction..................................23

Schedules

Schedule 1 Chief Executive Office and Principal Place of Business, Locations of Records of Receivables and General Intangibles
Schedule 2  Pledged Securities
Schedule 3  Required Filings and Recordings
Schedule 4  Existing Financing Statements
Schedule 5  Trade Names

      AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of February 12, 2001, among OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), OPC Financial Corporation, a Delaware corporation ("Holdings"), the Subsidiaries listed on the signature pages hereof and such other persons as shall become parties hereto in accordance with Section 6.05 hereof (such listed Subsidiaries and additional persons, together with the Borrower, being referred to herein individually as a "Pledgor" or collectively as the "Pledgors") and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent for the Lenders (as defined herein).

      Reference is made to the Amended and Restated Credit Agreement dated as of February 12, 2001, (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and Bank of America, N.A., as Agent (in such capacity, the "Agent") and as Issuing Bank (in such capacity, the "Issuing Bank").

      The Lenders have agreed to extend credit to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions set forth in, the Amended Agreement. The obligations of the Lenders to extend credit and of the Issuing Bank to issue Letters of Credit under the Amended Agreement are conditioned on, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure all Secured Obligations (defined below) of such Pledgor. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Pledgors are willing to execute and deliver this Agreement.

      Accordingly, the Pledgors and the Agent hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01 Terms Defined in the Amended Agreement. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended Agreement.

      Section 1.02 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Account Debtor" shall mean any person who is or who may become obligated to any Pledgor under, with respect to or on account of any Receivable or General Intangible.

      "Contract Rights" shall mean all choses in action and causes of action and all other rights of any Pledgor of every kind and nature now owned or hereafter acquired by any Pledgor pursuant to (a) all contracts under which Receivables or General Intangibles arise, (b) all Service Agreements and (c) all other contracts and contract rights of any Pledgor.

      "Collateral" shall have the meaning assigned to that term in Section 2.01

      "Federal Securities Laws" shall have the meaning assigned to that term in
Section 5.05.

      "General Intangibles" shall mean all accounts, accounts receivable, Contract Rights, instruments, chattel paper, money, general intangibles, or other property of any kind or nature now owned or hereafter acquired by any Pledgor, but excluding Receivables.

      "Pledged Debt" of any Pledgor shall mean (a) the Intercompany Notes payable to such Pledgor (other than Holdings which shall not enter into any Intercompany Notes) and (b) all payments of principal or interest, cash, instruments or other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Intercompany Notes referred to in clause (a) above.

      "Pledged Securities" of any Pledgor shall mean the Pledged Debt and the Pledged Shares of such Pledgor listed and described with respect to such Pledgor in Schedule 2 hereto.

      "Pledged Shares" of any Pledgor shall mean (a) the shares of Capital Stock listed in Part I of Schedule 2 hereto next to the name of such Pledgor and the certificates (if any) representing such Capital Stock, (b) all additional shares of Capital Stock of any issuer of the Pledged Shares referred to in clause (a) above from time to time acquired by any Pledgor in any manner and all shares of Capital Stock of any Subsidiary hereafter acquired by any Pledgor (which shares shall be considered to be Pledged Shares under this Agreement), together in each case with the certificates representing such additional shares, and (c) all dividends, liquidating dividends, stock dividends, distributions, stock rights, options, rights to subscribe, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such listed shares referenced in clause (a) above or such additional shares referred to in clause (b) above.

      "Proceeds" of any Collateral shall mean all proceeds (as defined in the UCC), including (a) whatever is received upon any collection, exchange, sale or other disposition of such Collateral (or any portion thereof) and any property into which any of such Collateral is converted, whether cash or non-cash, and
(b) any and all other amounts from time to time paid or payable under or in connection with any of such Collateral.

      "Receivables" shall mean all accounts now or hereafter owing to any Pledgor, and all accounts receivable, Contract Rights, instruments or chattel paper representing amounts payable or monies due or to become due to any Pledgor, arising from the rendition of services, the sale of goods, or both, in the ordinary course of business or otherwise (whether or not earned by performance) and all guaranties, securities and liens held for the payment of any such account, account receivable, Contract Right, document, instrument or chattel paper, but excluding General Intangibles.

      "Secured Obligations" of any Pledgor shall mean (a) in the case of the Borrower, all Obligations, (b) in the case of Holdings, all amounts now and hereafter payable by Holdings under the Holdings Guarantee Agreement, (c) in the case of a Pledgor that is a Subsidiary, all amounts now and hereafter payable by that Subsidiary as a Guarantor under the Guarantee Agreement and (d) in the case of any Pledgor, all amounts payable pursuant to Section 6.11 hereof.

      "Service Agreement" shall mean any service or management agreement now or hereafter entered into between a Provider or Providers and the Borrower or any Subsidiary in connection with the acquisition, management, or operation of any Permitted Asset.

      "UCC" shall mean at any time the Uniform Commercial Code as the same may from time to time be in effect in the State of North Carolina; provided, that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

      Section 1.03 UCC Definitions. The uncapitalized terms "instrument", "general intangible", "money" and "proceeds", as used in Section 1.02 or elsewhere in this Agreement shall have the meanings ascribed thereto in the UCC.

      Section 1.04 Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Amended Agreement shall be applicable to this Agreement.

                                   ARTICLE II
                                     PLEDGE

      Section 2.01 Grant and Pledge. As security for the punctual payment or performance, as the case may be, of the Secured Obligations of such Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms hereof, each Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties and hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Pledgor's right, title and interest in, to and under the following whether now existing or hereafter acquired (all of which are herein sometimes collectively referred to as the "Collateral"):

            (i) all Receivables of such Pledgor; and

            (ii) all Pledged Securities of such Pledgor;

            (iii) all General Intangibles of such Pledgor; and

            (iv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, whether existing on the date hereof or hereafter arising;

together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, for the ratable benefit of the Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth.

      Section 2.02 Delivery of Pledged Securities; Intercompany Obligations. (a) Each Pledgor shall deliver original certificates and other instruments evidencing all Pledged Securities of such Pledgor listed on Schedule 2 hereto to the Agent contemporaneously with its execution hereof, duly endorsed in a manner reasonably satisfactory to the Agent. Upon delivery to the

Agent, (i) the Pledged Securities shall be accompanied by stock or note powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by each applicable Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities after the date hereof shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as
Schedule 2 and made a part hereof. Each schedule so delivered as to any Pledgor shall supersede any prior schedules so delivered as to such Pledgor.

            (b) Each Pledgor agrees to promptly deliver or cause to be delivered to the Agent from time to time after the execution hereof any and all other Pledged Securities held by such Pledgor, and any and all other certificates or other instruments or documents representing the Collateral.

            (c) Each Pledgor (other than Holdings which shall not enter into any Intercompany Notes) will cause any obligations in respect of borrowed money or similar advances owed to such Pledgor from any Subsidiary to be evidenced by a duly executed Intercompany Note which is pledged and delivered to the Agent pursuant to the terms hereof. Nothing herein shall be construed to imply that any loan, advance or other investment by any Pledgor is permitted under the Amended Agreement.

      Section 2.03 Registration in Nominee Name; Denominations. The Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Agent; provided, that it is understood that the Agent shall not have the right to cause a reissuance of the Pledged Securities in its own name or the name of its nominee until after the occurrence and during the continuance of an Event of Default. Each Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in its name. The Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations (representing in the aggregate the same number of Pledged Securities) for any purpose consistent with this Agreement.

      Section 2.04 Voting Rights; Dividends and Interest; Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have notified any Pledgor that its rights under this Section 2.04 are being suspended:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Amended Agreement and the other Loan Documents; provided, that, such action would not materially and adversely affect the rights inuring to the Pledgor or the rights and remedies of the Agent or any of the Secured Parties under this Agreement or the Amended Agreement or any other Loan Document or the ability of the Agent or any of the Secured Parties to exercise the same.

                  (ii) The Agent shall execute and deliver to any applicable
            Pledgor, or cause to be executed and delivered to such Pledgor, all proxies, powers of attorney and other instruments which will enable such Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities pledged by it to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Amended Agreement, the other Loan Documents and applicable laws. Other than (A) pursuant to the first sentence of this paragraph (a)(iii) or (B) pursuant to a distribution or transfer of any of the assets of a Subsidiary to any Pledgor in a transaction permitted under the Amended Agreement, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities of such Pledgor, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by such Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust (provided, that, Pledgor shall not be required to create an express trust) for the benefit of the Agent and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

            (b) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified any Pledgor of the suspension of its rights under paragraph (a)(iii) above, then all rights of such Pledgor to dividends, interest and principal payments which such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividend, interest and principal payments. All dividends, interest and principal which are received by any Pledgor contrary to the provisions of this Section 2.04 shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account (the "Cash Account") to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02(c). If requested by the Borrower, the Agent will, subject to the first succeeding sentence and Article V, from time to time (i) invest amounts on deposit in the Cash Account in such Cash Equivalents as the Borrower may select and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash

Equivalents that may mature or be sold, in each case in such Cash Equivalents as the Borrower may select. Interest and proceeds that are not so invested or reinvested shall be deposited and held in the Cash Account.

            (c) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified any Pledgor of the suspension of its rights under paragraph (a)(i) above, then all rights of such Pledgor to exercise the voting and consensual rights and powers which such Pledgor is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.04, and the obligations of the Agent under paragraph (a)(ii) of this Section 2.04, shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

            (d) Any notice given by the Agent to any Pledgor suspending its rights under paragraph (a) above (i) may be given by telephone if promptly confirmed in writing and (ii) may suspend the rights of such Pledgor under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

      Section 2.05 Security Interests Absolute. All rights of the Agent and the Secured Parties hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing and to the fullest extend permitted under applicable law, shall not be released, discharged or otherwise affected by:

      (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation, any Note, or any other document evidencing or securing such Secured Obligation, by operation of law or otherwise;

      (b) any modification or amendment or supplement to the Amended Agreement, any Note, or any other document evidencing or securing any Secured Obligation;

      (c) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;

      (d) any change in the existence, structure or ownership of the Borrower, such Pledgor or any other Pledgor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, such Pledgor or any other Pledgor or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

      (e) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Borrower, such Pledgor, any other Pledgor, the Agent, any Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions;

      (f) any invalidity or unenforceability for any reason of any Secured Obligation relating to or against the Borrower, such Pledgor or any other Pledgor, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, such Pledgor or any other Pledgor of the Secured Obligations;

            (g) any failure by the Agent or any Secured Party (i) to file or enforce a claim against the Borrower or any other Pledgor or its estate (in a bankruptcy or other proceeding), (ii) to give notice of the existence, creation or incurrence by the Borrower or any other Pledgor of any new or additional indebtedness or obligation under or with respect to the Secured Obligations,
(iii) to commence any action against the Borrower or any other Pledgor, (iv) to disclose to such Pledgor any facts which the Agent or any Secured Party may now or hereafter know with regard to the Borrower or any other Pledgor or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

            (h) any other act or omission to act or delay of any kind by the Borrower, any other Pledgor, the Agent, any other Secured Party or any other person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of such Pledgor's obligations hereunder.

      Section 2.06 Verification of Receivables. The Agent shall have the right to make test verifications of Receivables in any reasonable manner and through any reasonable medium that it considers advisable, and each Pledgor agrees to furnish all such reasonable assistance and information as the Agent may require in connection therewith. Each Pledgor, at its own expense, will cause its Financial Officer to furnish to the Agent at any reasonable time and from time to time promptly upon the Agent's reasonable request (but not to exceed once in any calendar quarter), the following reports: (i) a report describing an aging of all Receivables in reasonable detail and (ii) a report describing trial balances in reasonable detail.

      Section 2.07 Release of Collateral. (a) Upon (i) the indefeasible payment in full in cash of all of the Secured Obligations, (ii) the termination of the Commitments, and (iii) the cancellation or expiration of all Letters of Credit (other than Letters of Credit cash collateralized or supported by one or more letters of credit from acceptable financial institutions as described in Section
2.22 of the Amended Agreement) and the reimbursement in full of all Letter of Credit Disbursements, the Agent will (as soon as reasonably practicable after receipt of notice from such Pledgor requesting the same, but at the expense of such Pledgor) execute and send to such Pledgor, (x) for each filing made under
Section 4.01 or 4.02 to perfect the security interests granted to the Agent and the Secured Parties hereunder, a termination statement prepared by such Pledgor to the effect that the Agent and the other Secured Parties no longer claim a security interest under such filing, (y) all documents and instruments previously pledged to the Agent hereunder, and (z) such other documents as the Borrower shall reasonably request.

            (b) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Amended Agreement and other Loan Documents, the Agent will (as soon as reasonably practicable after receipt of notice from the applicable Pledgor requesting the same, but at the expense of such Pledgor) promptly execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge and security interest granted hereby, provided that no Default or Event of Default shall have occurred and be continuing.

      Section 2.08 Continuing Liability of the Pledgor. Anything herein to the contrary notwithstanding, each Pledgor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any Collateral, nor shall the Agent or any Secured Party be required to perform or fulfill any of the obligations of any Pledgor with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the Agent nor any Secured Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any. party's obligations with respect to the Collateral.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Each Pledgor represents, warrants and covenants to and with the Agent and each of the Secured Parties that:

      Section 3.01 Amended Agreement. All representations and warranties contained in the Amended Agreement that relate to such Pledgor are true and correct. Such Pledgor agrees to comply with each of the covenants contained in the Amended Agreement that imposes or purports to impose restrictions or obligations on such Pledgor. Such Pledgor acknowledges that any default in the due observance or performance by such Pledgor of any covenant, condition or agreement contained herein may constitute an Event of Default as provided in
Article VII of the Amended Agreement. There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

      Section 3.02 Pledged Securities. All Pledged Securities have been duly authorized and validly issued by the issuers thereof and are fully paid and nonassessable. Each Pledgor owns good and valid title to all the outstanding Pledged Securities listed on Schedule 2 hereto with respect to such Pledgor, free and clear of all Liens, other than the Liens permitted by the Loan Documents, of every kind, whether absolute, matured, contingent or otherwise. None of the Pledged Securities is subject to options to purchase, rights of first refusal or similar rights of any person. No Pledgor is nor will become a party to or otherwise bound by any agreement, shareholders agreement, partnership agreement, operating agreement, charter or by-law provision or contractual restriction other than this Agreement, which restricts, prohibits, impairs or delays in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto, the pledge of Collateral hereunder or the sale or disposition of Collateral pursuant hereto after the occurrence of an Event of Default or the exercise by the Agent of its rights and remedies hereunder. The Pledged Securities constitute and will at all times constitute 100% of the Capital Stock of each Subsidiary of the Pledgor (except for smaller percentages set forth on Schedule 3.08 of the Amended Agreement or as may be otherwise expressly permitted by the Amended Agreement). Each Pledgor
(i) has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Liens permitted by the Loan Documents), however arising, of all persons whomsoever. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby, except for any consents or approvals which are routine or administrative and not of a material nature.

      Section 3.03 Validity, Perfection and Priority of Security Interests. (a) By complying with Section 4.01 and by delivering all certificates or instruments, if any, representing or evidencing the Collateral to the Agent, each Pledgor will have created a valid and duly perfected security interest in favor of the Agent for the benefit of the Secured Parties as security for the due and punctual payment and performance of all Secured Obligations of such Pledgor in all Collateral and identifiable Proceeds of such Collateral, as to which a security interest may be perfected by (i) filing UCC-1 financing statements and or (ii) possession, as the case may be. Continuing compliance by each Pledgor with the provisions of Section 4.02 will also (i) create and duly perfect valid security interests in all Collateral acquired by any Pledgor or otherwise coming into existence after the date hereof and in all identifiable Proceeds of such Collateral to the extent a security interest therein may be perfected by (x) filing UCC financing statements or (y) possession, as the case may be, as security for the due and punctual payment of all Secured Obligations of each Pledgor and (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder and (B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC, to be duly perfected under the UCC.

            (b) The security interests of the Agent and the other Secured Parties in the Collateral are first priority security interests to the extent that a security interest therein may be perfected by (x) filing UCC financing statements or (y) possession, as the case may be. Other than (i) financing statements or other similar documents perfecting the security interests of the Agent and (ii) as set forth in Schedule 4 hereto, no financing statements or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral, possession of which is required for the perfection of a security interest therein, in the possession of any person (other than such Pledgor) asserting any claim thereto or security interest therein.

      Section 3.04 Enforceability of Receivables and General Intangibles. Each Receivable and General Intangible is in all material respects a valid and binding obligation of the related Account Debtor in respect thereof, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies in all material respects with any applicable legal requirements.

      Section 3.05 Place of Business: Location of Collateral. Schedule 1 correctly sets forth (a) each Pledgor's chief executive office and principal place of business and (b) the offices of each Pledgor where records concerning the Receivables and the General Intangibles are kept.

      Section 3.06 Effectiveness. The pledge and grant effected hereby is effective to vest in the Agent, on behalf of the Secured Parties, the rights of the Agent in the Collateral as set forth herein.

                                   ARTICLE IV
                                    COVENANTS

      Each Pledgor covenants and agrees with the Agent that until all the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired (other than Letters of Credit cash collateralized or supported by one or more letters of credit from acceptable financial institutions as described in Section
2.22 of the Amended Agreement) and all Letter of Credit Disbursements have been reimbursed in full, such Pledgor will comply with the following:

      Section 4.01 Perfection of Security Interests. Such Pledgor will, at its own expense, cause all filings and recordings and other actions specified on
Schedule 3 with respect to such Pledgor to have been completed and filed on or prior to the Effective Date.

      Section 4.02 Further Actions. (a) At all times after the Effective Date, such Pledgor will, at its own expense, comply with the following:

                  (i) as to all Receivables, General Intangibles and Pledged
            Securities of such Pledgor, it will cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions as required to perfect the security interests granted to the Agent and the Secured Parties hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

                  (ii) as to all security interests in favor of such Pledgor securing obligations of Providers created pursuant to any Service Agreement now or hereafter entered into and perfected by the filing of a UCC-1 financing statement in favor of such Pledgor, it will cause assignments of such security interests on Form UCC-3 to be filed and to be on file in all applicable jurisdictions as required to assign to the Agent, for the benefit of the Secured Parties, the UCC-1 financing statement naming such Pledgor as the Secured Party and such Providers as debtors;

                  (iii) as to all Proceeds of such Pledgor, it will cause all
            UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered; and

                  (iv) as to any additional Capital Stock of Subsidiaries
            hereafter acquired by such Pledgor, such Pledgor will immediately pledge and deliver the corresponding certificates as contemplated by this Agreement or other instruments, if applicable, to the Agent for the benefit of the Secured Parties as part of the Pledged Securities duly endorsed in a manner reasonably satisfactory to the Agent or accompanied by instruments of transfer reasonably satisfactory to the Agent.

            (b) Such Pledgor will, from time to time and at its own expense, execute, deliver, file or record such financing statements pursuant to the UCC and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Agent and the Secured Parties to obtain the full benefits of this Agreement or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral.

            (c) To the fullest extent permitted by law, such Pledgor authorizes the Agent (i) to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon and (ii) to the extent permissible by applicable law, file this Agreement in any UCC filing jurisdiction as a financing statement with respect to the Collateral. In furtherance of the foregoing, such Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or in its own name, from time to time in the Agent's reasonable discretion, to execute, deliver, file or record financing statements pursuant to the UCC as may be necessary or desirable in order to create, preserve, perfect, confirm or validate the security interests.

      Section 4.03 Change of Name, Identity or Structure. Such Pledgor will not change its name, identity or corporate structure in any manner and, except as set forth on Schedule 5 hereto, will not conduct its business under any trade, assumed or fictitious name unless expressly permitted by the Amended Agreement and unless it shall have given the Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all persons.

      Section 4.04 Place of Business and Collateral. Such Pledgor will not change the location of its chief executive office unless, prior to such change, it notifies the Agent of such change, makes all UCC filings required by Section
4.02 and takes all other action necessary or that the Agent may reasonably request to preserve, perfect, confirm and protect the security interests granted hereby.

      Section 4.05 Maintenance of Records. Such Pledgor will keep and maintain at its own cost and expense materially complete books and records relating to the Collateral of such Pledgor which are reasonably satisfactory to the Agent, including a record of all payments received and all credits granted with respect to the Collateral of such Pledgor and all of its other dealings with such Collateral. Such Pledgor will provide the Agent with reasonable access to or copies of such records promptly upon Agent's request therefor.

      Section 4.06 Compliance with Laws. Etc. Such Pledgor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Collateral or any part thereof or to the operation of such Pledgor's business, provided, that, such Pledgor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the reasonable judgment of the Agent adversely affect the Agent's rights or the first priority of its security interest in the Collateral.

      Section 4.07 Payment of Taxes. Etc. Such Pledgor will pay promptly when due all taxes, assessments and other governmental charges or levies imposed upon the Collateral of such Pledgor or in respect of its income or profits therefrom, and all claims of any kind, provided, that, no such tax, assessment, charge or claim need be paid or reimbursed if the validity thereof is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and be adequate in the good faith judgment of such Pledgor.

      Section 4.08 Limitation on Liens on Collateral. Such Pledgor will not create, permit or suffer to exist, but will defend the Collateral of such Pledgor and such Pledgor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien on the Collateral of such Pledgor other than the security interests created hereunder and any other Lien permitted by the Loan Documents.

      Section 4.09 Limitations on Dispositions of Collateral. Such Pledgor will not directly or indirectly (through the sale of stock, merger or otherwise) sell, transfer, lease or otherwise dispose of any of the Collateral of such Pledgor, or attempt, offer or contract to do so, except in each case as expressly permitted hereunder and under the Amended Agreement. The inclusion of Proceeds of the Collateral under the security interest granted hereby shall not be deemed a consent by the Agent to any sale or disposition of any Collateral.

      Section 4.10 Limitations on Modifications of Receivables and General Intangibles; No Waivers or Extensions. No Pledgor will (a) amend, modify, terminate or waive any provision of any material Receivable or General Intangible in any manner which would have a material adverse effect on the value of such Receivable or General Intangible, (b) fail to exercise or pursue promptly and diligently each and every material right which it may have under each material Receivable and General Intangible or (c) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any material Receivable or General Intangible. No Pledgor will, without the Agent's prior written consent, grant any extension of the time of payment of any material Receivable or amounts due under any material General Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of such Pledgor is advisable to enhance the collectability thereof.

      Section 4.11 Notices. Such Pledgor will advise the Agent promptly and in reasonable detail, (a) of any security interest, encumbrance or claim made or other Lien asserted against any of the Collateral of such Pledgor (other than any such Liens permitted under the Loan Documents), (b) of any material change in the composition of the Collateral of such Pledgor, and (c) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral of such Pledgor, or on the security interests granted to the Agent in this Agreement.

      Section 4.12 Change of Law. Such Pledgor shall:(a) promptly notify the Agent in writing of any change in law known to it which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests granted hereby, (ii) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (iii) could result in the Agent not having a perfected security interest in any of the Collateral of such Pledgor (in each case to the extent such security interests may be perfected by (x) filing UCC financing statements or (y) possession, as the case may be);

            (b) furnish the Agent with an opinion of outside legal counsel reasonably satisfactory to the Agent setting forth the procedures to be followed in order (i) to avoid (or to minimize if avoidance is impossible) such adverse effect, (ii) to maintain and protect such validity, perfection and priority or
(iii) to assure that the Agent has perfected security interests in all of the Collateral of such Pledgor; and

            (c) follow the procedures set forth in such opinion of counsel.

      Section 4.13 Additional Interests. No later than 10 days prior to acquiring any Capital Stock of any Subsidiary, such Pledgor shall provide notice to the Agent of such acquisition and complete any filings required under Section
4.02 with respect to such acquisition.

      Section 4.14 Certain Liabilities. By taking a security interest in the Collateral pursuant to this Agreement, the Agent and the other Secured Parties do not assume, accept or become liable with respect to any debts, liabilities or obligations of any issuer of any Collateral.

      Section 4.15 Reimbursement Obligation. Should any Pledgor fail to comply with the provisions of this Agreement or any other agreement relating to the Collateral of such Pledgor such that the value of any Collateral or the validity, perfection or rank of any security interest granted to the Agent hereunder or thereunder is thereby diminished or potentially diminished in any material respect or put at risk in any material respect (as reasonably determined by the Agent), the Agent on behalf of such Pledgor may, but shall not be required to, effect such compliance on behalf of such Pledgor, and such Pledgor shall reimburse the Agent for the reasonable costs thereof on demand, and interest shall accrue on any such unpaid reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the default rate provided in Section 2.08 of the Amended Agreement.

      Section 4.16 Further Approvals. In connection with the exercise by the Agent on behalf of the Secured Parties of its rights hereunder, it may be necessary to obtain the prior consent or approval of Governmental Authorities and other persons to a transfer or assignment of Collateral. Each Pledgor hereby agrees, during the continuance of an Event of Default, to execute, deliver and file, and hereby appoints (to the extent permitted under applicable law) the Agent on behalf of the Secured Parties as its attorney, during the continuance of an Event of Default, to execute, deliver and file on each Pledgor's behalf and in each Pledgor's name, all applications, certificates, filings, instruments and other documents (including any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in the opinion of Agent's counsel, to obtain such consents, waivers or approvals. Each Pledgor further agrees to use commercially reasonable efforts to obtain the foregoing consents, waivers and approvals, including receipt of consents, waivers and approvals under applicable agreements, prior to a Default or Event of Default. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.16 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 4.16 may be specifically enforced.

                                    ARTICLE V
                          REMEDIES; RIGHTS UPON DEFAULT

      Section 5.01 UCC Rights. If any Event of Default shall have occurred, the Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Agent at law or in equity.

      Section 5.02 Payments on Collateral. Without limiting the rights of the Agent under any other provision of this Agreement, if an Event of Default shall occur and be continuing:

            (a) the Agent may, or upon the request of the Agent each Pledgor shall, notify Account Debtors obligated to make payments under any or all Receivables or General Intangibles that the Agent and the other Secured Parties have a security interest in such Collateral and that payments shall be made directly to, or to the Cash Account. Each Pledgor will use all reasonable efforts to cause each Account Debtor to comply with the foregoing instruction. In furtherance of the foregoing, each Pledgor authorizes the Agent (i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral in the name of such Pledgor or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral;

            (b) all payments received by any Pledgor under or in connection with any of the Collateral shall be held by such Pledgor in trust for the Agent, shall be segregated from other funds of such Pledgor and shall forthwith upon receipt by such Pledgor be turned over to the Agent, in the same form as received by such Pledgor (duly indorsed by each Pledgor to the Agent, if required to permit collection thereof by the Agent); and

            (c) all such payments received by the Agent (whether from a Pledgor or otherwise) (i) may, in the sole discretion of the Agent, be held by the Agent as collateral security for, and/or then or at any time thereafter be applied in whole or in part by the Agent to the payment of the expenses and Secured Obligations as set forth in Section 5.03(c) and (ii) if held as collateral security, shall be deposited in the Cash Account. If requested by the Borrower, the Agent will, subject to this Article V, from time to time (i) invest amounts on deposit in the Cash Account in such Cash Equivalents as the Borrower may select and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as the Borrower may select. Interest and proceeds that are not so invested or reinvested shall be deposited and held in the Cash Account.

      Section 5.03 Sale of Collateral. (a) Each Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Agent, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to such Pledgor or any other person (all of which demands and/or notices are hereby waived by such Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere in such manner as is commercially reasonable and as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. Each Pledgor further agrees, at the Agent's request, to assemble the Collateral, and to make it available to the Agent at places which the Agent may reasonably select. To the extent permitted by applicable law, each purchaser or purchasers at any such sale shall hold any Collateral purchased absolutely free from any claim or right of any Pledgor and, to the extent permitted by applicable law, each such Pledgor waives all claims, damages and demands against the Agent arising out of the foreclosure, repossession, retention or sale of the Collateral except to the extent that a court of competent jurisdiction shall have determined by final nonappealable judgment that any action taken by the Agent or any Secured Party with respect to such foreclosure, repossession, retention or sale constitutes gross negligence or willful misconduct.

            (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Agent shall give such Pledgor ten days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Agent shall not be required or obligated to make any such sale pursuant to any such notice. The Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. At any public sale made pursuant to this Section any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Pledgor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor to the fullest extent permitted under applicable law. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement, and, to the fullest extent permitted under applicable law, no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.

            (c) The proceeds of any sale of Collateral pursuant to this Section
5.03 shall be applied by the Agent as follows:

                  FIRST, to the payment of all reasonable costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including all reasonable court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

                  THIIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction in a final nonappealable judgment may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

      Section 5.04 Additional Rights of the Agent. Upon the occurrence and during the continuance of an Event of Default:

            (a) The Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

            (b) The Agent shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any person then liable for the payment of any of the Secured Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Agent or any other Secured Party) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Agent and the other Secured Parties, and each Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

      Section 5.05 Securities Act, Etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any such Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent and the other Secured Parties in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of the foregoing restrictions and limitations the Agent may, with respect to any sale of Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof.

      Accordingly, each Pledgor expressly agrees that the Agent is authorized, in connection with any sale of the Pledged Securities, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of the Federal Securities Laws and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law. Each Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law (excluding the registration of such securities under the provisions of the Federal Securities Laws or state securities laws). Each Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of each Pledgor, the Agent and the other Secured Parties that the provisions of this Section 5.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells the Pledged Securities. The Agent shall be under no obligation to delay a sale of any Pledged Securities for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

      Section 5.06 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Agent in this Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

            (b) If the Agent shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, each Pledgor and the Agent shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Agreement, and thereafter all rights, remedies and powers of the Agent shall continue as though no such proceedings had been taken.

            (c) All rights of action under this Agreement may be enforced by the Agent without the possession of any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding Instituted by the Agent shall be brought in its name and any judgment shall be held as part of the Collateral.

      Section 5.07 Waiver and Estoppel. (a) Each Pledgor, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Agreement and each Pledgor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Agent in this Agreement but will permit the execution of every such power as though no such law were in force; provided, that, nothing contained in this Section 5.07 shall be construed as a waiver of any rights of any Pledgor under any applicable Federal bankruptcy law.

            (b) Each Pledgor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

            (c) Each Pledgor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Amended Agreement) in connection with this Agreement and any action taken by the Agent with respect to the Collateral.

      Section 5.08 Power of Attorney. Each Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the Agent's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor to do the following:

            (a) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

            (b) upon the occurrence and during the continuance of any Event of Default and otherwise to the extent provided in this Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Agent or as the Agent shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (v) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (vi) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the option of the Agent and such Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

            Each Pledgor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            Except as provided by law or the UCC or its equivalent, nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and the Agent shall not be liable hereunder for any action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof (other than any action or inaction that a court of competent jurisdiction shall have determined by final and nonappealable judgment to constitute gross negligence or willful misconduct). It is understood and agreed that the appointment of the Agent as the agent of each Pledgor for the purposes set forth above in this Section 5.08 is coupled with an interest and is irrevocable. The provisions of this Section
5.08 shall in no event relieve such Pledgor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

                                   ARTICLE VI
                                  MISCELLANEOUS

      Section 6.01 Notices. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy and shall be given to such party at its address or telecopy number set forth, in the case of the Agent, in Section 9.01 of the Amended Agreement and, in the case of each Pledgor, on the signature pages hereof or at any other address or telecopy number which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 6.01.

      Section 6.02 Survival of Agreement. All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the issuance by the Issuing Bank of Letters of Credit and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired, all Letter of Credit Disbursements have been reimbursed in full.

      Section 6.03 Counterparts; Effectiveness. (a) This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

            (b) This Agreement shall become effective as to each Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Pledgor and the Agent and their respective successors and assigns, subject to the terms of Section 6.06 hereof, and shall inure to the benefit of such Pledgor, the Agent and the other Secured Parties and their respective successors and assigns, subject to the terms of
Section 6.06 hereof. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

      Section 6.04 Waivers; Amendment. (a) To the fullest extent permitted under applicable law, no failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Pledgor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Amended Agreement.

      Section 6.05 Supplemental Agreement. Upon execution and delivery by the Agent and a Subsidiary of a Supplemental Agreement substantially in the form of
Exhibit I to the Amended Agreement, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

      Section 6.06 Assignments. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Amended Agreement (including all or any portion of its Commitment and the Loans owing to it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise. No Pledgor shall be permitted to assign, transfer or delegate any of its rights or obligations under this Agreement (and any such purported assignment, transfer or delegation without such consent shall be void).

      Section 6.07 Savings Clause. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such invalid, illegal or unenforceable provision with respect to any other party, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 6.08 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      Section 6.09 Entire Agreement. This Agreement, the other Loan Documents and the Fee Letter constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the other Loan Documents and the Fee Letter. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and the Secured Parties, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      Section 6.10 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      Section 6.11 Agent's Fees and Expenses; Indemnification. (a) Each Pledgor agrees to pay upon demand all reasonable out-of-pocket expenses incurred by the Agent in connection with (i) the preparation, execution and administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral of such Pledgor, (iii) the exercise, enforcement or protection of any of the rights of the Agent hereunder or (iv) the failure of such Pledgor to perform or observe any of the provisions hereof, including the fees, charges and disbursements of (x) McGuireWoods LLP, counsel for the Agent, (y) any third party consultants retained by the Agent as permitted by the Amended Agreement and (z) any one counsel for the Agent hired in connection with the enforcement or protection of the rights of the Secured Parties hereunder.

            (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees, to the fullest extent permitted under applicable law, to indemnify the Agent and the other Indemnified Parties against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnified Party is a party thereto; provided, that, such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

            (c) Any such amounts payable as provided hereunder shall be additional obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

      Section 6.12 The Agent's Duties. The powers conferred on the Agent hereunder shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession (subject to casualties or other events of force majeure) and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Securities, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is safeguarded in a reasonable manner.

      Section 6.13 Submission to Jurisdiction. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such North Carolina State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against such Pledgor or its properties in the courts of any jurisdiction.

            (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Each Pledgor hereby irrevocably appoints _______, with an address on the date hereof at ___________________ (the "North Carolina Process Agent"), as process agent in its name, place and stead to receive and forward service of any and all writs, summonses and other legal process in any suit, action or processing brought in the State of North Carolina, agrees that such service in any such suit, action or proceeding may be made upon the North Carolina Process Agent and agrees to take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that such Pledgor will at all times have an agent in the State of North Carolina for service of process for the above purposes. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                    BANK OF AMERICA, N.A.,
                                    as Agent

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    ORTHOLINK PHYSICIANS CORPORATION,
                                    a Delaware corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    OPC FINANCIAL CORPORATION,
                                    a Delaware corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    ORTHOLINK ASC CORPORATION,
                                    a Tennessee corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________

                                    ORTHOLINK OCCUPATIONAL MEDICINE SERVICES
                                    CORPORATION,
                                    a Tennessee corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    TENNESSEE MUSCULOSKELETAL NETWORK, INC., a Tennessee corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    ORTHOLINK OF COLORADO, INC.,
                                    a Colorado corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    GEORGIA MUSCULOSKELETAL NETWORK, INC.,
                                    a Georgia corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________

                                    ORTHO EXCEL, INC.,
                                    a Delaware corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    MEDCENTER MANAGEMENT SERVICES, INC.,
                                    a Delaware corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________


                                    MEDICAL DOCUMENTING SYSTEMS, INC.,
                                    a Delaware corporation

                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________
                                       Address:_______________________________
                                       _______________________________________
                                       Telecopy:______________________________

                                   Schedule 1

             CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS

  Name                    Mailing Address         County            State
  ----                    ---------------         ------            -----

           LOCATIONS OF RECORDS OF RECEIVABLES AND GENERAL INTANGIBLES

  Name                    Mailing Address         County            State
  ----                    ---------------         ------            -----

                                   Schedule 2

                               PLEDGED SECURITIES

Part I:     List of Pledged Shares:

                                    Class        Stock                 Number
                   Stock             Of       Certificate    Par        of
 Pledgor           Issuer           Stock         Nos.       Value     Shares
 -------           ------           -----         ----       -----     ------

[HOLDINGS]     OrthoLink
               Physicians
               Corporation

OrthoLink      OrthoLink ASC
Physicians     Corporation
Corporation

OrthoLink      OrthoLink
Physicians     Occupational
Corporation    Medicine Services
               Corporation

OrthoLink      Tennessee
Physicians     Musculoskeletal
Corporation    Network, Inc.

OrthoLink      OrthoLink of
Physicians     Colorado, Inc.
Corporation

OrthoLink      Georgia
Physicians     Musculoskeletal
Corporation    Network, Inc.

OrthoLink      Ortho Excel, Inc.
Physicians
Corporation

Ortho Excel,   Medcenter
Inc.           Management
               Services, Inc.

Ortho Excel,   Medical
Inc.           Documenting
               Systems, Inc.

Part II: List of Pledged Debt:

      Pledgor           Debt Issuer    Date of Issuance     Outstanding Balance
      -------           -----------    ----------------     -------------------

                                   Schedule 3

                         REOUIRED FILINGS AND RECORDINGS

      Pledgor           UCC Filings & Locations       Other Filings
      -------           -----------------------       -------------

                                   Schedule 4

                          Existing Financing Statements
                          -----------------------------

                                                                       EXHIBIT C

                                    [FORM OF]

                          HOLDINGS GUARANTEE AGREEMENT

                          Dated as of February 12, 2001

                                     between

                           OPC FINANCIAL CORPORATION,

                                  as Guarantor

                                       and

                             BANK OF AMERICA, N.A.,

                             as Administrative Agent

      HOLDINGS GUARANTEE AGREEMENT dated as of February 12, 2001 between OPC FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Agent") for the Lenders (as defined herein).

      Reference is made to the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), the Guarantor, the Lenders named therein (the "Lenders"), and Bank of America, N.A., as Agent and Issuing Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement. Use of the term "person" as used herein shall have the meaning assigned to such term in the Amended Agreement. As used herein. "Other Credit Parties" shall mean any and all of the Credit Parties.

      The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and subject to the conditions set forth in, the Amended Agreement. As the parent company of the Borrower, the Guarantor acknowledges that it will derive substantial benefits from the extension of credit to the Borrower under the Amended Agreement. The obligations of the Lenders to extend credit under the Amended Agreement are conditioned on, among other things, the execution and delivery by the Guarantor of an agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guaranntor is willing to execute and deliver this Agreement.

      Accordingly, the Guarantor, intending to be legally bound, hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

      SECTION 1. Guarantee. The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment of
(i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Amended Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including indemnities and fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Other Credit Parties to the Secured Parties under the Amended Agreement and the other Loan Documents and
(b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Other Credit Parties under or pursuant to the Amended Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Guaranteed Obligations"). The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

      SECTION 2. Guarantee Absolute. (a)The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The obligations of the Guarantor under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions tray be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective of whether any action is brought against any Other Credit Party or whether any Other Credit Party is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by the Guarantor of the Guaranteed Obligations in each and every particular. The obligations of the Guarantor hereunder are several from those of the Other Credit Parties and are primary obligations concerning which the Guarantor is the principal obligor.

      (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of any Other Credit Party or otherwise, all as though such payment had not been made.

      (c) The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which the Guarantor may have at any time against any Other Credit Party, the Agent or other Secured Party or any other person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Other Credit Party to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Other Credit Party.

      SECTION 3. Waivers. The Guarantor hereby waives presentment to, demand of payment from and protest to the Other Credit Parties of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto. The Guarantor further waives any right to require that resort be had by the Agent or any other Secured Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Agent or any other Secured Party in favor of any Credit Party or any other person. The Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that its obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which it might otherwise have as a result of or in connection with any of the following:

      (a) any renewal, extension, amendment, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any Credit Party, the Agent, the other Secured Parties, or any of them, or any other person, pertaining to the Guaranteed Obligations;

      (b) any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agent or any other Secured Party to any Credit Party or any other person liable on the Guaranteed Obligations; or the failure of the Agent or any other Secured Party to assert any claim or demand or to exercise any right or remedy against any Credit Party under the provisions of any Loan Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any Subsidiary Guarantor under the Subsidiaries Guarantee Agreement;

      (c) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Credit Party or any other person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Credit Party, or any change, restructuring or termination of the organizational structure or existence of any Credit Party, or any sale, lease or transfer of any or all of the assets of any Credit Party, or any change in the shareholders, partners, or members of any Credit Party; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

      (d) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any Other Credit Party has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncolleetible from such Other Credit Party, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the.Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

      (e) any full or partial release of the liability of any Other Credit Party or of any other person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay perform, guarantee or assure the payment of the Guaranteed Obligations or an part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other person, and the Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that any party other than the Borrower will be liable to perform the Guaranteed Obligations, or that the Secured Parties will look to any other party to perform the Guaranteed Obligations;

      (f) the taking or accepting of any other security, collateral or guarantee, or other assurance of payment, for all or any part of the Guaranteed Obligations;

      (g) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, willful, unreasonable or unjustifiable impairment) of any Letter of Credit, collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

      (h) the failure of the Agent, any other Secured Party or any other person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

      (i) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by the Guarantor that the Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral;

      (j) any payment by any Other Credit Party to the Agent or any other Secured Party being held to constitute a preference under Title 11 of the United States Code or any similar Federal or state law, or for any reason the Agent or any other Secured Party being required to refund such payment or pay such amount to any Other Credit Party or someone else;

      (k) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

      (1) the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

      (m) the existence of any claim, set-off or other right which the Guarantor may have at any time against any Other Credit Party, the Agent, any other Secured Party or any other person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or

      (n) any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of; the Guarantor as a matter of law or equity.

All waivers herein contained shall be without prejudice to the Agent at its option to proceed against any Credit Party or any other person, whether by separate action or by joinder.

      SECTION 4. Security for Guarantee. The Guarantor authorizes the Agent, in accordance with the terms and subject to the conditions set forth in the Collateral Documents, (a) to take and hold security for the payment of this Agreement and the Guaranteed Obligations and to exchange, enforce, waive and release any such security, (b) to apply such security and direct the order or manner of sale thereof as the Agent in its sole discretion may determine and (c) to release or substitute any one or more endorsees, other guarantors or other obligors. The Agent may, at its election, in accordance with the terms and subject to the conditions set forth in the Collateral Documents, foreclose on any security held by it by one or more judicial or nonjudicial sales, or exercise any other right or remedy available to it against any Credit Party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Guaranteed Obligations have been indefeasibly paid in full in cash.

      SECTION 5. Agreement to Pay: Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of any Other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by the Guarantor of any sums to the Agent or any Secured Party as provided above, all rights of the Guarantor against any Other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of cash of all the Guaranteed Obligations. If any amount shall erroneously be paid to the Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be turned over to the Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Agent, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

      SECTION 6. Representations and Warranties and Covenants. The Guarantor hereby represents, warrants and covenants as follows:

      (a) All representations and warranties contained in the Credit Agreement that relate to the Guarantor are true and correct.

      (b) The Guarantor agrees to comply with each of the covenants contained in the Credit Agreement that imposes or imports to impose, through agreements with the Borrower, restrictions or obligations on the Guarantor.

      (c) The Guarantor acknowledges that any default in the due observance or performance by the Guarantor of any covenant, condition or agreement contained herein may constitute an Event of Default as provided in under Article VII of the Amended Agreement.

      (d) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

      (e) The Guarantor has, independently and without reliance upon the Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Agreement, and the Board of Directors of the Guarantor or comparable governing body of such party has decided that a direct or an indirect benefit will accrue to the Guarantor by reason of the execution of this Agreement.

      (f) (i) This Agreement is not given with actual intent to hinder, delay or defraud any person to which the Guarantor is or will become, on or after the date hereof, indebted; (ii) the Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Agreement; (iii) the Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Agreement; (iv) the Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any assets owned by the Guarantor (after engaging in such business or transaction) constitute an unreasonably small amount of capital; and (v) the Guarantor does not intend to incur debts that will be beyond the Guarantor's ability to pay as such debts mature.

      (g) The Guarantor shall not (i) hold any assets other than the Capital Stock of the Borrower, (ii) have any material liabilities other than (A) liabilities under the Loan Documents and (B) tax liabilities in the ordinary course of business, (iii) engage in any business or activity other than (A) owning the common stock of the Borrower (including purchasing additional shares of common stock after the Effective Date) and activities incidental or related thereto or to the maintenance of the corporate existence of the Guarantor or compliance with applicable law, (B) acting as a Guarantor hereunder and pledging its assets to the Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party and.(C) issuing its own Capital Stock (other than Disqualified Stock) to the extent that 100% of the proceeds therefrom are contributed to the Borrower.

      SECTION 7. Continuing Guarantee. This Agreement is a continuing guarantee and shall survive and remain in full force and effect until the Guaranteed Obligations and all other amounts payable under this Agreement have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired, all Letter of Credit Exposure has been reimbursed in full.

      SECTION 8. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Other Credit Parties, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

      SECTION 9. Subordination by Guarantor. In addition to the terms of subordination provided for under Section 5, the Guarantor hereby subordinates in right of payment all indebtedness of the Other Credit Parties owing to it, whether originally contracted with the Guarantor or acquired by the Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

      SECTION 10. Notices. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth in Section 9.01 of the Amended Agreement, (c) on the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth in Section 9.01 of the Amended Agreement or at such other address as such party may specify by written notice to the other parties hereto.

      SECTION 11. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Guarantor shall not be permitted to assign or transfer any of its interests and obligations without prior written consent of all the Lenders (and any such purported assignment or transfer without such consent shall be void); provided her that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in Section 9.04 of the Amended Agreement. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Amended Agreement (including all or any portion of its Commitments and the Loans owing to it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise.

      SECTION 12. No Waiver: Remedies Cumulative. No failure or delay on the part of the Agent or any other Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Agent or any other Secured Party and the Guarantor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies of the Agent and the other Secured Parties hereunder are cumulative and not exclusive of any rights or remedies which the Agent or any other Secured Party would otherwise have at law or otherwise. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or her notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the other Secured Parties to any other or further action in any circumstances without notice or demand.

      SECTION 13. Amendments. Waivers and Consents. Neither this Agreement nor any of the terms hereof may be amended, modified or waived, unless such amendment, modification or waiver is in writing and is entered into in accordance with Section 9.08 of the Amended Agreement.

      SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such. counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall riot affect the validity, enforceability or binding effect of this Agreement.

      SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 16. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, Letter of Credit Exposure and other obligations under the Loan Documents, the termination of the Commitments, and the termination of this Agreement. All representations and warranties made by the Guarantor herein shall survive delivery of the Notes, the making of the Loans under the Amended Agreement and the issuance of the Letters of Credit under the Amended Agreement.

      Governing Law, Submission of Jurisdiction. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SQL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, without regard to principals of conflicts of law. The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any North Carolina State court of Federal court of the United States of America sitting in Charlotte, North Carolina, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such North Carolina State or, to the extent permitted by law, in such Federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. By execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth for notices pursuant to Section 10 hereof, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

      (b) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      (c) TO THE FULLEST EXTENT PERMITTED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, HER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 17. Severabilitv. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 18. Entirety. This Agreement, the other Loan Document and the Agent's Fee Letter represent the entire agreement of the parties hereto and thereto regarding the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, if any (including any commitment letters or correspondence) relating to such subject matters. Nothing in this Agreement, expressed or implied, is intended to confer upon any party (other than the parties hereto and thereto and the other Secured Parties) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      SECTION 19. Binding Effect; Termination. (a) This Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Guarantor and the Agent and thereafter this Agreement shall be binding upon and inure to the benefit of the Guarantor, the Agent and their respective permitted successors and assigns.

      (b) The term of this Agreement shall be until no Loans, Letter of Credit Exposure or any other amounts payable hereunder or under any of the other Loan Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Obligations have been irrevocably satisfied in full and all of the Commitments shall have expired or been terminated.

      SECTION 20. Conflict. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Amended Agreement, on the other hand, the Amended Agreement shall control.

      SECTION 21. Right of Set-Off. Upon the occurrence and during the continuance of an Event of Default, each Lender (and each of its Affiliates) is authorized at any time and from time to time, to the fullest extent permitted by law, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Lender (including branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Guarantor against obligations and liabilities of the Guarantor to such Lender (and its Affiliates) hereunder, under the Notes, under the other Loan Documents or otherwise, irrespective of whether such Lender (or Affiliate) shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unnzatured. Any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the hooks of such Lender subsequent thereto. Each Lender agrees promptly to notify the Guarantor after any such set-off and application made by such Lender (or any of its Affiliates); provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Any person purchasing a Participation Interest in the Loans and Commitments pursuant to the applicable provisions of the Amended Agreement may exercise all rights of setoff with respect to its Participation Interest as fully as if such person were a Lender. The rights of each Lender (and its Affiliates) under this Section 22 are in addition to (and not in limitation of) any other rights and remedies (including other rights of set-off) that such Lender may have under applicable law or otherwise.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GUARANTOR:                          OPC FINANCIAL CORPORATION,
                                    a Delaware corporation

                                    By:  _________________________
                                    Name:  _______________________
                                    Title:  ______________________


AGENT:                              BANK OF AMERICA, N.A.,
                                    in its capacity as Administrative Agent

                                    By:  _________________________
                                    Name:  _______________________
                                    Title:  ______________________

                                                                       EXHIBIT D

                                    [FORM OF]

                                INTERCOMPANY NOTE

$45,000,000                                                    February 12, 2001

      FOR VALUE RECEIVED, the undersigned, _________________a corporation organized under the laws of the State of (the "Maker"), hereby promises to pay to the order of ________________, a corporation organized under the laws of the State of ______________ (the "Payee"), at ___________________, (i) the principal amount of $45,000,000 or, if less, the aggregate unpaid principal amount of each loan or advance made by the Payee to the Maker, at any time upon demand by the Payee, in lawful money of the United States of America in immediately available funds, and (ii) interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at a rate per annum equal to the rate applicable at such time to ABR Loans pursuant to Section 2.07 of the Amended Agreement referred to below. This Note may be prepaid in whole or in part at any time without premium or penalty. Amounts prepaid on this Note may be reborrowed. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among OrthoLink Physicians Corporation, OPC Financial Corporation, the financial institutions party thereto as lenders (the "Lenders"), and Bank of America, N.A., (formerly known as NationsBank, N.A.), as Agent and as Issuing Bank.

      The Maker promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate per annum pursuant to the preceding paragraph, plus 2.00%.

      The Maker and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, presentment for payment, protest, notice of any kind (including notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange br release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon and (iv) that it will not be necessary for the Payee, or any of its successors or assigns, in order to enforce payment of this Note, to first institute or exhaust their remedies against the Maker or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      The outstanding principal balance of the loans and advances evidenced by this Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived by the Maker, upon the occurrence of an Event of Default under the Amended Agreement.

      The Payee hereby subordinates in right of payment all indebtedness of the Maker owing to it, whether originally contracted with the Payee or acquired by the Payee by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Secured Obligations (as defined in the Pledge Agreement), whether now owed or hereafter arising, whether for principal, interest (including interest accruing after the filing of a petition initiating any proceeding referred to in paragraph (h) or (i) of Article VII of the Amended Agreement), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

      This Note shall be construed in accordance with and governed by the laws of the State of North Carolina and any applicable laws of the United States of America.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Maker agrees to pay, in addition to the principal of and interest on this Note, all costs of collection, including reasonable attorneys' fees.

                                    [Maker], a [ _______________] corporation,

                                    By: ______________________________
                                        Name:
                                        Title:


                                    Accepted and agreed to as of the date first written above:

                                    By: ______________________________
                                        Name:
                                        Title:


                                    [Payee],
                                    a [      ] corporation,

                                    By: ______________________________
                                        Name:
                                        Title:

                                   ASSIGNMENT

      FOR VALUE RECEIVED, [Payee] hereby assigns and transfers unto the Intercompany Note dated as of February 12, 2001 and made by [

      Dated:

                                    [Payee],


                                    By: ______________________________
                                        Name:
                                        Title:

[Maker] hereby consents tothe foregoing Assignment

[Maker]

Name: Title:

                                                                       EXHIBIT E

                                    [FORM OF]

ASSIGNMENT AND ACCEPTANCE dated as of [   ] made by

      [ ] (the "Assignor"} to [ ] (the "Assignee") with reference to the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among OrthoLink Physicians Corporation (the "Borrower"), OPC Financial Corporation, the financial institutions party thereto as lenders (the "Lenders") and Bank of America, N.A., (formerly known as NationsBank, N.A.) as Agent (the "Agent") and as Issuing Bank. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

      1. Effective as of the effective date set forth on Schedule 1 (the "Effective Date"), the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse or warranty except as set forth herein and in the provisions of the Amended Agreement incorporated herein, from the Assignor, the Assigned Interests (as defined below). The "Assigned Interests" shall mean and consist of the respective rights and obligations of the Assignor in respect of a portion or all of the Facility as of the Effective Date to the extent of the percentage[s] set forth on Schedule 1 (including the Commitments of the Assignor on the Effective Date and the Loans owing to, and the Letter of Credit Exposure of, the Assignor which are outstanding on the Effective Date), together with any amount of unpaid interest accrued on the assigned Loans to the Effective Date which amount is set forth on Schedule 1 and any amount of Fees accrued to the Effective Date for the account of the Assignor which amount is set forth on Schedule 1.

      2. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the applicable representations, warranties and agreements set forth in Section 9.04(c) of the Amended Agreement, a copy of which has been received by each such party. From and after the Effective Date, (a) the Assignee shall be a party to and be bound by the provisions of the Amended Agreement and, to the extent of the Assigned Interests, have the rights and obligations of a Lender thereunder and under the Loan Documents and (b) the Assignor shall, to the extent of the Assigned Interests, relinquish its rights and be released from its obligations under the Amended Agreement but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 thereunder.

      3. (a) Fees and interest are payable by the Borrower in respect of the Interests as provided in the Amended Agreement. Such Fees and interest shall be payable to the Assignee only to the extent such Fees and interest, as applicable, constitute part of the Assigned Interests or accrue after the Effective Date.

            (b) Notwithstanding anything to the contrary contained in this Assigranent and Acceptance, if and when the Assignor receives or collects any payment of Fees or interest which is payable to the Assignee pursuant to paragraph (a) above, the Assignor shall distribute such payment to the Assignee, and after such amounts are paid by the Borrower to the Assignor, the Borrower shall no longer be liable for such amounts.

            (c) Notwithstanding anything to the contrary contained in this Assignment and Acceptance, if and when the Assignee receives or collects any payment of Fees or interest which is payable to the Assignor pursuant to paragraph (a) above, the Assignee shall distribute such payment to the Assignor, and after such amounts are paid by the Borrower to the Assignor, the Borrower shall no longer be liable for such amounts.

      4. In consideration of the assignment by the Assignor to the Assignee of the Assigned Interests as set forth above, the Assignee agrees to pay the Assignor on or prior to the Effective Date the aggregate amount specified on, or calculated as provided on, Schedule I (the "Aggregate Assignment Payment").

      5. This Assignment and Acceptance shall become effective as provided in
Section 9.04(b) of the Amended Agreement.

      6. All amounts payable to the Assignor hereunder shall be paid in U.S.
Dollars by transfer of federal funds to the Assignor, ABA No. [     ], Account
No. [       ], Attention: [     ], Reference: OrthoLink Physicians Corporation.

      7. This Assignment and Acceptance is being delivered to the Agent together with (a) the Note[s] evidencing the Loan[s] included in the Assigned Interests,
(b) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.0(f) of the Amended Agreement, duly completed and executed by such Assignee, (c) if the Assignee is not already a Lender or Affiliate thereof under the Amended Agreement, an Administrative Questionnaire duly completed. by such Assignee and (d) a processing and recordation fee of $3,500.

      8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of North Carolina.

      9. This Assignment and Acceptance may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Assignment and Acceptance. Delivery of an executed counterpart of this Assignment and Acceptance by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Assignment and Acceptance. Any party delivering an executed counterpart of this Assignment and Acceptance by facsimile shall also deliver a manually executed counterpart of this Assignment and Acceptance, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be duly executed by their respective authorized officers as of the day and year first above written.

                                    [NAME OF ASSIGNOR]

                                    _________________, as Assignor

                                    By: ______________________________
                                        Name:
                                        Title:


                                    [NAME OF ASSIGNEE]

                                    _________________, as Assignee

                                    By: ______________________________
                                        Name:
                                        Title:

Accepted and agreed to as of the Effective Date (if required):

BANK OF AMERICA, N.A.,
as Agent and Issuing Bank

By: ______________________________
Name:
Title:

ORTHOLINK. PHYSICIANS CORPORATION,
as Borrower

By: ______________________________
Name:
Title:

                                         SCHEDULE 1 to ASSIGNMENT AND ACCEPTANCE

1.    Date of Assignment: ______________________

2.    Legal Name of Assignor: ______________________

3.    Legal Name of Assignee: ______________________

4.    Assignee's Address and file copy Number for Notices: _____________________

S.    Effective Date of Assignment and Acceptance: ______________________

6.    Assigned Interests:

      a.    Percentage of Commitment Assigned: _______%

      b.    Aggregate principal amount of Loans assigned: $_____________________

      c.    Aggregate principal amount of Letter of Credit Exposure assigned:
            $______________________

      d.    Accrued and unpaid interest on assigned (if any): $_________________

      e.    Accrued and unpaid Fees assigned (if any):

            i.    Commitment Fees: $______________________

            ii.   Letter of Credit Fees: $______________________

7.    Aggregate Assignment Payment: ______________________

$     (may specify method of calculation in lieu of an amount)

                                    EXHIBIT F

                                    [FORM OF]

                               OPINION OF COUNSEL

                                 [See Attached]

                         GREENEBAUM DOLL & MCDQNALD PLLC
                             700 TWO AMERICAN CENTER
                              3102 WEST END AVENUE
                         NASHVILLE, TENNESSEE 37203-1304
                                  615/760-7100

STEPHEN T. BRAUN
(615) 760-7120
FAX (615) 760-7300
E-MAIL stb@gdm.com

                                February 12, 2001

Bank of America, N.A.,
   as a Lender, Agent
   and Issuing Bank thereunder
Charlotte, NC and its successors and assigns

AmSouth Bank of Tennessee,
   as a Lender
Birmingham, AL and its successors and assigns

National City Bank of Kentucky,
   as a Lender
Louisville, KY and its successors and assigns

Ladies and Gentlemen:

      We have acted as counsel to United Surgical Partners International, Inc., a Delaware corporation ("USPI"), and OPC Financial Corporation, a Delaware corporation ("Holdings"), in connection with the negotiation, .preparation, execution and delivery of the Amended and Restated Credit Agreement dated as of February [ ], 2001 (the "Amended Agreement") among Holdings, OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent (the "Agent") and as Issuing Bank and the lenders named therein (collectively, the "Lenders"), and the Other Agreements (as defined below). This opinion is furnished to you pursuant to Section 4.01(d) of the Amended Agreement and at the request of USPI. Capitalized terms used in this opinion and not otherwise defined herein have the meanings assigned to them in the Amended Agreement.

      We have examined: (i) executed copies of the Amended Agreement, (ii) the Pledge Agreement, the Holdings Guarantee Agreement, the USPI Pledge Agreement and the USPI Agreement (collectively, the "Other Agreements") and (iii) originals or copies, certified or otherwise identified to our satisfaction, of financing statements and such other documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for purposes of this opinion.

      In our examination, we have assumed the genuineness of all signatures (other than and Holdings), the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, photostatic or facsimile copies and the authenticity of the originals of such copies. As to any facts material to this opinion which were not independently established or verified, we have relied upon oral or written statements of officers and other representatives of USPI, Holdings and others, including public officials.

      We also have made, with your consent, the following additional assumptions:

            (a) Each of the Amended Agreement and the Other Agreements executed by a party (other than USPI and Holdings) has been duly authorized, executed and delivered by such other party and is a legal, valid and binding obligation of such other party, enforceable against such other party in accordance with its terms.

            (b) Each of the parties to the Amended Agreement and the Other Agreements (other than USPI and Holdings) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full power and authority to execute and deliver the Amended Agreement and the Other Agreements to which it is a party and to perform the transactions contemplated thereby.

            (c) The Financing Statements with respect to the Collateral have been duly filed and indexed under the name of the Borrower, Holdings and the Subsidiaries, as applicable, each as debtor, in the records of the Tennessee Secretary of State.

            (d) That all of the representations and warranties made by the Credit Parties in the Amended Agreement and the Other Agreements are true and correct as to the factual matters therein.

      We have also examined originals or copies of the Certificate of Incorporation and Bylaws of USPI and Holdings, resolutions of USPI and Holdings and certificates of public officials concerning the legal existence and good standing of each such party.

      We have relied, with your permission, upon the Certificate of Incorporation and Bylaws of USPI and Holdings, upon certificates of public officials, upon the representations and warranties contained in the Amended Agreement and the Other Agreements to the extent the same relate to matters of fact relevant to the opinions expressed herein and upon certificates of certain officers of USPI and Holdings with respect to the factual matters contained therein.

      Based on the foregoing, we are of the opinion that:

1. Each of USPI and Holdings (a) is validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power to own its property and assets and to carry on its business as now conducted, and (c) has the requisite corporate power to execute, deliver and perform its obligations under the Amended Agreement and the Other Agreements to which it is a party.

2. The execution, delivery and performance by USPI and Holdings of the Amended Agreement and the Other Agreements to which it is a party: (a) have been duly authorized by all requisite corporate or, if required, stockholder action and
(b) will not (i) violate (A) any provision of law, statute, rule or regulation,
(B) any provision of the certificate of incorporation or bylaws of USPI or Holdings, (C) to our knowledge, any judgment, order or decree of any Governmental Authority applicable to USPI or Holdings, or (D) any provision of any Material Agreement (as defined below), (ii) constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any Material Agreement, or
(iii) except for the Liens of the Collateral Documents, result in the creation or imposition of any Lien upon or with respect to any property or assets owned by USPI or Holdings. The term Material Agreements as used above includes only those agreements listed on Schedule A hereof.

3. The Amended Agreement and each of the Other Agreements to which it is a party have been duly executed and delivered by USPI and Holdings and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as such enforceability may be limited by:

            (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors. This limitation includes the effect of the Federal Bankruptcy Code in its entirety, including, without limitation, matters of contract rejection, fraudulent conveyance and obligation, turn-over, preference, equitable subordination, automatic stay, discharge, conversion of a non-recourse obligation into a recourse obligation, and substantive consolidation. It also includes state laws regarding fraudulent transfers, obligations, and conveyances and state receivership laws;

            (b) the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes the following concepts: (i) principles governing the availability of specific performance, injunctive relief or other traditional equitable remedies; (ii) principles affording traditional equitable defenses (e.g., waiver, laches and estoppel); (iii) good faith and fair dealing; (iv) reasonableness; (v) materiality of the breach; (vi) impracticability or impossibility of performance; (vii) the effect of obstruction or failure to perform or otherwise act in accordance with an agreement by any person other than the company; and (viii) unconscionability;

            (c) the unenforcability of any provisions that purport to excuse a party for liability for its own acts;

            (d) the unenforcability of any provisions that purport to make void any act done in contravention thereof;

            (e) the unenforcability of any provisions that purport to authorize a party to act in its sole discretion;

            (f) the unenforcability of any provisions that require waivers or amendments to be made only in writing;

            (g) the unenforcability of any provisions that purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws;

            (h) the unenforcability of any provisions that impose liquidated damages, penalties or forfeiture;

            (i) the unenforcability of any provisions concerning choice of forum or content to the jurisdiction of courts, venue of actions or means of service of process;

            (j) the unenforcability of any provisions purporting to waive the right of jury trial;

            (k) the unenforcability of any provisions purporting to reconstitute the terms thereof as necessary to avoid a claim or defense of usury;

            (l) the unenforcability of any provisions purporting to require a party thereto to pay or reimburse attorneys' fees incurred by another party, or to indemnify another party therefor, which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys' fees;

            (m) the unenforcability of any provisions providing for arbitration;

            (n) the unenforcability of any provisions relating to evidentiary standards or other standards by which the agreement is to be construed;

            (o) the unenforcability of provisions which are against public policy; and

            (p) the unenforceability of any assignment or reassignment of, or security interest in, any Medicare or Medicaid account receivable.

4. No action, consent or approval of, registration or filing with or any other action by (a) any Governmental Authority, or (b) any creditor or stockholder of USPI or Holdings, is required in connection with the Amended Agreement or the performance by USPI or Holdings of the Amended Agreement or the Other Agreement, to which it is a party, in each case except (i) such as have been made or obtained and are in full force and effect, and (ii) such consents, the lack of which would not result, singly or in the aggregate, in a Material Adverse Effect.

5. The Pledge Agreement and the USPI Pledge Agreement create in favor of the Agent, for the benefit of the Secured Parties, a security interest in the Pledged Securities to the extent that the Pledged Securities consist of Capital Stock of Holdings or the Borrower, except that the Pledge Agreement and the USPI Pledge Agreement will create such security interests in property in which Holdings and USPI each has no present rights only when Holdings and UPI acquire rights therein. The security interest granted therein by Holdings and USPI will be a perfected security interest in all certificated shares evidencing the Pledged Securities upon the Agent or its duly constituted agent or bailee (assuming the bailee has notice of the security interest) taking and maintaining continuous possession of the certificates representing the Pledged Securities identified on Schedule 2 to the Pledge Agreement and the USPI Pledge Agreement.

6. The execution, delivery and performance by the Borrower and each Subsidiary of the Loan Documents to which it is a party will not (a) violate any provision of any Material Agreement, (b) constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any Material Agreement, or (c) except for the liens of the Collateral Documents, result in the creation or imposition of any lien created under a Material Agreement upon or with respect to any property or assets owned by the Borrower or any Subsidiary.

7. The USPI Pledge Agreement secures the payment and performance in full of the Secured Obligations (as defined in the USPI Pledge Agreement) of the Pledgor under such agreement now or hereafter existing without regard to any increase or decrease in the principal or other amount of the Secured Obligations secured by the USPI Pledge Agreement at any time or from time to time.

8. Upon filing of the Financing Statements with the Tennessee Secretary of State, the security interests of the Agent, for the benefit of the Lenders, in all right, title and interest of the Borrower, Holdings and the Subsidiaries in the Article 9 Collateral will be perfected under the Tennessee UCC to the extent that the perfection of a security interest under Article 9 of the Tennessee UCC is achieved by the filing of a financing statement.

      As to factual matters forming a basis of our opinions, whenever an opinion with respect to existence or absence of a fact or an opinion which is based in whole or in part on the existence or absence of the fact is qualified by the phrase "to our knowledge,," or words to that effect, it is intended to indicate that we have no actual knowledge that any such fact is inaccurate, and further that any such statement is limited to the current actual knowledge of the attorneys listed on Schedule B hereto, the primary lawyer group involved in our representation of USPI and Holdings in connection with the matters described herein. No inference as to our knowledge shall be drawn from the fact of our representation of USPI or Holdings in connection with this or any other matter.

      For purposes of the opinions expressed in paragraph 1 hereof with respect to the good standing and existence of USPI and Holdings in their respective states of incorporation, we have relied solely upon a certificate from such states of incorporation, as applicable, copies of which have been delivered to you.

      In rendering the opinions set forth in paragraphs 5 and 8 above, we have assumed that: (i) value has been given under the Loan Documents; (ii) the Collateral (including the Pledged Securities under the Pledge Agreement and the USPI Pledge Agreement) exists and the Borrower, Holdings, the Subsidiaries and USPI have rights or title to each item thereof (as the case may be); (iii) the Collateral (including the Pledged Securities under the Pledge Agreement and the USPI Pledge Agreement) constitutes property of a type (A) in which a security interest may be granted and perfected under the provisions of Article 8 or
Article 9 of the Tennessee UCC, as applicable, (B) as to which the federal laws of the United States have not preempted the Tennessee UCC with respect to the validity, enforceability, perfection or priority of the security interests therein, (C) which are mobile in nature and, if installed on any property, do not constitute fixtures, (D) which do not consist of consumer goods, farm products, crops, timber, minerals, or the like (including oil and gas), or accounts resulting from the sale thereof, receivables due from any government or agency or department thereof, beneficial interests in a trust or a decedent's estate, letters of credit, inventory which is subject to any negotiable documents of title, such as a negotiable bill of lading or warehouse receipt held by anyone other than the Agent or on the Agent's behalf, or items which are subject to a requirement of any jurisdiction, including the State of Tennessee, which provides for a registration or certificate of title or a filing other than under the Tennessee UCC; (iv) the Financing Statements give the correct address of the Agent therein from which information concerning the security interest to be perfected thereby may be obtained and the Financing Statements set forth the correct taxpayer identification number of the Borrower, Holdings and the Subsidiaries, as applicable; (v) the name and address set forth for the Borrower, Holdings and the Subsidiaries on the applicable Financing Statement is correct; (vi) the Financing Statements have been duly authorized, executed and delivered by the Borrower, Holdings and the Subsidiaries, as applicable; (vii) the Financing Statements contain a statement sufficiently describing the Collateral; and (viii) if applicable, the Agent has duly complied with the provisions of T.C.A. ss.67-4-409 regarding indebtedness tax.

      In rendering the opinions set forth in paragraph 7, please note that we express no opinion as to the value, title, sufficiency or adequacy of the Pledged Securities.

      We are licensed to practice law in the State of Tennessee. The opinions expressed herein are specifically limited to the laws of the State of Tennessee, the federal laws of the United States of America and the Delaware General Corporation Law. We wish to advise you, however, that our knowledge with respect to the Delaware General Corporation Law is derived solely from a reading of that statute without consideration of any judicial or administrative interpretations thereof and that we are not members of the Delaware bar. For purposes of expressing the opinions contained in paragraph 3 above, we note that the Amended Agreement and the Other Agreements are expressly governed by the laws of the State of North Carolina. We are not licensed to practice in the State of North Carolina; accordingly, we have assumed, with your consent and without investigation, that the laws of the State of North Carolina are the same as the laws of the State of Tennessee on matters pertaining to the Amended Agreement and the Other Agreements.

      Moreover, the following matters, including their effects and the effects of noncompliance, are not covered by implication or otherwise in any opinion expressed herein; (a) local law, (b) antitrust and unfair competition law, (c) securities law, (d) fiduciary obligations,

(e) pension and employee benefit law (e.g., ERISA), (f} fraudulent transfer law, (g) environmental law, (h) land use and subdivision law, (i) Hart-Scott-Rodino,
(j) ExonFlorio and other laws related to filing requirements, other than charter-related filing requirements, such as requirements for filing articles of merger, (k) law concerning priority of a security interest in any asset, (1) bulk transfer law, (m) tax law, (n) patent, copyright, trademark and other intellectual property law, (o) racketeering law (e.g. RICO), (p) criminal statutes of general application (e.g. mail fraud and wire fraud), (q) occupational health and safety law (e.g. OSHA), (r) labor law (s) law concerning national or local emergency and (t) law relating to healthcare, including, without limitation, the practice or provision of healthcare services and the billing and payment for such services:

      This opinion is limited to the matters stated herein and no opinion may be implied or inferred beyond those opinions expressly stated. Opinions rendered herein are as of the date hereof, and we make no undertaking and expressly disclaim any duty to supplement such opinions if, after the date hereof, facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

      This opinion is rendered solely for your benefit and for the benefit of any successors and assigns in connection with the transactions described above. This opinion may not be used or relied upon by any other person, and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent except to your bank examiners, auditors and professional advisers, or as required by law or pursuant to legal process.

                                    Very truly yours,

                                    By: ___________________

                                   Schedule A
                  To Opinion of Greenebaum Doll & McDonald PLLC

                               Material Agreements

1. Credit Agreement dated as of June 29, 1999, among the Lenders party thereto and Chase Bank of Texas, National Association, as Administrative Agent and United Surgical Partners International, Inc.

2. Credit Agreement dated April 6, 2000, between Global Healthcare Partners Limited and The Governor and Company of the Bank of Scotland, as the Bank.

3. Senior Term Facility Agreement dated March 3, 2000, among United Surgical Partners Europe S.L. and Certain Material Subsidiaries and Societe Generale as Agent and the Banks party thereto.

4. First Amendment to Credit Agreement dated as of February 12, 2001 among United Surgical Partners International, Inc., the Lenders party thereto, and The Chase Manhattan Bank.

                                   Schedule B
                 To Opinion of Greenebaurn Doll & McDonald PLLC

                              Primary Lawyer Group

                                Stephen T. Braun
                                Susan B. Steelman

                                                                       EXHIBIT G

                                    [FORM OF]

                             COMPLIANCE CERTIFICATE

      This compliance certificate is delivered pursuant to Section 5.04(e) of the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), OPC Holdings Corporation, a Delaware corporation, the financial institutions party thereto as lenders and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent and Issuing Bank, and concurrently with the delivery of the financial statements under Section 5.04 (a), (b) or (c) of the Amended Agreement. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement. All calculations herein are to be made for the Borrower and its Consolidated Subsidiaries. In the event of any conflict or inconsistency between the terms hereof and the terms of the Amended Agreement, the terms of the Amended Agreement shall be controlling. Section references herein are to sections of the Amended Agreement.

I. FINANCIAL COVENANTS (Sections 5.04(e)(i)/6.13):

      A. Minimum Consolidated Fixed Charge Coverage Ratio for the Reference Period with respect to the last day of any fiscal quarter (Section
            6.13(a)):

            1.    Net income or loss for the Reference
                  Period, determined on a consolidated basis
                  in accordance with GAAP ("Consolidated Net
                  Income")                                       $______________

            2.    To the extent deducted in calculating
                  Consolidated Net Income for the Reference
                  Period, the gross amount of interest
                  expense, both expensed and capitalized,
                  determined on a consolidated basis in
                  accordance with GAAP for the Reference
                  Period                                         $______________

            3.    To the extent deducted in calculating
                  Consolidated Net Income for the Reference
                  Period, all amounts paid (net of any
                  amounts received) pursuant to any Interest
                  Rate Protection Agreements for the
                  Reference Period                               $______________

            4.    Consolidated Interest Expense for the
                  Reference Period (sum of lines 2 and 3)        $______________

            5.    To the extent deducted in calculating
                  Consolidated Net Income for the Reference
                  Period, the amount of expense for Federal,
                  state, local and other income taxes for
                  the Reference Period, determined on a
                  consolidated basis in accordance with GAAP     $______________

            6.    Deferred income tax expense for the
                  Reference Period                               $______________

            7.    Cash Tax Expense for the Reference Period
                  (line 5 minus line 6)                          $______________

            8.    Depreciation, depletion and amortization
                  of intangibles for the Reference Period        $______________

            9.    One-time charges related to transaction
                  costs in connection with the Acquisition
                  taken prior to December 31, 2000, provided
                  that add-backs for such charges do not
                  exceed $1,400,000                              $______________

            10.   Accounts receivable write-offs or reserves
                  taken between October 1, 2000 and December
                  31, 2000, provided that add-backs for such
                  write-offs or reserves do not exceed
                  $3,500,000                                     $______________

            11. Non-Cash Charges and Transaction Expenses for the Reference Period (line 9 plus line
                  10)                                            $______________

            12.   Consolidated EBITDA for the Reference
                  Period (the sum of lines 1, 4, 7, 8 and 11
                  minus line 14)                                 $______________

            13.   The gross amount of cash rental expense
                  for the Reference Period, determined on a
                  consolidated basis in accordance with GAAP
                  (excluding Capital Lease Obligations)          $______________

            14.   To the extent added in the calculation of
                  Consolidated Net Income for the Reference
                  Period, any interest income during the
                  Reference Period as determined on a
                  consolidated basis in accordance with GAAP     $______________

            15.   Consolidated EBITDAR for the Reference
                  Period (the sum of lines 1, 4, 7, 8, 11
                  and 13 minus line 14)                          $______________

            16.   Amount of all expenditures (whether paid
                  in cash or other consideration or accrued
                  as a liability) which would in accordance
                  with GAAP, be included on a consolidated
                  statement of cash flows for the Reference
                  Period as additions to property, plant and
                  equipment, Capital Lease Obligations or
                  similar items, excluding any such
                  expenditures made with insurance proceeds
                  or condemnation awards, incurred for
                  purposes of maintaining, repairing or
                  replacing obsolete, damaged or worn-out
                  tangible assets in the ordinary course of
                  business and in a commercially reasonable
                  manner, or, if such expenditures are not
                  in a detailed schedule delivered pursuant
                  to Section 5.04(e) of the Amended
                  Agreement, the amount of depreciation
                  reported in the Required Financial
                  Statements ("Maintenance Capital
                  Expenditures")                                 $______________

            17.   Amount of cash payment, distribution or
                  dividend made or paid on the Capital Stock
                  of the Borrower for the Reference Period
                  ("Cash. Dividend Expenses")                    $______________

            18.   Consolidated Fixed Charge Coverage Ratio
                  for the Reference Period (the ratio of
                  Consolidated EBITDAR                           $______________
                  minus Maintenance Capital Expenditures for the Reference Period to the sum of Consolidated Interest Expense for the
                  Reference Period, Cash Rental Expense for the Reference Period and Cash Dividend
                  Expenses for the Reference Period):

                    Actual (line 15 minus line
                    16 divided by the sum of
                    lines 4, 13 and 17)                          _____ to 1.00
                    Minimum permitted
                    Consolidated Fixed Charge
                    Coverage Ratio for the
                    Reference Period                             1.50 to 1.00

      B.    Maximum Consolidated Leverage Ratio for the
            Reference Period with respect to the last day of any fiscal quarter (Section 6.13(b)):

            1.    Aggregate amount of all Loans outstanding
                  as of the last day of the Reference Period     $______________

            2.    Aggregate amount of all Letters of Credit
                  outstanding as of the last day of the
                  Reference Period                               $______________

            3.    Aggregate amount of ail Capital Lease
                  Obligations as of the last day of the
                  Reference Period                               $______________

            4.    Aggregate amount of all other Indebtedness
                  (other than Interest Rate Protection
                  Agreements permitted by Section 6.01(d))
                  determined in accordance with GAAP, which,
                  by its terms or by the terms of any
                  instrument or agreement relating thereto,
                  matures more than one year from the date
                  of the initial creation thereof (including
                  any current installment thereof due within
                  one year of the date of determination) and
                  any Indebtedness which does not otherwise
                  come within the foregoing but which is
                  directly or indirectly renewable or
                  extendible at the option of the debtor to
                  a date one year or more (including an
                  option of the debtor under a revolving
                  credit or similar agreement obligating the
                  lender or lenders to extend credit over a
                  period of one year or more) from the date
                  of the initial creation thereof as of the
                  last day of the Reference Period               $______________

            5.    Total Debt as of the last day of the
                  Reference Period (sum of lines 1 through 4)    $______________

            6.    Consolidated EBITDA for the Reference
                  Period (line I.A.12)                           $______________

            7.    Consolidated Leverage Ratio for the
                  Reference Period (the ratio of Total Debt
                  for the Reference Period to Consolidated
                  EBITDA for the Reference Period):              $______________

                    Actual (line 5 divided by line 6)            ____ to 1.00

                    Maximum permitted
                    Consolidated Leverage Ratio
                    for the Reference Period                     3.75 to 1.00

      C. Minimum Consolidated Net Worth as of the last day of the most recent fiscal quarter ending on a date falling in the Reference Period (Section
            6.13(c)):

            1.    Amounts which would, in accordance with
                  GAAP, be included on a consolidated
                  balance sheet as (a) the par or stated
                  value of all outstanding Capital Stock of
                  the Borrower, (b) paid in capital or
                  capital surplus relating to such Capital
                  Stock and (c) any retained earnings or
                  earned surplus as of the last day of such
                  fiscal quarter                                 $______________

            2.    Any accumulated deficit as of the last day
                  of such fiscal quarter                         $______________

            3.    Amounts attributable to Disqualified Stock
                  as of the last day of such fiscal quarter      $______________

            4.    Actual Consolidated Net Worth as of the
                  last day of such fiscal quarter (line 1
                  minus the sum of lines 2 and 3)                $______________

            5.    Minimum Compliance Level                       $______________

                  a.    as of [Effective Date]                   _______________

                  b.    Net income (or loss) for the fiscal
                        quarter (Consolidated Net Income for
                        the fiscal quarter)                      $______________

                  c.    Consolidated Net Income, if positive
                        (line 5.b.), times 90%                   $______________

                  d.    With respect to any Prepayment
                        Event, the gross cash proceeds
                        (including insurance proceeds and
                        condemnation awards in the case of
                        any casualty) actually paid to or
                        actually received from or in respect
                        of such event (including cash
                        received as proceeds from any
                        noncash consideration received in
                        respect of any such event) during
                        such fiscal quarter                      $______________

                  e.    Any expenses reasonably incurred in
                        respect of any Prepayment Event up
                        to an aggregate amount of 10% of the
                        gross proceeds thereof, including,
                        in the case of a sale or issuance of
                        Capital Stock, underwriters' fees,
                        discounts or commissions and related
                        transaction fees and expenses in an
                        aggregate amount of no more than 10%
                        of the gross cash proceeds of any
                        such sale or issuance of Capital
                        Stock                                    $______________

                  f.    In the case a disposition of assets
                        or properties during the fiscal
                        quarter, any amounts required to be
                        applied to repay Indebtedness (other
                        than Loans) associated with the
                        assets or properties subject to such
                        Prepayment Event                         $______________

                  g.    In the case a disposition of assets
                        or properties during the fiscal
                        quarter, taxes paid or payable (as
                        determined reasonably and in good
                        faith by a Financial Officer) in
                        respect of such Prepayment Event         $______________

                  h.    Net Cash Proceeds from any
                        Prepayment Event for the fiscal
                        quarter (line 5.d minus the sum of
                        lines 5.e through 5.g)                   $______________

                  i.    Amount of increase in Minimum
                        Compliance Level (line 5.c plus line
                        5.h)(1)                                  $______________

      D. Minimum Consolidated EBITDA for the calendar month last ended. (Section 6.13(d)(i):

            1.    Net income or loss for the calendar month
                  last ended, determined on a consolidated
                  basis in accordance with GAAP
                  ("Consolidated Net Income")                    $______________

            2.    To the extent deducted in calculating
                  Consolidated Net Income for the calendar
                  month, the gross amount of interest
                  expense, both expensed and capitalized,
                  determined on a consolidated basis in
                  accordance with GAAP for the calendar
                  month last ended                               $______________

            3.    To the extent deducted in calculating
                  Consolidated Net Income for the calendar
                  month, all amounts paid (net of any
                  amounts received) pursuant to any Interest
                  Rate Protection Agreements for the
                  calendar month last ended                      $______________

            4.    Consolidated Interest Expense for the
                  calendar month last ended (sum of lines 2
                  and 3)                                         $______________

            5.    The extent deducted in calculating
                  Consolidated Net Income for the calendar
                  month, the amount of expense for Federal,
                  state, local and other income taxes for
                  the calendar month last ended, determined
                  on a consolidated basis in accordance with
                  GAAP                                           $______________

            6.    Deferred income tax expense for the
                  calendar month last ended                      $______________

            7.    Cash Tax Expense for the calendar month
                  last ended (line 5 minus line 6)               $______________

            8.    Depreciation, depletion and amortization
                  of intangibles for the calendar month last
                  ended                                          $______________

            9.    To the extent added in the calculation of
                  Consolidated Net Income for the calendar
                  month last ended, any interest income
                  during the calendar month last ended as
                  determined on a consolidated basis in
                  accordance with GAAP                           $______________

            10.   Consolidated EBITDA for the calendar month
                  last ended: $ Actual (the sum of lines 1,
                  4, 7, and 8 minus line 9)                      $______________

--------
(1) The Minimum Compliance Level shall be increased as of the last day of each fiscal quarter ending after the Effective Date by the amount in line I.C.4.i

                  Minimum permitted Consolidated EBITDA for the month last ended during the applicable period below:

                  Month Ended                     Amount
                  -----------                     ------
                  January, February or March      $800,000
                  April, May or June              $900,000
                  July, August or September       $975,000
                  October, November or December   $975,000       $______________

      E. Minimum Consolidated EBITDA for the fiscal quarter last ended (Section 6.13(d)(ii)):

            1.    Net income or loss for the fiscal quarter
                  last ended, determined on a consolidated
                  basis in accordance with GAAP
                  ("Consolidated Net Income")                    $______________

            2.    To the extent deducted in calculating
                  Consolidated Net Income for the fiscal
                  quarter, the gross amount of interest
                  expense, both expensed and capitalized,
                  determined on a consolidated basis in
                  accordance with GAAP for the fiscal
                  quarter last ended                             $______________

            3.    To the extent deducted in calculating
                  Consolidated Net Income for the fiscal
                  quarter, all amounts paid (net of any
                  amounts received) pursuant to any Interest
                  Rate Protection Agreements for the fiscal
                  quarter last ended                             $______________

            4.    Consolidated Interest Expense for the
                  fiscal quarter last ended (sum of lines 2
                  and 3)                                         $______________

            5.    To the extent deducted in calculating
                  Consolidated Net Income for the fiscal
                  quarter, the amount of expense for
                  Federal, state, local and other income
                  taxes for the fiscal quarter last ended,
                  determined on a consolidated basis in
                  accordance with GAAP                           $______________

            6.    Deferred income tax expense for the fiscal
                  quarter last ended                             $______________

            7.    Cash Tax Expense for the fiscal quarter
                  last ended (line 5 minus line 6)               $______________

            8.    Depreciation, depletion and amortization
                  of intangibles for the fiscal quarter last
                  ended                                          $______________

            9.    To the extent added in the calculation of
                  Consolidated Net Income for the fiscal
                  quarter last ended, any interest income
                  during the fiscal quarter last ended as
                  determined on a consolidated basis in
                  accordance with GAAP                           $______________

            10.   Consolidated EBITDA for the fiscal quarter
                  last ended:                                    $______________

                  Actual (the sum of lines 1, 4, 7, and 8
                  minus line 9)

                  Minimum permitted Consolidated EBITDA for the fiscal quarter last ended during the applicable period below:

                 Fiscal Quarters Ended         Amount
                 ---------------------         ------
                 March 31, 2001                $2,600,000
                 June 30, 2001                 $2,750,000
                 September 30, 2001            $3,000,000        $______________

      F. Ratio of Total Debt to Total Capitalization as of the last day of the fiscal quarter ending within the specified dates (Section 6.13(e)):

            1.    Aggregate amount of all Loans outstanding
                  as of the last day of the fiscal quarter       $______________

            2.    Aggregate amount of Letter of Credit
                  Exposure outstanding as of the last day of
                  the fiscal quarter                             $______________

            3.    Aggregate amount of all Capital Lease
                  Obligations as of the last day of the
                  fiscal quarter                                 $______________

            4.    Aggregate amount of all other Indebtedness
                  (other than Interest Rate Protection,
                  Agreements permitted by Section 6.01(d) of
                  the Amended Agreement) determined in
                  accordance with GAAP which, by its terms
                  or by the terms of any instrument or
                  agreement relating thereto, matures more
                  than one year from the date of the initial
                  creation thereof (including any current
                  installment thereof due within one year of
                  the date of determination) and any
                  Indebtedness which does not otherwise come
                  within the foregoing but which is directly
                  or indirectly renewable or extendible at
                  the option of the debtor to a date one
                  year or more (including an option of the
                  debtor under a revolving credit or similar
                  agreement obligating the lender or lenders
                  to extend credit over a period or one year
                  or more) from the date of the initial
                  creation thereof as of the last day of the
                  fiscal quarter                                 $______________

            5.    Total Debt as of the last day of the
                  fiscal quarter (sum of lines 1 through 4)      $______________

            6.    Amounts which would, in accordance with
                  GAAP, be included on a consolidated
                  balance sheet as (a) the par or stated
                  value of all outstanding Capital Stock of
                  the Borrower, (b) paid in capital or
                  capital surplus relating to such Capital
                  Stock and (c) any retained earnings or
                  earned surplus as of the last day of the
                  fiscal quarter                                 $______________

            7.    Any accumulated deficit as of the last day
                  of such fiscal quarter                         $______________

            8.    Amounts attributable to Disqualified Stock
                  as of the last day of such fiscal quarter      $______________

            9.    Actual Consolidated Net Worth as of the
                  last day of such fiscal quarter (line 6
                  minus the sum of lines 7 and 8)                $______________

            10.   Total Capitalization as of the last day of
                  the fiscal quarter (line 5 plus line 9)        $______________

            11. Total Debt to Total Capitalization Ratio as of the last day of the fiscal quarter $

                  Actual (line divided by line 10)               ___ to 1.00

                  Maximum permitted Total Debt to Total
                  Capitalization Ratio for the fiscal
                  quarter ending during the applicable
                  period below:                                  .55 to 1.00

      G. Guarantee Ratio with respect to the last day of the fiscal quarter last ended (Section 6.13(f)):

            1.    Aggregate amount of (i) Guarantees of
                  Indebtedness for borrowed money listed on
                  Schedule 6.01 to the Amended Agreement and
                  (ii) Guarantees of Indebtedness for
                  borrowed money incurred by (y) one or more
                  Wholly Owned Subsidiaries of the Borrower
                  that own Orthopedic Assets or (z) joint
                  ventures that own Orthopedic Assets and in
                  which the Borrower has less than a
                  100(degree)l0 ownership interest;
                  provided, that (I) the aggregate amount of
                  such guarantees in clause (ii) issued and
                  outstanding at any time shall not exceed
                  the lesser of (A) $3,500,000 or (B) an
                  amount which, at the time of incurrence,
                  would cause the Guarantee Ratio to equal
                  or exceed 1.00 to 1.00 as of the fiscal
                  quarter most recently ended and (II) to
                  the extent the Borrower holds less than a
                  100(degree)!o interest in a joint venture
                  owning Orthopedic Assets, guarantees of
                  Indebtedness with respect to such joint
                  venture shall be limited such that the
                  amount of Indebtedness guaranteed by the
                  Borrower does not exceed an amount equal
                  to the total Indebtedness incurred by such
                  joint venture multiplied by the sum of (y)
                  the Borrower's pro rata interest in such
                  joint venture, and (z) the pro rata
                  interest in such joint venture held by
                  Providers.                                     $______________

            2.    Aggregate amount of Indebtedness from the
                  line G. I above outstanding as of the last
                  day of the Reference Period                    $______________

            3.    Consolidated EBITDA for the Reference
                  Period (line I.A.12)                           $______________

            4.    Guarantee Ratio for the Reference Period       $______________

                  Actual (line 2 divided by line 3)              ___ to 1.00

                  Maximum permitted Guarantee Ratio for the
                  Reference Period:                              1.00 to 1.00

II.   MAINTENANCE CAPITAL EXPENDITURES (Sections 5.04(e)(i)(6.14):

      1.    Amount of all expenditures (whether paid in cash
            or other consideration or accrued as a
            liability) which would in accordance with GAAP,
            be included on a consolidated statement of cash
            flows for the current Fiscal Year as additions
            to property, plant and equipment, Capital Lease
            Obligations or similar items, excluding any such
            expenditures made with insurance proceeds or
            condemnation awards, incurred for purposes of
            maintaining, repairing or replacing obsolete,
            damaged or worn-out tangible assets in the
            ordinary course of business and in a
            commercially reasonable manner ("Maintenance
            Capital Expenditures")(2)                            $______________

            Actual                                               $______________

            Maximum permitted                                    $2,000,000

III. CHANGES IN ACCOUNTING PRINCIPLES (Section 5.04(e)(ii)):

      Since the date of the most recent Required Financial' Statements previously delivered (other than any such statements delivered contemporaneously herewith), there has been no material change in the generally accepted accounting principles applied in the preparation of the Borrower's financial statements, except for those, if any, described below:

IV. COMPARISON OF ACTUAL RESULTS DURING REFERENCE PERIOD TO BUDGET (Section .04(e)(iii)):

      [Attach comparison, along with management's discussion and analysis of variances (including variances between actual results for such Reference Period and actual results for the same Reference Period in the previous Fiscal Year).]

----------
(2) If a detailed schedule of all such capital expenditures shall not be included in the certificate delivered pursuant to Section 5.04(e), such capital expenditures for such period shall equal the amount of depreciation reported in the Borrower's Required Financial Statements in accordance with GAAP.

      IN WITNESS WHEREOF, on behalf of OrthoLink Physicians Corporation, I have hereunto set my hand this____ day of ___________, _____.

                                          ORTHOLINK PHYSICIANS CORPORATION


                                               By: _____________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT H

                                    [FORM OF]

                             PERFECTION CERTIFICATE

      The undersigned, the [title of signatory] of [A COMPANY NAME], [A COMPANY DESCRIPTION] (the "Company"), hereby certifies to the Agent and each Secured Party in connection with (a) the Amended and Restated Credit Agreement dated as of February 12, 2001 (the "Amended Agreement"), among OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), OPC Financial Corporation, a Delaware corporation, the financial institutions party thereto as lenders (the "Lenders") and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent (the "Agent") and as Issuing Bank and (b) the Amended and Restated Pledge and Security Agreement dated February 12, 2001 ("the Pledge Agreement") among the Borrower, Holdings, the other Pledgors named therein and the Agent (such terms and all other terms used but not defined herein having the meanings given them in the Amended Agreement and the Pledge Agreement), as follows:

      SECTION 1. Names. (a) The exact corporate or partnership name of the Company, a Pledgor under the Pledge Agreement, as such name appears in its respective certificate of incorporation or certificate of limited partnership, is as follows:

      (b) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties:

      SECTION 2. Current Locations. (a) The chief executive offices and principal places of business of the Company and any of its divisions or other business units are located at the following addresses:

    Pledgor              Mailing Address              County        State
    -------              ---------------              ------        -----

      (b) Attached hereto as Schedule 2(b) is a schedule describing the name and location each physicians' group with which the Company has entered into a Service Agreement, as well as each financing statement filed by the Company, as secured party, against any such physicians' group.

      SECTION 3. Search Reports. Attached hereto as Schedule 3 is a summary of all of search reports from the Uniform Commercial Code filing offices where filings would be required by law to be filed in order to create a perfected security interest in any of the personal property of the Company subject to the Pledge Agreement and of each financing statement or other filing identified in such search reports.

      SECTION 4. UCC Filings. (a) A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 4(a) hereto has been delivered to the Secured Parties for filing in the Uniform Commercial Code filing office in each jurisdiction identified in Section 2(a) hereof. True, correct and complete acknowledgement copies of all such financing statements as filed in such filing offices will be delivered to the Agent.

      (b) A duly signed assignment, on Form UCC-3, of each financing statement identified in Section 2(b) hereof, in substantially the form of Schedule 4(b) hereto, has been delivered to the Secured Parties for filing in the Uniform Commercial Code filing office in each jurisdiction identified in Section 2(b) hereof: True, correct and complete acknowledgement copies of all such assignments as filed in such filing offices will be delivered to the Agent.

      SECTION 5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing office in which such filing will be made. Upon filing, the date and file number thereof will be noted on such Schedule.

      SECTION 6. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above have been or will be paid by the Company.

      IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered this ____ day of _______________, 20__.

                                      [A COMPANY]

                                      By:  _____________________________________
                                                Name: __________________________
                                                Title: _________________________

Attachments

Schedule 2(b)  -  Name/Location of Physicians' Groups
Schedule 3     -  Summary of UCC Search Reports
Schedule 4(a)  -  Form of UCC-1
Schedule 4(b)  -  Form of UCC-3
Schedule 5     -  Places of Filing

                                                                       EXHIBIT I

                                    [FORM OF]

                             SUPPLEMENTAL AGREEMENT

      SUPPLEMENTAL AGREEMENT dated as of [       ], among ORTHOLINK PHYSICIANS
CORPORATION, a Delaware corporation (the "Borrower"), OPC Financial Corporation, a Delaware corporation, the Subsidiary listed on the signature page hereto (the "New Subsidiary") and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent (in such capacity, the "Agent"), for the Lenders (as defined herein).

      Reference is made to (a) the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among the Borrower, OPC Financial Corporation, the financial institutions party thereto as lenders (the "Lenders"), and Bank of America, N.A., as Agent and as Issuing Bank, (b) the Amended and Restated Pledge and Security Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), among the Borrower, Holdings, the other Pledgors named therein and the Agent and (c) the Guarantee Agreement dated as of December 18, 1998 among the Guarantors named therein and the Agent (the "Guarantee Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement and the Pledge Agreement.

      The Amended Agreement requires each person that was not a Subsidiary on the date thereof but subsequently becomes, or comes into existence as, a Subsidiary to enter into the Pledge Agreement as an additional Pledgor and the Guarantee Agreement as a Guarantor.

      The Amended Agreement, the Pledge Agreement and the Guarantee Agreement specify that additional Subsidiaries may become Pledgors under the Pledge Agreement and may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplemental Agreement. The undersigned is a Subsidiary and is executing this Agreement in accordance with the requirements of the Amended Agreement in order to become a Pledgor under the Pledge Agreement and a Guarantor under the Guarantee Agreement, to induce the Lenders to make or maintain Loans and participate in Letters of Credit and to induce the Issuing Bank to issue Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. Pledge Agreement. In accordance with Section 6.05 of the Pledge Agreement, the New Subsidiary by its signature hereto shall become a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder,
(b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof and
(c) acknowledges receipt of a copy of and agrees to be bound by the terms of the Pledge Agreement. In furtherance of the foregoing, as security for the payment or performance, as the case may be, of the Secured

Obligations (as defined in the Pledge Agreement) of the New Subsidiary as a Pledgor, the New Subsidiary hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and hereby pledges all of such New Subsidiary's right, title and interest in, to and under the Collateral listed on Schedule 2 attached hereto and all other Collateral referred to in the Pledge Agreement. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Subsidiary, and each schedule attached to this Agreement shall be incorporated into and become part of and supplement the corresponding Schedules I through S to the Pledge Agreement.

      SECTION 2. Guarantee Agreement. In accordance with Section 13 of the Guarantee Agreement, the New Subsidiary by its signature hereto shall become a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof and (c) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of the Guarantee Agreement. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Subsidiary.

      SECTION 3. Enforceability. The New Subsidiary hereby represents and warrants that (a) this Agreement has been duly authorized, executed and delivered by the New Subsidiary and constitutes a legal, valid and binding obligation of the New Subsidiary enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally and (b) attached hereto is a duly completed Perfection Certificate relating to the New Subsidiary and its Collateral.

      SECTION 4. Effectiveness. This Supplemental Agreement shall become effective upon satisfaction of the following conditions:

            (a) the receipt by the Agent, in form and substance satisfactory to the Agent, of the following:

                  (i) duly executed counterparts of this Supplemental Agreement;

                  (ii) a copy of the New Subsidiary's certificate of
            incorporation or other constitutive documents, including all amendments thereto, certified as of a recent date by the Secretary of State of the jurisdiction of its organization, and a certificate as to its good standing, as of a recent date, from such Secretary of State;

                  (iii) a certificate of the Secretary, Assistant Secretary or other authorized representative of the New Subsidiary certifying (A) that attached thereto is a true and complete copy of its by-laws in effect on the date thereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the New Subsidiary (or, in the case of a partnership, the managing general partner thereof) authorizing the execution, delivery and performance of this Supplemental Agreement and the performance of the Pledge Agreement and the Guarantee Agreement to which it will be a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation or other constitutive documents of the New Subsidiary have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (ii) above and (D) as to the incumbency and specimen signature of each authorized representative executing any document delivered in connection herewith on behalf of such party;

                  (iv) a certificate of another authorized representative as to the incumbency and specimen signature of the person executing the certificate pursuant to clause (iii) above;

                  (v) upon the request of the Agent, certified copies of
            Requests for Information or Copies (form UCC-11), or equivalent reports from an independent search service satisfactory to the Agent, listing (A) any judgment naming the New Subsidiary as judgment debtor in any of the jurisdictions where a Uniform Commercial Code financing statement would be required by law to be filed in order to create a perfected security interest in or lien on any of the personal or real property of the New Subsidiary, (B) any tax lien that names the New Subsidiary as a delinquent taxpayer in any of the jurisdictions referred to in the preceding clause (A), and (C) any Uniform Commercial Code financing statement that names the New Subsidiary as debtor or seller filed in any of the jurisdictions referred to in the preceding clause (A);

                  (vi) appropriate duly executed termination statements (Form
            UCC-3) signed by all persons disclosed on current financing statements as secured parties in the jurisdictions referred to in clause (v) above in form for filing under the Uniform Commercial Code of such jurisdictions (except with respect to Liens permitted under Section 6.02 of the Amended Agreement);

                  (vii) certificates representing all outstanding Capital Stock of any subsidiary of the New Subsidiary accompanied by stock powers endorsed in blank, and an Intercompany Note, duly executed by the New Subsidiary, accompanied by an assignment executed in blank;

                  (viii) an acknowledgement copy, or other evidence satisfactory to the Agent, of the proper filing, registration or recordation of each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Secured Parties a valid, legal and perfected security interest in or Lien on the Collateral that is the subject of the Pledge Agreement in each jurisdiction in which the filing, registration or recordation thereof is so required or requested;

                  (ix) an opinion of counsel for the New Subsidiary, dated the date that this Supplemental Agreement shall become effective, as to all legal matters relating to the New Subsidiary as the Agent may reasonably request; and

                  (x) all documents the Agent may reasonably request relating to the existence of the New Subsidiary and its corporate or partnership authority to execute, deliver and perform the Pledge Agreement and the Guarantee Agreement, as applicable, and any other matters relevant hereto or thereto; and

            (b) No Default or Event of Default shall have occurred and be continuing at the time of the execution and delivery hereof or would occur immediately after giving effect thereto.

      SECTION 5. Effect on Loan Documents. Except as expressly supplemented hereby, the Pledge Agreement and the Guarantee Agreement shall remain in full force and effect.

      SECTION 6. GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      SECTION 7. Savings Clause. In the event any one or more of the provisions contained in this Supplemental Agreement should be held invalid, illegal or unenforceable in any respect with respect to the New Subsidiary, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8. Notices. All communications and notices hereunder shall be given to any party hereunder in writing and shall be given to such party at its address or telecopy number set forth, in the case of the Agent, in Section 9.41 of the Amended Agreement and, in the case of the New Subsidiary shall be given to it at the address or telecopy number set forth under its signature hereto.

      SECTION 9. Counterparts. This Supplemental Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

      SECTION 10. Expenses. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplemental Agreement, the reasonable fees and expenses of counsel for the Agent.

      IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplemental Agreement as of the day and year first above written.

                                            ORTHOLINK PHYSICIANS CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            [HOLDINGS]

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            [NAME OF NEW SUBSIDIARY]

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________
                                            Address:____________________________


                                            Telecopy:

                                            BANK OF AMERICA, N.A., as Agent

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                                       EXHIBIT J

                                    [FORM OF]

                         NOTICE OF BORROWING/CONVERSION

                                                                          [Date]

Bank of America, N.A., as Agent
101 North Tryon Street
Independence Center, 15th Floor
NC1-001-15-11
Charlotte, North Carolina 28255-0001
Attn:  James D. Young, Credit Services
Telecopy: (704) 409-0030

      Re: The Amended and Restated Credit Agreement, dated as of February 12, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Amended Agreement"), among OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), OPC Financial Corporation, a Delaware corporation, the financial institutions party thereto as lenders and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent and as Issuing Bank.

      This Notice of [Borrowing] [Conversion] is delivered to you pursuant to Section [2.04] [2.11] of the Amended Agreement, is irrevocable and constitutes the Borrower's request to [borrow] [convert] in the amounts and in the manner set forth below. The information relating to the proposed [Borrowing] [conversion] is as follows:

      1.    The Borrowing is to be a [Eurodollar/ABR] Borrowing.

      2. The date (which shall be a Business Day) of the proposed [Borrowing] [conversion] is ____________, 20__.

      3.    The amount of the proposed Borrowing is $__________.

      4. If the Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto is

      5. The principal amount of the Borrowing to be [converted/continued] is $____________.

      6. The Borrowing to be [converted/continued] is a [Eurodollar/ABR] Borrowing [having an Interest Period of _______________].

      7. The Borrowing is to be converted to a [Eurodollar/ABR] Borrowing [having an Interest Period of ____________].

      8. The date of the proposed [conversion/continuation] (which shall be a Business Day) is ___________, 20__.

      9. If a Eurodollar Borrowing is being continued, the additional Interest Period with respect thereto is ______________.

      Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended Agreement. In the event of any conflict or inconsistency between the terms hereof and the terms in the Amended Agreement, the terms in the Amended Agreement shall be controlling.

      The undersigned hereby certifies that, as of the date hereof, the information herein is true and complete.

                                            Very truly yours,

                                            ORTHOLINK PHYSICIANS CORPORATION
                                            a Delaware corporation


                                            By _________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT K

--------------------------------------------------------------------------------

                               GUARANTEE AGREEMENT

                          Dated as of February 12, 2001

                                     between

                      [WELSH, CARSON, ANDERSON & STOWE VII]

                        [WCAS HEALTHCARE PARTNERS, L.P.]

                                       and

                         BANK OF AMERICA, N.A., as Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION 1.  Guarantee..........................................................1

SECTION 2.  Guarantee Absolute ................................................2

SECTION 3.  Waivers............................................................3

SECTION 4.  Waiver of Subrogation .............................................6

SECTION 5.  Representations. Warranties and Covenants .........................7

SECTION 6.  Amendments, Etc ...................................................9

SECTION 7.  Notices. Etc ......................................................9

SECTION 8.  No Waiver; Remedies ..............................................10

SECTION 9.  Continuing Guarantee .............................................10

SECTION 10. Assignments ......................................................10

SECTION 11. Counterparts .....................................................10

SECTION 12. Savings Clause ...................................................11

SECTION 13. Subordination by Sponsor Guarantor ...............................11

SECTION 14. Survival of Agreement ............................................11

SECTION 15. Entire Agreement .................................................12

SECTION 16. Headings..........................................................12

SECTION 17. Governing Law.....................................................12

SECTION 18. Jurisdiction: Consent to Service of Process ......................12

      GUARANTEE AGREEMENT dated as of February 12, 2001, between [WELSH, CARSON, HERON & STOWE VII} [WCAS HEALTHCARE PARTNERS, L.P.), a Delaware limited partnership (the "Sponsor Guarantor") and BANK OF AMERICA; N.A., as Agent.

      Reference is made to the Amended and Restated Credit Agreement dated as of February 12, 2001 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OPC Financial Corporation, a Delaware corporation, OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), the Lenders named therein and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent (in such capacity, the "Agent") and Issuing Bank. Unless otherwise expressly noted herein, terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

      The Lenders have respectively agreed to extend credit to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to and upon the terms and subject to the conditions set forth in the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Sponsor Guarantor and [WCAS Healthcare Partners, L.P.] [Welsh, Carson, Anderson & Stowe VII], (the "Other Sponsor Guarantor") of a Sponsor Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Sponsor Guarantor is willing to execute and deliver this Sponsor Guarantee Agreement.

      Accordingly, the Sponsor Guarantor, intending to be legally bound, hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

      SECTION 1. Guarantee. The Sponsor Guarantor unconditionally guarantees as a primary obligor and not merely as a surety, the due and punctual payment by the Borrower and the other Credit Parties of (a) the principal of and premium or default interest, if any, and interest on (including interest accruing after the filing of a petition initiating any proceeding referred to in paragraph (g) or
(h) of Article VII of the Credit Agreement) the Loans, (b) all amounts drawn under the Letters of Credit, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (e) all other monetary obligations, including indemnities and fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing after the filing of a petition initiating any proceeding referred to in paragraph (g) or (h) of Article VII of the Credit Agreement) of the Other Credit Parties to the Lenders and the Agent under the Credit Agreement and the Other Loan Documents (the "Guaranteed Obligations"), provided that the Sponsor Guarantor's liability with respect to the Guaranteed Obligations shall be limited as provided in the immediately succeeding sentences of this Section 1. For WELSH, CARSON, ANDERSON & STOWE VII, L.P.:
Notwithstanding the foregoing, the Sponsor Guarantor's liability with respect to the. Guaranteed Obligations shall not exceed $9,750,000, or, if less, 97.5% of the Guaranteed Obligations. It is understood that the Other Sponsor Guarantor has executed and delivered to the Agent, for the benefit of the Lenders, a Guarantee Agreement (the "Other Guarantee") in form similar to this Agreement, except that the liability of the Other Sponsor Guarantor under the

      Other Guarantee is limited to a principal amount of $250,000. It is the intention of the parties that the Agent, for the benefit of the Lenders, shall have received, pursuant to this

Sponsor Guarantee Agreement and the Other Guarantee, several guarantees from each of the Sponsor Guarantor and the Other Sponsor Guarantor covering, in the aggregate, $10,000,000 principal amount of the Guaranteed Obligations to be repaid. By way of example, if on any given date (each, a "date of determination") during the term hereof, the total principal amount then outstanding of Guaranteed Obligations is equal to $20,000,000, there would be no reduction in the Sponsor Guarantor's obligations hereunder until the outstanding principal portion of the Guaranteed Obligations has been irrevocably reduced to $10,000,000. At that time, the Sponsor Guarantor's liability under this Sponsor Guarantee Agreement with respect to the principal amount of the Guaranteed Obligations would be equal to $9,750,000. At any time that the outstanding principal portion of the Guaranteed Obligations is less than $10,000,000, the Sponsor Guarantor's liability under this Sponsor Guarantee Agreement with respect to the principal amount of the Guaranteed Obligations would be equal to 97.5% of such principal amount. For WCAS HEALTHCARE PARTNERS, L.P.:
Notwithstanding the foregoing, the Sponsor Guarantor's liability with respect to the Guaranteed Obligations shall not exceed an aggregate principal amount at any time of $250,000, or, if less, 2.5% of the Guaranteed Obligations. It is understood that the Other Sponsor Guarantor has executed and delivered to the Agent, for the benefit of the Lenders, a Guarantee Agreement (the "Other Guarantee") in form similar to this Agreement, except that the liability of the Other Sponsor Guarantor under the Other Guarantee is limited to a principal amount of $9,750,000. It is the intention of the parties that the Agent, for the benefit of the Lenders, shall have received, pursuant to this Sponsor Guarantee Agreement and the Other Guarantee, several guarantees from each of the Sponsor Guarantor and the Other Sponsor Guarantor covering, in the aggregate, $10,000,000 principal amount of the Guaranteed Obligations to be repaid. By way of example, if on any given date (each, a "date of determination") during the term hereof, the total principal amount then outstanding of Guaranteed Obligations is equal to $20,000,000, there would be no reduction in the Sponsor Guarantor's obligations hereunder until the outstanding principal portion of the Guaranteed Obligations has been irrevocably reduced to $10,000,000. At that time, the Sponsor Guarantor's liability under this Sponsor Guarantee Agreement with respect to the principal amount of the Guaranteed Obligations would be equal to $250,000. At any time that the outstanding principal portion of the Guaranteed Obligations is less than $10,000,000, the Sponsor Guarantor's liability under this Sponsor Guarantee Agreement with respect to the principal amount of the Guaranteed Obligations would be equal to 2.5% of such principal amount.

      SECTION 2. Guarantee Absolute. (a) The Sponsor Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The obligations of the Sponsor Guarantor under this Sponsor Guarantee Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Sponsor Guarantor to enforce this Sponsor Guarantee Agreement, irrespective of whether any action is brought against the Borrower, any other Credit Party or the Other Sponsor Guarantor or whether the Borrower, any other Credit Party or the Other Sponsor Guarantor is joined in any such actions. This Sponsor Guarantee Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by the Sponsor Guarantor. The obligations of the Sponsor Guarantor hereunder are several from those of the Borrower and are primary obligations concerning which the Sponsor Guarantor is the principal obligor. The

Secured Parties shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations.

            (b) This Sponsor Guarantee Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any other Secured Parry upon the insolvency, bankruptcy or reorganization of the Borrower, any other Credit Party or otherwise, all as though such payment had not been made.

            (c) The obligations of the Sponsor Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which the Sponsor Guarantor may have at any time against the Borrower, any other Credit Party or the Agent or any other person, whether in connection herewith or any unrelated transactions; provided, that, nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim. Without limiting the generality of the foregoing, the Sponsor Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations (subject to the limitations set forth in Section 1(b) above) and would be owed by the Borrower or any other Credit Party to the Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or any other Credit Party.

      SECTION 3. Waivers. The Sponsor Guarantor hereby waives presentment to, demand of payment from and protest to, the Borrower of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Sponsor Guarantee Agreement and any requirement that the Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto. The Sponsor Guarantor further waives any right to require that resort be had by the Agent or any other Secured Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other Credit Party or any other person. The Sponsor Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that the Sponsor Guarantor's obligations under this Sponsor Guarantee Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which the Sponsor Guarantor might otherwise have as a result of or in connection with any of the following:

            (a) any extension, modification, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with the Borrower or any other Credit Party, the Agent, the other Secured Parties, or any other person, pertaining to the Guaranteed Obligations;

            (b) any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agent or any other Secured Party to the Borrower or any other Credit Party or any other person liable on the Guaranteed Obligations; or the failure of the Agent or any other Secured Party to assert any claim or demand or to exercise any right or remedy against the Borrower or any other Credit Party under the provisions of any Loan Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document, any guarantee or any other agreement;

            (c) the insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any other Credit Party or any other person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of the Borrower or any other Credit Party, or any change, restructuring or termination of the existence of the Borrower or any other Credit Party, or any sale, lease or transfer of any or all of the assets of the Borrower or any other Credit Party, or any change in the partners or members of the Borrower or any other Credit Party; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

            (d) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers ,or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, the Borrower or any other Credit Party has valid defenses, claims or offsets (whether at law ,in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the Borrower or any other Credit Party, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible ,or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

            (e) any full or partial release of the liability of the Borrower or any other Credit Party on the Guaranteed Obligations or any part thereof, of the Other Sponsor Guarantor, or of any other person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by the Sponsor Guarantor that the Sponsor Guarantor may be required to pay the portions of the Guaranteed Obligations it has guaranteed hereunder in full without assistance or support of any other person, and the Sponsor Guarantor has not been induced to enter into this Sponsor Guarantee Agreement on the basis of contemplation, belief, understanding or agreement that other parties other than the Borrower or any other Credit Party will be liable to perform the Guaranteed Obligations, or the Secured Parties will look to other parties to perform the Guaranteed Obligations;

            (f) the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

            (g) any release, surrender, exchange;-subordination, deterioration, waste, loss or impairment (including negligent, willful, unreasonable or unjustifiable impairment) of any Letter of Credit, collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

            (h) the failure of the Agent, any other Secured Party or any other person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

            (i) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by the Sponsor Guarantor that the Sponsor Guarantor is not entering into this Sponsor Guarantee Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any such collateral, security, security interest or lien;

            (j) any payment by the Borrower or any other Credit Party to the Agent or any other Secured Party being held to constitute a preference under Title 11 of the United States Code or any similar Federal or state law, or for any reason the Agent or any other Secured Party being required to refund such payment or pay such amount to the Borrower or any other Credit Party or someone else;

            (k) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Sponsor Guarantor or increases the likelihood that the Sponsor Guarantor will be required to pay the portion of the Guaranteed Obligations it has guaranteed hereunder pursuant to the terms hereof, it being the unambiguous and unequivocal intention of the Sponsor Guarantor that the Sponsor Guarantor shall be obligated to pay the portion of the Guaranteed Obligations it has guaranteed hereunder when due, notwithstanding any occurrence, circumstance. event. action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

            (1) the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws; or

            (m) any other circumstance (including any statute of limitations) that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, the Borrower or any other Credit Party or the Sponsor Guarantor as a matter of law or equity.

It is understood and agreed that the Agent, the Borrower and the other Credit Parties will not increase the stated principal amount or rate of interest of the Guaranteed Obligations without the prior written consent of the Sponsor Guarantor. All waivers herein contained shall be without prejudice to the Agent at its option to proceed against the Borrower, any other Credit Party, the Sponsor Guarantor or any other person, whether by separate action or by joinder. Without limiting the generality of the foregoing, the Sponsor Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive.

      SECTION 4. Waiver of Subrogation. In furtherance of the foregoing and not in limitation of any other right which the Agent or any other Secured Party has at law or in equity against the Sponsor Guarantor by virtue hereof, upon the failure of the Borrower or any other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Sponsor Guarantor hereby promises to and will, upon receipt of written demand by the Agent, forthwith pay, or cause to be paid, to the Agent, if and as appropriate, in cash the amount of such unpaid Guaranteed Obligation that is guaranteed hereunder. The Sponsor Guarantor hereby irrevocably waives, until after the Guaranteed Obligations are paid indefeasibly in full, any claim or other rights that it may now or hereafter acquire against the Borrower or any other Credit Party that arise from the existence, payment, performance or enforcement of the Sponsor Guarantor's obligations under this Sponsor Guarantee Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Secured Party against the Borrower or any other Credit Party or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower or any other Credit Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Sponsor Guarantor in violation of the preceding sentence at any tune prior to the later of (a) the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Sponsor Guarantee Agreement and (b) the termination of the Commitment, such amount shall be held in trust for the benefit of the Agent and the other Secured Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Sponsor Guarantee Agreement, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Sponsor Guarantee Agreement thereafter arising. The Sponsor Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.

      SECTION 5. Representations Warranties and Covenants. The Sponsor Guarantor hereby represents, warrants and covenants as follows:

            (a) The Sponsor Guarantor (i) is a limited partnership duly organized, validly existing and good standing under the laws of the State of Delaware, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where qualification is required except where the failure to qualify would not result in a Material Adverse Effect and (iv) has the partnership power and authority to execute, deliver and perform its obligations hereunder.

            (b) The execution, delivery and performance by the Sponsor Guarantor of this Sponsor Guarantee Agreement (i) has been duly authorized by all requisite partnership action, and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or the articles of incorporation, by-laws, partnership agreement or other constitutive documents of the Sponsor Guarantor, (2) any order of any Governmental Authority applicable to the Sponsor Guarantor, or (3) any provisions of any indenture, agreement or other instrument to which the Sponsor Guarantor is a party or by which any of its property may be bound, or (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture. agreement or other instrument.

            (c) This Sponsor Guarantee Agreement has been duly executed and delivered by the Sponsor Guarantor and constitutes the legal, valid and binding obligation of the Sponsor Guarantor enforceable against the Sponsor Guarantor in accordance with its terms. .

            (d) No consent or approval of, registration or filing with or any other action by (i) any Governmental Authority, (ii) any creditor, partner, member or shareholder of the Sponsor Guarantor or (iii) any other person is or will be required in connection with the performance by the Sponsor Guarantor of this Sponsor Guarantee Agreement except such as have been made or obtained and in full force and effect.

            (e) The audited consolidated balance sheets of the Sponsor Guarantor and its Subsidiaries as of, and the related statements of earnings and statements of cash flows of the Sponsor Guarantor for the annual period ended December 31, 1999 and the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, have heretofore been furnished to the Agent. Such financial statements (including the notes thereto) (i) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (ii) present fairly in all material respects (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Sponsor Guarantor as of such dates and for such periods. During the period from September 30, 2000 to and including the Effective Date, there has been no material change in the financial condition of the Sponsor Guarantor and its Subsidiaries which is not reflected in the foregoing financial statements or in the notes thereto. The foregoing financial statements disclose all material liabilities, actual or contingent, of the Sponsor Guarantor as of the dates thereof. The Sponsor Guarantor also agrees to provide such information and financial statements in the form required under a certain Continuing Guaranty dated June 18, 1999 (not including any amendments or modifications thereto) whether or not the requirement is waived by the Lenders under the Chase Credit Agreement dated June 29, 1999 not including any amendments or modifications thereto.

            (f) In the event any (i) default occurs in the due observance or performance by (A) the Sponsor Guarantor of any covenant, condition or agreement contained herein, or (B) the Other Sponsor Guarantor of any covenant, condition or agreement contained in their respective guarantee of the Guaranteed Obligations, or representation or warranty made herein or any representation, warranty, statement or information contained in any certificate or financial statement furnished pursuant hereto, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished, then the same shall constitute an Event of Default as provided in Article VII of the Credit Agreement.

            (g) There are no conditions precedent to the effectiveness of this Sponsor Guarantee Agreement that have not been satisfied or waived.

            (h) The Sponsor Guarantor has, independently and without reliance upon the Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Sponsor Guarantee Agreement. The Sponsor Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Sponsor Guarantee Agreement, and the Sponsor Guarantor has decided that a direct or an indirect benefit will accrue to the Sponsor Guarantor by reason of the execution of this Sponsor Guarantee Agreement.

            (i) This Sponsor Guarantee Agreement is not given with actual intent to hinder, delay or defraud any person to which the Sponsor Guarantor is or will -become, on or after the date hereof, indebted; (b) the Sponsor Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Sponsor Guarantee Agreement; (c) the Sponsor Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Sponsor Guarantee Agreement;
      (d) the Sponsor Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with the Sponsor Guarantor constitutes an unreasonably small amount of capital; and (e) the Sponsor Guarantor does not intend to incur debts that will be beyond the Sponsor Guarantor's ability to pay as such debts mature.

            (j) The Sponsor Guarantor will ensure that at any time and from time to time until all of the Guaranteed Obligations have been paid in full the aggregate fair market value of the Sponsor Guarantor's assets (including non-restricted marketable securities and restricted securities readily salable pursuant to Rule 144 under the Securities Act of 1933, as amended) that are readily available to pay the Guaranteed Obligations is sufficient to pay the Guaranteed Obligations in full together with any of the other indebtedness or contingent liabilities of the Sponsor Guarantor, and forthwith upon any amount becoming due and payable hereunder will take all steps necessary to liquidate or otherwise apply such assets and call cash capital contributions in an amount sufficient, and use the proceeds thereof, to pay the Guaranteed Obligations in full.

            (k) As soon as available but in any event not later than 90 days after the end of each fiscal year of the Sponsor Guarantor, the Sponsor Guarantor shall deliver to the

      Agent copies of the audited financial statements of the Sponsor Guarantor consisting of at least the balance sheet, statement of operations, with related notes specifying significant accounting practices and their impact on such financial statements and schedules as at and for the year then ended for the Sponsor Guarantor, certified by a firm of independent certified public accountants. Within 45 days after the end of each of the first three quarters of the fiscal year of the Sponsor Guarantor, the Sponsor Guarantor shall deliver to the Agent copies of the unaudited financial statements of the Sponsor Guarantor. The Sponsor Guarantor shall also furnish to the Agent any other documents or information which the Agent may from time to time reasonably request.

      SECTION 6. Amendments. Etc. No amendment, modification or waiver of any provision of this Sponsor Guarantee Agreement and no consent to any departure by the Sponsor Guarantor therefrom shall in any event be effective unless the same shall be in writing and shall be executed and delivered by the Sponsor Guarantor and the Agent and otherwise in accordance with the Credit Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that this Sponsor Guarantee Agreement may be amended, modified or waived with respect to the Sponsor Guarantor, including by releasing the Sponsor Guarantor hereunder, without the approval of the Other Sponsor Guarantor and without affecting the obligations of the Other Sponsor Guarantor under its Guarantee Agreement.

      SECTION 7. Notices. Etc. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or at any other address or telecopy number which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Sponsor Guarantee Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date three (3) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 7 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.

      SECTION 8. No Waiver; Remedies. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent or any other Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 9. Continuing Guarantee. This Sponsor Guarantee Agreement is a continuing guarantee and shall survive and remain in full force and effect until the earlier to occur of (a) the Guaranteed Obligations and all other amounts payable under this Sponsor Guarantee Agreement have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired and all Letter of Credit Disbursements have been reimbursed in full, and shall be reinstated to the extent provided in Section
(b) or (b) the
consummation and funding of an underwritten public offering of the stock of UPI under the Securities Act of 1933, as amended, which results in net proceeds to USPI of not less than $80,000,000 and the indefeasible payment in the form of a prepayment in cash of the Loans and all other amounts payable under the Credit Agreement and the Loan Documents.

      SECTION 10. Assignments. This Sponsor Guarantee Agreement and the terms, covenants and conditions hereof shall be binding upon the Sponsor Guarantor and its successors and shall inure to the benefit of the Agent, the other Secured Parties and their respective successors and assigns. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment. the Loans owing to it and the Note held by it) to any other person. such other person shall thereupon become vested with the benefits in respect thereof granted to such Lender herein or otherwise, but only to the extent of such assignment. The Sponsor Guarantor shall not be permitted to assign, transfer or delegate any of its rights or obligations under this Sponsor Guarantee Agreement without the prior written consent of the Agent (and any such purported assignment, transfer or delegation without such consent shall be void). SECTION 11. Counterparts. This Sponsor Guarantee Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Sponsor Guarantee Agreement shall be effective with respect to the Sponsor Guarantor when a counterpart hereof which bears the signature of the Sponsor Guarantor shall have been delivered to the Agent.

      SECTION 12. Savings Clause. In the event any one or more of the provisions contained in this Sponsor Guarantee Agreement should be held invalid, illegal or unenforceable in any respect with respect to the Sponsor Guarantor, no party hereto shall be required to comply with such provision with respect to the Sponsor Guarantor for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such invalid, illegal or unenforceable provision with respect to the Sponsor Guarantor, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 13. Subordination by Sponsor Guarantor. The Sponsor Guarantor hereby subordinates in right of payment all indebtedness of the Borrower or any other Credit Party owing to it, whether originally contracted with the Sponsor Guarantor or acquired by the Sponsor Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations and of all other indebtedness of the Borrower or any other Credit Party to any Lender, whether originally contracted with such Lender or acquired by such Lender by assignment, transfer or otherwise, including any obligations the proceeds of which are used to refinance any Guaranteed Obligations or other indebtedness, in each case whether now owed or hereafter arising, whether for principal, interest (including interest accruing after the filing of a petition initiating any proceeding referred to in paragraph (g) or (h) of Article VII of the Credit Agreement), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, provided, that the foregoing subordination shall not prohibit, until, upon and during the occurrence or continuance of any Event of Default, the Sponsor Guarantor's acceptance of payments or prepayments of indebtedness of the Borrower owing to it.

      SECTION 14. Survival of Agreement. All covenants, agreements, representations and warranties made by the Sponsor Guarantor herein shall be considered to have been relied upon by the Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or the Agent or on their behalf, and shall continue in full force and effect until the Guaranteed Obligations and any other amounts payable under this Sponsor Guarantee Agreement or any other Loan Document have been indefeasibly paid in full in cash and the Commitment has been terminated, or for such longer time as herein expressly contemplated.

      SECTION 15. Entire Agreement. This Sponsor Guarantee Agreement constitutes the entire contract between the parties hereto relative to the subject matter hereof. Any agreement. previously entered into among the parties with respect to the subject matter hereof is superseded by this Sponsor Guarantee Agreement and the other Loan Documents. Nothing in this Sponsor Guarantee Agreement, expressed or implied, is intended to confer upon any per, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Sponsor Guarantee Agreement.

      SECTION 16. Headings. Section headings used herein are for convenience of reference only, are not part of this Sponsor Guarantee Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Sponsor Guarantee Agreement. The general rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Sponsor Guarantee Agreement.

      SECTION 17. Governing Law. THIS GUARANTEE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      SECTION 18. Jurisdiction; Consent to Service of Process. (a) The Sponsor Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Sponsor Guarantee Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Sponsor Guarantee Agreement shall affect any right that the Agent may otherwise have to bring any action or proceeding relating to this Sponsor Guarantee Agreement against the Sponsor Guarantor or its properties in the courts of any jurisdiction.

            (b) The Sponsor Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Sponsor Guarantee Agreement or the other Loan Documents in any New State court or Federal court of the United States of America sitting in the Borough of Manhattan. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Sponsor Guarantee Agreement irrevocably consents to service of process in the manner provided for notices in Section 7. Nothing in this Sponsor Guarantee Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      IN WITNESS WHEREOF, each party hereto has caused this Sponsor Guarantee Agreement to be duly executed, attested and delivered by its officers thereunto duly authorized as of the date first above written.

                                           [WELSH, CARSON, PERSON &
                                           STOWE VII

                                           By: WCAS VII Partners, L.P., General
                                           Partner

                                           By:
                                           Name:
                                           Title:
                                           Address:
                                           Telecopy:)


                                           [WCAS HEALTHCARE PARE, L.P.]

                                           By: WCAS HC Partners, General Partner

                                           By:
                                           Name:
                                           Title:
                                           Address:
                                           Telecopy:


                                           BANK OF AMERICA, N.A., as Agent

                                           By:
                                           Name:
                                           Title:
                                           Address:
                                           Telecopy:

                                                                       EXHIBIT L

                                    [FORM OF]

                       SUBSIDIARIES' CONSENT AND AGREEMENT

      SUBSIDIARIES CONSENT AND AGREEMENT dated as of February 12, 2001 among the Subsidiaries party hereto (each a "Subsidiary" and together the "Subsidiaries"), the Lenders (as defined herein) and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Agent (in such capacity, the "Agent") for the Lenders (as defined herein) and Issuing Lender.

      Reference is made to (a) the Amended and Restated Credit Agreement dated as of December 18, 1998 (the "Original Amended and Restated Credit Agreement"), among OrthoLink Physicians Corporation (the "Borrower"), the financial institutions party thereto as lenders (the "Lenders") and Bank of America, N.A., as Agent and Issuing Lender and (b) the Guarantee Agreement dated as of December 18, 1998 (the "Guarantee Agreement"), among the Subsidiaries named therein as Guarantors and the Agent. To induce the Lenders to enter into the Original Amended and Restated Credit Agreement, the Subsidiaries guaranteed pursuant to the Guarantee Agreement all of the obligations of the Borrower to such Lenders under the Original Amended and Restated Credit Agreement and secured their obligations under the Guarantee Agreement by granting a security interest in certain Collateral (as defined in the Amended and Restated Pledge Agreement dated February 12, 2001 (the "Pledge Agreement")).

      The Borrower and the Agent intend to (i) amend and restate the Original Amended and Restated Credit Agreement in connection with the acquisition of the Borrower by United Surgical Partners International, Inc. ("USPI") and (ii) make certain other amendments and modifications to the Original Amended and Restated Credit Agreement, all in the form and pursuant to the terms and conditions set forth in the Amended and Restated Credit Agreement dated as of February 12, 2001 (the "Amended Agreement"), among the Borrower, OPC Financial Corporation, a Delaware corporation, the Lenders and Agent. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement. To induce the Agent and the Lenders to enter into the Amended Agreement, each Subsidiary hereby agrees as follows:

      Section 1. Consent of Subsidiary. Each Subsidiary acknowledges that it is familiar with the contents of the Amended Agreement. Each Subsidiary consents to the transactions contemplated by the Amended Agreement and acknowledges and agrees that its obligations under the Guarantee Agreement shall continue in full force and effect, taking into account the amendments contemplated by the Amended Agreement and this Consent and Agreement. In particular, each Subsidiary hereby acknowledges the acquisition of the Borrower by USPI and agrees that all Credit Obligations (as defined in the Amended Agreement) shall constitute obligations secured by such Subsidiary pursuant to the Pledge Agreement. Accordingly, each Subsidiary acknowledges and agrees that the definition of "Guaranteed Obligations" in the Guarantee Agreement is hereby amended to include and consist of all Obligations as defined in the Amended Agreement.

      Section 2. Effectiveness. This Consent and Agreement shall become effective on the Effective Date. On and after the Effective Date, the rights and obligations of the parties hereto shall be governed by the Pledge Agreement, in each case as amended and modified by this Consent and Agreement, and the other Loan Documents.

      Section 3. Integration; Confirmation. On and after the Effective Date, each reference in the Guarantee Agreement to "this Agreement", "herein", "hereunder" or words of similar import and each reference in any other document delivered in connection with arty of the Loan Documents to the "Guarantee Agreement" or words of similar import, shall be deemed to be a reference to each such agreement as amended and modified by this Consent and Agreement. All other terms and provisions of the Guarantee Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. On and after the Effective Date, all references in the Guarantee Agreement or any other document delivered in connection therewith, to the "Credit Agreement" shall be deemed to be a reference to the Amended Agreement.

      Section 4. Representations and Warranties. All representations and contained in the Amended Agreement that relate to the Subsidiaries are true and correct.

      Section 5. Counterparts. This Consent and Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Consent and Agreement. Delivery of an executed counterpart of this Consent and Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Consent and Agreement. Any party delivering an executed counterpart of this Consent and Agreement by telefacsimile shall also deliver a manually executed counterpart of this Consent and Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Consent and Agreement.

      Section 6. Governing Law. THIS CONSENT AND AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO PRIMCIPLES OF CONFLICTS OF LAWS.

                          (Signature pages to follow.)

      IN WITNESS WHEREOF, each party hereto has caused this Consent and Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

SUBSIDIARIES:              ORTHOLINK ASC CORPORATION,
                           a Tennessee corporation

                           By:_______________________________________________
                              Name:
                              Title:


                           ORTHOLINK OCCUPATIONAL MEDICINE SERVICES CORPORATION, a Tennessee corporation

                           By:_______________________________________________
                              Name:
                              Title:


                           TENNESSEE MUSCULOSKELETAL NETWORK, INC., a Tennessee corporation

                           By:_______________________________________________
                              Name:
                              Title:


                           ORTHOLINK OF COLLORADO, INC.,
                           a Colorado corporation

                           By:_______________________________________________
                              Name:
                              Title:

                           GEORGIA MUSCULOSKELETAL NETWORK, INC.,
                           a Georgia corporation

                           By:_______________________________________________
                              Name:
                              Title:


                           ORTHO EXCEL, INC.,
                           a Delaware corporation

                           By:_______________________________________________
                              Name:
                              Title:


                           MEDCENTER MANAGEMENT SERVICES, INC.,
                           a Delaware corporation

                           By:_______________________________________________
                              Name:
                              Title:


                           MEDICAL DOCUMENTING SYSTEMS, INC.,
                           a Delaware corporation

                           By:_______________________________________________
                              Name:
                              Title:

LENDERS:                   BANK OF AMERICA, N.A.,
                           individually in its capacity as a Lender and in its capacity as Agent and Issuing Lender

                           By:_______________________________________________
                              Name:
                              Title:


                           AMSOUTH BANK OF TENNESSEE,
                           as Lender

                           By:_______________________________________________
                              Name:
                              Title:


                           NATIONAL CITY BANK OF KENTUCKY,
                           as a Lender

                           By:_______________________________________________
                              Name:
                              Title:

                                                                       EXHIBIT M

                          PLEDGE AND SECURITY AGREEMENT

                          dated as of February 12, 2001

                                      among

                            THE PLEDGOR NAMED HEREIN

                                       and

                              BANK OF AMERICA N.A.,

                                    as Agent

                                                                       EXHIBIT M

                                Table of Contents

ARTICLE I
DEFINITIONS...........................................................................1
        Section 1.01  Terms...........................................................1
        Section 1.02  Definition of Certain Terms Used Herein.........................1
        Section 1.03  UCC Definitions.................................................2
        Section 1.04  Rules of Interpretation.........................................2
ARTICLE II
PLEDGE ...............................................................................2
        Section 2.01  Grant and Pledge................................................2
        Section 2.02  Delivery of Pledged Securities..................................2
        Section 2.03  Registration in Nominee Name: Denominations.....................3
        Section 2.04  Voting Rights-Dividends and Interest; Etc.......................3
        Section 2.05  Security Interests Absolute.....................................5
        Section 2.06  Release of Collateral...........................................6
        Section 2.07  Continuing Liability of the Pledgor.............................6
ARTICLE III
REPRESENTATIONS AND WARRANTIES........................................................7
        Section 3.01  Organization; Powers............................................7
        Section 3.02  Pledged Securities..............................................7
        Section 3.03  Validity Perfection and Priority of Security Interests..........8
        Section 3.04  Place of Business...............................................9
        Section 3.05  Effectiveness...................................................9
ARTICLE IV
COVENANTS.............................................................................9
        Section 4.01  Perfection of Security Interests................................9
        Section 4.02  Further Actions.................................................9
        Section 4.03  Maintenance of Records.........................................10
        Section 4.04  Compliance with Laws, Etc......................................10
        Section 4.05  Payment of Taxes, Etc..........................................10
        Section 4.06  Limitation on Liens on Collateral..............................10
        Section 4.07  Limitations on Dispositions of Collateral......................10
        Section 4.08  Notices........................................................10
        Section 4.09  Change of Law..................................................11
        Section 4.10  Certain Liabilities............................................11
        Section 4.11  Reimbursement Obligation.......................................11
        Section 4.12  Further Approvals..............................................11
ARTICLE V
REMEDIES; RIGHTS UPON DEFAULT........................................................12
        Section 5.01  UCC Rights.....................................................12
        Section 5.02  Payments on Collateral.........................................12
        Section 5.03  Sale of Collateral.............................................12
        Section 5.04  Additional Rights of the Agent.................................14
        Section 5.05  Securities Act, Etc............................................15
        Section 5.06  Remedies Not Exclusive.........................................16
        Section 5.07  Waiver and Estoppel............................................16

                                                                       EXHIBIT M

        Section 5.08  Power of Attorney..............................................16
ARTICLE VI
MISCELLANEOUS........................................................................18
        Section 6.01  Notices........................................................18
        Section 6.02  Survival of Agreement..........................................18
        Section 6.03  Counterparts; Effectiveness....................................18
        Section 6.04  Waivers; Amendment.............................................19
        Section 6.05  Assignments....................................................19
        Section 6.06  Savings Clause.................................................19
        Section 6.07  GOVERNING LAW..................................................19
        Section 6.08  Entire Agreement...............................................19
        Section 6.09  Headings.......................................................20
        Section 6.10  Agent's Fees and Expenses; Indemnification.....................20
        Section 6.11  The Agent's Duties.............................................20
        Section 6.12  Submission to Jurisdiction.....................................21

Schedules

Schedule 1     Chief Executive Office and Principal Place of Business
Schedule 2     Pledged Securities
Schedule 3     Required Filings and Recordings
Schedule 4     Existing Financial Statements
Schedule 5     Trade Names

                                                                       EXHIBIT M

      PLEDGE AND SECURITY AGREEMENT dated as of February 12, 2001, among United Surgical Piers International, Inc., a Delaware corporation (the "Pledgor"), and Bank of America, N.A., as Agent for the Lenders (as defined herein).

      Reference is made to the Amended and Restated Credit Agreement dated as of February 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended Agreement"), among OrthoLink Physicians Corporation, a Delaware corporation (the "Borrower"), OPC Financial Corporation, a Delaware corporation ("Holdings"), the financial institutions party thereto as lenders (the "Lenders") and Bank of America, N.A., as Agent (in such capacity, the "Agent") and as Issuing Bank (in such capacity, the "Issuing Bank").

      The Lenders have agreed to extend credit to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions set forth in, the Amended Agreement. The obligations of the Lenders to extend credit and of the Issuing Bank to issue Letters of Credit under the Amended Agreement are conditioned on, among other things, the execution and delivery by the Pledgor of a Pledge Agreement in the form hereof to secure all Secured Obligations (defined below) of the Pledgor. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Pledgor is willing to execute and deliver this Agreement.

      Accordingly, the Pledgor and the Agent hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01 Terms Defined in the Amended Agreement. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended Agreement.

      Section 1.02 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Collateral" shall have the meaning assigned to that term in Section 2.01.

      "Federal Securities Laws" shall have the meaning assigned to that term in
Section 5.05.

      "Pledged Securities" of the Pledgor shall mean (a) the shares of Capital Stock listed in Schedule 2 hereto next to the name of the Pledgor and the certificates, if any, representing such Capital Stock, (b) all additional shares of Capital Stock of any issuer of the Pledged Securities referred to in clause
(a) above from time to time acquired by the Pledgor in any manner (which shares shall be considered to be Pledged Securities under this Agreement), together with the certificates representing such additional shares, and (c) all dividends, liquidating dividends, stock dividends, distributions, stock rights, options, rights to subscribe, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such listed shares referenced in clause (a) above or such additional shares referred to in clause (b) above.

                                                                       EXHIBIT M

      "Proceeds" of any Collateral shall mean all proceeds (as defined in the UCC), including (a) whatever is received upon any collection, exchange, sale or other disposition of such Collateral (or any portion thereof) and any property into which any of such Collateral is converted, whether cash or non-cash, and
(b) any and all other amounts from time to time paid or payable under or in connection with any of such Collateral.

      "Secured Obligations" of the Pledgor shall mean all amounts payable pursuant to Section 6.10 hereof.

      "UCC" shall mean at any time the Uniform Commercial Code as the same may from time to time be in effect in the State of North Carolina; provided, that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

      Section 1.03 UCC Definitions. The uncapitalized terms "instrument", "money" and "proceeds", as used in Section 1.02 or elsewhere in this Agreement shall have the meanings ascribed thereto in the UCC.

      Section 1.04 Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Amended Agreement shall be applicable to this Agreement.

                                   ARTICLE II
                                     PLEDGE

      Section 2.01 Grant and Pledge. As security for the punctual payment or performance, as the case may be, of the Secured Obligations of the Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms hereof, the Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties and hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of the Pledgor's right, title and interest in, to and under the following whether now existing or hereafter acquired (all of which are herein sometimes collectively referred to as the "Collateral"):

                  (i) all Pledged Securities of the Pledgor; and

                  (ii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, whether existing on the date hereof or hereafter arising;

together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, for the ratable benefit of the Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth.

      Section 2.02 Delivery of Pledged Securities. (a) The Pledgor shall deliver original certificates and other instruments evidencing all Pledged Securities of the Pledgor listed on

                                                                       EXHIBIT M

Schedule 2 hereto to the Agent contemporaneously with its execution hereof, duly endorsed in a manner reasonably satisfactory to the Agent. Upon delivery to the Agent, (i) the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities after the date hereof shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule 2 and made a part hereof. Each schedule so delivered as to the Pledgor shall supersede any prior schedules so delivered as to the Pledgor.

      (b) The Pledgor agrees to promptly deliver or cause to be delivered to the Agent from time to time after the execution hereof any and all other Pledged Securities held by the Pledgor, and any and all other certificates or other instruments or documents representing the Collateral.

      Section 2.03 Registration in Nominee Name: Denominations. The Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee or the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent; provided, that it is understood that the Agent shall not have the right to cause a reissuance of the Pledged Securities in its own name or the name of its nominee until after the occurrence and during the continuance of an Event of Default. The Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in its name. The Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations (representing in the aggregate the same number of Pledged Securities) for any purpose consistent with this Agreement.

      Section 2.04 Voting Rights-Dividends and Interest; Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have notified the Pledgor that its rights under this Section 2.04 are being suspended:

                  (i) The Pledgor shall be entitled to exercise any and all
            voting and/or other consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Amended Agreement and the other Loan Documents; provided, that, such action would not materially and adversely affect the rights inuring to the Pledgor or the rights and remedies of the Agent or any of the Secured Parties under this Agreement or the Amended Agreement or any other Loan Document or the ability of the Agent or any of the Secured Parties to exercise the same.

                  (ii) The Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all proxies, powers of attorney and other instruments which will enable the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above.

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                                                                       EXHIBIT M

                  (iii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities pledged by it to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Amended Agreement, the other Loan Documents and applicable laws. Other than (A) pursuant to the first sentence of this paragraph (a)(iii) or (B) pursuant to a distribution or transfer of any of the assets of a Subsidiary to the Pledgor in a transaction permitted under the Amended Agreement, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities of the Pledgor, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other ids or property but shall be held separate and apart there from, shall be held in trust (provided, that, the Pledgor shall not be required to create an express trust) for the benefit of the Agent and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

      (b) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified the Pledgor of the suspension of its rights under paragraph (a)(iii) above, then all rights of the Pledgor to dividends, interest and principal payments which the Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividend, interest and principal payments. All dividends, interest and principal which are received by the Pledgor contrary to the provisions of this Section 2.114 shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account (the "Cash Account") to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02(c). If requested by the Pledgor, the Agent will, subject to the first succeeding sentence and Article V, from time to time (i) invest amounts on deposit in the Cash Account in such Cash Equivalents as the Pledgor may select and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as the Pledgor may select. Interest and proceeds that are not so invested or reinvested shall be deposited and held in the Cash Account.

      (c) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified the Pledgor of the suspension of its rights under paragraph (a)(i) above,

                                                                       EXHIBIT M

then all rights of the Pledgor to exercise the voting and consensual rights and powers which the Pledgor is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.04, and the obligations of the Agent under paragraph (a)(ii) of this Section 2.04, shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

      (d) Any notice given by the Agent to the Pledgor suspending its rights under paragraph (a) above (i) may be given by telephone if promptly confirmed in writing and (ii) may suspend the rights of the Pledgor under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

      Section 2.05 Security Interests Absolute. All rights of the Agent and the Secured Parties hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing and to the fullest extend permitted under applicable law, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation, any Note, or any other document evidencing or securing such Secured Obligation, by operation of law or otherwise;

            (b) any modification or amendment or supplement to the Amended Agreement, any Note, or any other document evidencing or securing any Secured Obligation;

            (c) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;

            (d) any change in the existence, structure or ownership of the Borrower, the Pledgor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, the Pledgor or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

            (e) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Borrower, the Agent, any Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions;

            (f) any invalidity or unenforceability for any reason of any Secured Obligation relating to or against the Borrower, the Pledgor, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or the Pledgor of the Secured Obligations;

            (g) any failure by the Agent or any Secured Party (i) to file or enforce a claim against the Borrower or the Pledgor or its estate (in a bankruptcy or other proceeding), (ii) to give notice of the existence, creation or incurrence by the Borrower or the Pledgor of any new or additional indebtedness or obligation under or with respect to the Secured Obligations,
(iii) to commence any action against the Borrower or the Pledgor, (iv) to disclose to the Pledgor any facts which the Agent or any Secured Party may now or hereafter know with regard to the

                                                                       EXHIBIT M

Borrower or the Pledgor or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

            (h) any other act or omission to act or delay of any kind by the Borrower, the Agent, any other Secured Party or any other person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

      Section 2.06 Release of Collateral. (a) Upon (i) the indefeasible payment in full in cash of all of the Secured Obligations, (ii) the termination of the Commitments, and (iii) the cancellation or expiration of all Letters of Credit (other than Letters of Credit cash collateralized or supported by one or more letters of credit from acceptable financial institutions as described in Section
2.22 of the Amended Agreement) and the reimbursement in full of all Letter of Credit Disbursements, the Agent will (as soon as reasonably practicable after receipt of notice from the Pledgor requesting the same, but at the expense of the Pledgor) execute and send to the Pledgor, (x) for each filing made under
Section 4.01 or 4.02 to perfect the security interests granted to the Agent and the Secured Parties hereunder, a termination statement prepared by the Pledgor to the effect that the Agent and the other Secured Parties no longer claim a security interest under such filing, (y) all documents and instruments previously pledged to the Agent hereunder, and (z) such other documents as the Pledgor shall reasonably request.

      (b) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Amended Agreement and other Loan Documents, the Agent will (as soon as reasonably practicable after receipt of notice from the Pledgor requesting the same, but at the expense of the Pledgor) promptly execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge and security interest granted hereby; provided that no Default or Event of Default shall have occurred and be continuing.

      Section 2.07 Continuing Liability of the Pledgor. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any Collateral, nor shall the Agent or any Secured Party be required to perform or fulfill any of the obligations of the Pledgor with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any per's obligations with respect to any Collateral. Furthermore, neither the Agent nor any Secured Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

                                                                       EXHIBIT M

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      The Pledgor represents, warrants and covenants to and with the Agent and each of the Secured Parties that:

      Section 3.01 Organization; Powers. The Pledgor is a corporation duly organized, validly existing and in good standing .under the laws of the jurisdiction of its incorporation. Further, the Pledgor (a) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (b) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (c) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and each other agreement or instrument contemplated hereunder to which it is a party.

            (a) Authorization. The execution, delivery and performance by the Pledgor of this Agreement and each other agreement or instrument contemplated hereunder to which it is a party (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (I) in any material respect, any material provision of law, statute, rule or regulation, (II) any provision of the certificate of incorporation, partnership agreement, operating agreement or other constitutive documents or by-laws of such person, (III) in any material respect, any material order of any Governmental Authority issued to or binding upon such person or any of its or their assets, or (IV) in any material respect, any material provision of any material contract, (B) result in a material breach of or constitute (alone or with notice or lapse of time or both) a material default or give rise to increased, additional, accelerated or guaranteed rights of any person under any material contract or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter

            (b) Enforceability. This Agreement has been duly executed and delivered by the Pledgor and constitutes a valid and binding obligation of such party enforceable against the Pledgor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer, voidable preference or similar laws and the application of equitable principles generally.

            (c) Consents and Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by (a) any Governmental Authority, (b) any creditor or shareholder of the Pledgor, (c) any counterpart to a material contract or (d) except where failure to take or obtain such action, consent or approval of, registration or filing with or such other action could not reasonably be expected to have a Material Adverse Effect, any other person, is or will be required in connection with this Agreement or the performance by the Pledgor of this Agreement, except such as have been made or obtained and are in full force and effect.

      Section 3.02 Pledged Securities. All Pledged Securities have been duly authorized and validly issued by the issuers thereof and are fully paid and nonassessable. The Pledgor owns good and valid title to all the outstanding Pledged Securities listed on Schedule 2 hereto with respect to the Pledgor, free and clear of all Liens, other than the Liens permitted by the Loan

                                                                       EXHIBIT M

Documents, of every kind, whether absolute, matured, contingent or otherwise. None of the Pledged Securities is subject to options to purchase, rights of first refusal car similar rights of any person. The Pledgor is not nor will become a party to or otherwise bound by any agreement, shareholders agreement, partnership agreement, operating agreement, charter or bylaw provision or contractual restriction other than this Agreement, which restricts, prohibits, impairs or delays in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto, the pledge of Collateral hereunder or the sale or disposition of Collateral pursuant hereto after the occurrence of an Event of Default or the exercise by the Agent of its rights and remedies hereunder. The Pledged Securities constitute and will at all times constitute 100% of the Capital Stock of Holdings (except for smaller percentages set forth on Schedule 3.08 of the Amended Agreement or as may be otherwise expressly permitted by the Amended Agreement). The Pledgor (i) has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Liens permitted by the Loan Documents), however arising, of all persons whomsoever. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby, except for any consents or approvals which are routine or administrative and not of a material nature.

      Section 3.03 Validity Perfection and Priority of Security Interests. (a) By complying with Section 4.01 and by delivering all certificates or instruments, if any, representing or evidencing the Collateral to the Agent, the Pledgor will have created a valid and duly perfected security interest in favor of the Agent for the benefit of the Secured Parties as security for the due and punctual payment and performance of all Secured Obligations of the Pledgor in all Collateral and identifiable Proceeds of such Collateral, as to which a security interest may be perfected by (i) filing UCC-1 financing statements and or (ii) possession, as the case may be. Continuing compliance by the Pledgor with the provisions of Section 4.02 will also (i) create and duly perfect valid security interests in all Collateral acquired by the Pledgor or otherwise coming into existence after the date hereof and in all identifiable Proceeds of such Collateral to the extent a security interest therein may be perfected by (x) filing UCC financing statements or (y) possession, as the case may be, as security for the due and punctual payment of all Secured Obligations of the Pledgor and (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder and (B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC, to be duly perfected under the UCC.

      (b) The security interests of the Agent and the other Secured Parties in the Collateral are first priority security interests to the extent that a security interest therein may be perfected by (x) filing UCC financing statements or (y) possession, as the case may be. Other than (i) financing statements or other similar documents perfecting the security interests of the Agent and (ii) no financing statements or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral, possession of which is required for the perfection of a security interest therein, in the possession of any person (other than the Pledgor) asserting any claim thereto or security interest therein.

                                                                       EXHIBIT M

      Section 3.04 Place of Business. Schedule I correctly sets forth the Pledgor's chief executive office and principal place of business.

      Section 3.05 Effectiveness. The pledge and grant effected hereby is effective to vest in the Agent, on behalf of the Secured Parties, the rights of the Agent in the Collateral as herein.

                                   ARTICLE IV
                                    COVENANTS

      The Pledgor covenants and agrees with the Agent that until all the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired (other than Letters of Credit cash collateralized or supported by one or more letters of credit from acceptable financial institutions as described in Section
2.22 of the Amended Agreement) and all Letter of Credit Disbursements have been reimbursed in full, the Pledgor will comply with the following:

      Section 4.01 Perfection of Security Interests. The Pledgor will, at its own expense, cause all filings and recordings and other actions specified on
Schedule 3 with respect to the Pledgor to have been completed and filed on or prior to the Effective Date.

      Section 4.02 Further Actions. (a) At all times after the Effective Date, the Pledgor will, at its own expense, comply with the following:

                  (i) as to all Pledged Securities of the Pledgor, it will cause
            UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions as required to perfect the security interests granted to the Agent and the Secured Parties hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC; and

                  (ii) as to all Proceeds of the Pledgor, it will cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered.

            (b) The Pledgor will, from time to time and at its own expense, execute, deliver, file or record such financing statements pursuant to the UCC and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Agent and the Secured Parties to obtain the full benefits of this Agreement or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral.

            (c) To the fullest extent permitted by law, the Pledgor authorizes the Agent (i) to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon and (ii) to the extent permissible by applicable law, file this Agreement in any UCC filing jurisdiction as a financing statement with respect to the Collateral. In furtherance of the foregoing, the Pledgor hereby irrevocably constitutes and

                                                                       EXHIBIT M

appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor, or in its own name, from time to time in the Agent's reasonable discretion, to execute, deliver, file or record financing statements pursuant to the UCC as may be necessary or desirable in order to create, preserve, perfect, confirm or validate the security interests.

      Section 4.03 Maintenance of Records. The Pledgor will keep and maintain at its own cost arid expense materially complete books and records relating to the Collateral of the Pledgor which are reasonably satisfactory to the Agent, including a record of all payments received and all credits ,granted with respect to the Collateral of the Pledgor and all of its other dealings with such Collateral. The Pledgor will provide the Agent with reasonable access to or copies of such records promptly upon Agent's request therefor.

      Section 4.04 Compliance with Laws, Etc. The Pledgor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Collateral or any part thereof or to the operation of the Pledgor's business; provided, that, the Pledgor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the reasonable judgment of the Agent adversely affect the Agent's rights or the first priority of its security interest in the Collateral.

      Section 4.05 Payment of Taxes, Etc. The Pledgor will pay promptly when due all taxes, assessments and other governmental charges or levies imposed upon the Collateral of the Pledgor or in respect of its income or profits therefrom, and all claims of any kind; provided, that, no such tax, assessment, charge or claim need be paid or reimbursed if the validity thereof is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and be adequate in the good faith judgment of the Pledgor.

      Section 4.06 Limitation on Liens on Collateral. The Pledgor will not create, permit or suffer to exist, but will defend the Collateral of the Pledgor and the Pledgor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien on the Collateral of the Pledgor other than interests created hereunder and any other Lien permitted by the Loan Documents.

      Section 4.07 Limitations on Dispositions of Collateral. The Pledgor will not directly or indirectly (through the sale of stock, merger or otherwise) sell, transfer, lease or otherwise dispose of any of the Collateral of the Pledgor, or attempt, offer or contract to do so, except in each case as expressly permitted hereunder and under the Amended Agreement. The inclusion of Proceeds of the Collateral under the security interest granted hereby shall not be deemed a consent by the Agent to any sale or disposition of any Collateral.

      Section 4.08 Notices. The Pledgor will advise the Agent promptly and in reasonable detail, (a) of any security interest, encumbrance or claim made or other Lien asserted against any of the Collateral of the Pledgor (other than any such Liens permitted under the Loan Documents), (b) of any material change in the composition of the Collateral of the Pledgor, and (c) of the occurrence of any other event which would have a material effect on the aggregate

                                                                       EXHIBIT M

value of the Collateral of the Pledgor, or on the security interests granted to the Agent in this Agreement.

      Section 4.09 Change of Law. The Pledgor shall:

            (a) promptly notify the Agent in writing of any change in law known to it which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests granted hereby, (ii) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (iii) could result in the Agent not having a perfected security interest in any of the Collateral of the Pledgor (in each case to the extent such security interests may be perfected by (x) filing UCC financing statements or (y) possession, as the case may be);

            (b) furnish the Agent with an opinion of outside legal counsel reasonably satisfactory to the Agent setting forth the procedures to be followed in order (i) to avoid (or to minimize if avoidance is impossible) such adverse effect, (ii) to maintain and protect such validity, perfection and priority or
(iii) to assure that the Agent has perfected security interests in all of the Collateral of the Pledgor; and

            (c) follow the procedures set forth in such opinion of counsel.

      Section 4.10 Certain Liabilities. By taking a security interest in the Collateral pursuant to this Agreement, the Agent and the other Secured Parties do not assume, accept or become liable with respect to any debts, liabilities or obligations of any issuer of any Collateral.

      Section 4.11 Reimbursement Obligation. Should the Pledgor fail to comply with the provisions of this Agreement or any other agreement relating to the Collateral of the Pledgor such that the value of any Collateral or the validity, perfection or rank of any security interest granted to the Agent hereunder or thereunder is thereby diminished or potentially diminished in any material respect or put at risk in any material respect (as reasonably determined by the Agent), the Agent on behalf of the Pledgor may, but shall not be required to, effect such compliance on behalf of the Pledgor, and the Pledgor shall reimburse the Agent for the reasonable costs thereof on demand, and interest shall accrue on any such unpaid reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the default rate provided in
Section 2.08 of the Amended Agreement.

      Section 4.12 Further Approvals. In connection with the exercise by the Agent on behalf of the Secured Parties of its rights hereunder, it may be necessary to obtain the prior consent or approval of Governmental Authorities and other persons to a transfer or assignment of Collateral. The Pledgor hereby agrees, during the continuance of an Event of Default, to execute, deliver and file, and hereby appoints (to the extent permitted under applicable law) the Agent on behalf of the Secured Parties as its attorney, during the continuance of an Event of Default, to execute, deliver and file on the Pledgor's behalf and in the Pledgor's name, all applications, certificates, filings, instruments and other documents (including any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in the opinion of Agent's counsel, to obtain such consents, waivers or approvals. The Pledgor further agrees to use commercially reasonable efforts to obtain the foregoing consents, waivers and approvals, including receipt of

                                                                       EXHIBIT M

consents, waivers and approvals under applicable agreements, prior to a Default or Event of Default. The Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.12 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 4.12, may be specifically enforced.

                                    ARTICLE V
                          REMEDIES; RIGHTS UPON DEFAULT

      Section 5.01 UCC Rights. If any Event of Default shall have occurred, the Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Agent at law or in equity.

      Section 5.02 Payments on Collateral. Without limiting the rights of the Agent under any other provision of this Agreement, if an Event of Default shall occur and be continuing:

            (a) The Pledgor authorizes the Agent (i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral in the name of the Pledgor or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral;

            (b) all payments received by the Pledgor under or in connection with any of the Collateral shall be held by the Pledgor in trust for the Agent, shall be segregated from other funds of the Pledgor and shall forthwith upon receipt by the Pledgor be turned over to the Agent, in the same form as received by the Pledgor (duly indorsed by the Pledgor to the Agent, if required to permit collection thereof by the Agent); and

            (c) all such payments received by the Agent (whether from the Pledgor or otherwise) (i) may, in the sole discretion of the Agent, be held by the Agent as collateral security for, and/or then or at any time thereafter be applied in whole or in part by the Agent to the payment of the expenses and Secured Obligations as set forth in Section 5.03(c) and (ii) if held as collateral security, shall be deposited in the Cash Account. If requested by the Pledgor, the Agent will, subject to this Article V, from time to time (i) invest, amounts on deposit in the Cash Account in such Cash Equivalents as the Pledgor may select and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as the Pledgor may select. Interest and proceeds that are not so invested or reinvested shall be deposited and held in the Cash Account.

      Section 5.03 Sale of Collateral. (a) The Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Agent, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any

                                                                       EXHIBIT M

public or private sale) to the Pledgor or any other person (all of which demands and/or notices are hereby waived by the Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere in such manner as is commercially reasonable and as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral o sold. The Pledgor further agrees, at the Agent's request, to assemble the Collateral, and to make it available to the Agent at places which the Agent may reasonably select. To the extent permitted by applicable law, each purchaser or purchasers at any such sale shall hold any Collateral purchased absolutely free from any claim or right of the Pledgor and, to the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Agent arising out of the foreclosure, repossession, retention or sale of the Collateral except to the extent that a court of competent jurisdiction shall have determined by final nonappealable judgment that any action taken by the Agent or any Secured Party with respect to such foreclosure, repossession, retention or sale constitutes gross negligence or willful misconduct.

            (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Agent shall give the Pledgor ten days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Agent shall not be required or obligated to make any such sale pursuant to any such notice. The Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. At any public sale made pursuant to this Section any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Pledgor (all rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from the Pledgor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without her accountability to the Pledgor therefor to the fullest extent permitted under applicable law. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement, and, to the fullest extent permitted under applicable law, the Pledgor shall not be entitled to the red of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent

                                                                       EXHIBIT M

shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.

            (c) The proceeds of any sale of Collateral pursuant to this Section
5.03 shall be applied by the Agent as follows:

                  FIRST, to the payment of all reasonable costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including all reasonable court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of the Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Pledgor, its successors or assigns, or as a
            court of competent jurisdiction in a final nonappealable judgment may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

      Section 5.04 Additional Rights of the Agent. Upon the occurrence and during the continuance of an Event of Default:

            (a) The Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

            (b) The Agent shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any person then liable for the payment of any of the Secured Obligations or the then value of the Collateral, and without requiring any bond from any

                                                                       EXHIBIT M

party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Agent or any other Secured Party) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Agent and the other Secured Parties, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

      Section 5.05 Securities Act, Etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any such Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent and the other Secured Parties in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Agent may, with respect to any sale of Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof.

      Accordingly, the Pledgor expressly agrees that the Agent is authorized, in connection with any sale of the Pledged Securities, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under, the Federal Securities Laws and may not be disposed of in violation of the provision of the Federal Securities Laws and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law (excluding the registration of such securities under the provisions of the Federal Securities Laws or state securities laws). The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor, the Agent and the other Secured Parties that the provisions of this Section 5.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells the Pledged Securities. The Agent shall be under

                                                                       EXHIBIT M

no obligation to delay a sale of any Pledged Securities for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

      Section 5.06 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Agent in this Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

            (b) If the Agent shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, the Pledgor and the Agent shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Agreement, and thereafter all rights, remedies and powers of the Agent shall continue as though no such proceedings had been taken.

            (c) All rights of action under this Agreement may be enforced by the Agent without the possession of any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Agent shall be brought in its name and any judgment shall be held as part of the Collateral.

      Section 5.07 Waiver and Estoppel. (a) The Pledgor, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or, redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Agreement and the Pledgor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Agent in this Agreement but will permit the execution of every such power as though no such law were in force; provided, that, nothing contained in this Section 5.07 shall be construed as a waiver of any rights of the Pledgor under any applicable Federal bankruptcy law.

            (b) The Pledgor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

                                                                       EXHIBIT M

            (c) The Pledgor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Amended Agreement) in connection with this Agreement and any action taken by the Agent with respect to the Collateral.

      Section 5.08 Power of Attorney. The Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Agent's discretion for the purpose of cueing out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor to do the following:

            (a) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

            (b) upon the occurrence and during the continuance of any Event of Default and otherwise to the extent provided in this Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Agent or as the Agent shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (v) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (vi) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the option of the Agent and the Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

      The Pledgor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

      Except as provided by law or the UCC or its equivalent, nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and the Agent shall not be liable hereunder for any action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof (other than any action or inaction that a court of competent jurisdiction shall have determined by final and nonappealable judgment to constitute gross negligence or willful misconduct). It is understood and agreed that the appointment of the Agent as the agent of the Pledgor for the purposes set forth above in thus Section 5.08 is coupled with an interest and is irrevocable. The provisions of this Section
5.08 shall in no event relieve the Pledgor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent of any other or

                                                                       EXHIBIT M

further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

                                   ARTICLE VI
                                  MISCELLANEOUS

      Section 6.01 Notices. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy and shall be given to such party at its address or telecopy number set forth, in the case of the Agent, in Section 9.01 of the Amended Agreement and, in the case of the Pledgor, on the signature pages hereof or at any other address or telecopy number which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 6.01.

      Section 6.02 Survival of Agreement. All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the issuance by the Issuing Bank of Letters of Credit and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired, all Letter of Credit Disbursements have been reimbursed in full.

      Section 6.03 Counterparts; Effectiveness. (a) This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

            (b) This Agreement shall become effective as to the Pledgor when a counterpart hereof executed on behalf of the Pledgor shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon the Pledgor and the Agent and their respective successors and assigns, subject to the terms of Section 6.135 hereof, and shall inure to the benefit of the Pledgor, the Agent and the other Secured Parties and their respective successors and assigns, subject to the terms of
Section 6.45 hereof. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

                                                                       EXHIBIT M

      Section 6.04 Waivers; Amendment. (a) To the fullest extent permitted under applicable law, no failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or her exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Pledgor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.48 of the Amended Agreement.

      Section 6.05 Assignments. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Amended Agreement (including all or any portion of its Commitment and the Loans owing to it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise. The Pledgor shall not be permitted to assign, transfer or delegate any of its rights or obligations under this Agreement (and any such purported assignment, transfer or delegation without such consent shall be void).

      Section 6.06 Savings Clause. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such invalid, illegal or unenforceable provision with respect to any other party, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 6.07 GOVERNING LAW. THIS AGREEMENT SHALL SQL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      Section 6.08 Entire Agreement. This Agreement and the other Loan Documents to which the Pledgor is a party constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents to which the Pledgor is a party. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and the Secured Parties, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      Section 6.09 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      Section 6.10 Agent's Fees and Expenses; Indemnification. (a) The Pledgor agrees to pay upon demand all reasonable out-of-pocket expenses incurred by the Agent in connection with (i) the preparation, execution and administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral of the Pledgor, (iii) the exercise, enforcement or protection of any of the rights of the Agent hereunder or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof, including the fees, charges and disbursements of (x) McGuire Woods LLP, counsel for the Agent, (y) any third party consultants retained by the Agent as permitted by the Amended Agreement and (z) any one counsel for the Agent hired in connection with the enforcement or protection of the rights of the Secured Parties hereunder.

            (b) Without limitation of its indemnification obligations under the other Loan Documents, the Pledgor agrees, to the fullest extent permitted under applicable law, to indemnify the Agent and the other Indemnified Parties against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnified Party is a party thereto; provided, that, such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

            (c) Any such amounts payable as provided hereunder shall be additional obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

      Section 6.11 The Agent's Duties. The powers conferred on the Agent hereunder shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession (subject to casualties or other events of force majeure) and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Securities, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any

                                                                       EXHIBIT M
Collateral in its possession if such Collateral is safeguarded in a reasonable manner.

      Section 6.12 Submission to Jurisdiction. (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such North Carolina State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided bylaw. Nothing in this Agreement shall affect any right that the Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Pledgor or its properties in the courts of any jurisdiction.

            (b) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. The Pledgor hereby irrevocably appoints with an address on the date hereof at (the "North Carolina Process Agent"), as process agent in its name, place and stead to receive and forward service of any and all writs, summonses and other legal process in any suit, action or proceeding brought in the State of North Carolina, agrees that such service in any such suit, action or proceeding may be made upon the North Carolina Process Agent and agrees to take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that the Pledgor will at all times have an agent in the State of North Carolina for service of process for the above purposes. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                                                                       EXHIBIT M

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                              BANK OF AMERICA, N.A.,
                              as Agent
                              By:.______________________________________________
                              Its:______________________________________________
                              Title: ___________________________________________
                              Address:__________________________________________
                                 _______________________________________________
                              Telecopy:_________________________________________


                              TED SURGICAL PARTNERS INTERNATIONAL, INC.,
                               a Delaware corporation

                              By:_______________________________________________
                              Its:______________________________________________
                              Name: United Surgical Partners International, Inc. 17103 Preston Road, Suite 200 North
                              Dallas, Texas 75248
                              Attention: Chief Financial Officer
                              Telecopy: (972) 713-3550

                                  Schedule 2.02

                          Commitments; Notice Addresses

Bank of America, N. A.                   $20,000,000                44.4444444%

AmSouth Bank of Tennessee                $15,000,000                33.3333333%

National City Bank of Kentucky           $10,000,000                22.2222222%

AmSouth Bank
315 Deaderick Street
Nashville, TN 37237
Attn: Cathy Wind
Healthcare Banking

Bank of America, N.A.
700 Louisiana Street
8th Floor
Houston, Texas 77002
Attn: Larry J. Gordon
Telephone: (713) 247-6619
Telecopy No.: (713) 247-6719

with a copy to:

Bank of America, N.A.
Bank of America Corporate Center
NCI-007-17-11
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Terry B. Kelley
Telephone: (704) 387-2112
Telecopy No.: (704) 388-6002 and (704) 409-0486

All Notices of Borrowing/Conversion to the Lender at the following address:

Bank of America, N.A.
Independence Center, 15th Floor
NCI-041-15-11
100 North Tryon Street
Charlotte, North Carolina 28255-0001
Attention: James D. Young, Credit Services
Telephone: (704) 386-9372
Telecopy No.: (704) 409-0030

National City Bank of Kentucky
101 So. Fifth St.
Louisville, KY 40202

                                  Schedule 3.05
                                   Liabilities

                                      None

                                  Schedule 3.08

                                  Subsidiaries

                         See attached excel spreadsheet

                                  Schedule 3.08
                        OrthoLink Physicians Corporation
                                  Subsidiaries

-----------------------------------------------------------------------------------------------------------------------------------
                                               States Where                                Other Property
                                               Qualified to      Chief Executive          Locations (full
                                  State of          do         Office (Full Address      address including         Names/Prior
 0       Name of Subsidiary      Corporation     Business       including County)              County           Locations (if any)
-----------------------------------------------------------------------------------------------------------------------------------
 1   OrthoLink ASC Corporation       TN             TN        Williamson County 103             N/A                    N/A
                                                                Powell Court Suite
                                                                350 Brentwood, TN
                                                                      37027
-----------------------------------------------------------------------------------------------------------------------------------
 2     OrthoLink Occupational        TN             TN        Williamson County 103             N/A                    N/A
         Medicine Services                                      Powell Court Suite
            Corporation                                         350 Brentwood, TN
                                                                      37027
-----------------------------------------------------------------------------------------------------------------------------------
 3     OrthoLink of Colorado,        CO             CO          Eagle County 181W.      Eagle County 181 W.            N/A
                Inc.                                          Meadow Drive Vail, CO      Meadow Drive Vail,
                                                                      81657                   CO 81657
-----------------------------------------------------------------------------------------------------------------------------------
 4   Tennessee Musculoskeletal       TN             TN         Williamson Count 103             N/A                    N/A
           Network, Inc.                                        Powell Court Suite
                                                                350 Brentwood, TN
                                                                      37027
-----------------------------------------------------------------------------------------------------------------------------------
 5    Georgia Musculoskeletal        GA             GA          Fulton County 5901       Fulton County 5901            N/A
           Network, Inc.                                        Peachtree Dunwoody       Peachtree Dunwoody
                                                                  Road Suite 300           Road Suite 300
                                                                Atlanta, GA 30328        Atlanta, GA 30328
-----------------------------------------------------------------------------------------------------------------------------------
 6       Ortho Excel, Inc.           DE             OH         Franklin County 8001       Franklin County        Endow Healthcare
                                                               Ravine's Edge Court       8001 Ravine's Edge       Designs, Inc.
                                                               Suite 1000 Columbus,       Court Suite 100        8101 N. High St.
                                                                     OH 43235            Columbus, OH 43235         Suite 370
                                                                                                                Columbus, OH 43236
-----------------------------------------------------------------------------------------------------------------------------------
 7      MedCenter Management         DE           OH,TX        Franklin County 8001       Franklin County       8101 N. High St.,
           Services, Inc.                                      Ravine's Edge Court       8001 Ravine's Edge         Suite 370
                                                               Suite 1000 Columbus,       Court Suite 100       Columbus, OH 43235
                                                                     OH 43235            Columbus, OH 3235
---------------------------------


                                                          Name of Holder of 1170% of                                    Number of
 0       Name of Subsidiary         Name of Subsidiary               Stock             Class of Stock    Par Value       Shares
------------------------------------------------------------------------------------------------------------------------------------
 1   OrthoLink ASC Corporation      OrthoLink ASC Corp       OrthoLink Physicians          Common           -NO-          1000
                                                                  Corporation


------------------------------------------------------------------------------------------------------------------------------------
 2     OrthoLink Occupational             OOMSC                      "OPC"                 Common           -NO-          1000
         Medicine Services
            Corporation

------------------------------------------------------------------------------------------------------------------------------------
 3     OrthoLink of Colorado,          OrthoLink of                  "OPC"                 Common           -NO-         440.772
                Inc.                  Colorado, Inc.

------------------------------------------------------------------------------------------------------------------------------------
 4   Tennessee Musculoskeletal          Tennessee                    "OPC"                 Common           -NO-          1000
           Network, Inc.             Musculoskeletal
                                      Network, Inc.

------------------------------------------------------------------------------------------------------------------------------------
 5    Georgia Musculoskeletal          Georgia, In                   "OPC"                 Common           -NO-          1000
           Network, Inc.


------------------------------------------------------------------------------------------------------------------------------------
 6       Ortho Excel, Inc.         MedCenter Management              "OPC"                 Common        #0.000001       648.111
                                      Services, Inc.
                                   Medical Documenting
                                      Systems, Inc.

------------------------------------------------------------------------------------------------------------------------------------
 7      MedCenter Management               N/A                 Ortho Excel, Inc.           Common           -NO-           100
           Services, Inc.


------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 8      Medical Documenting          DE             OH         Franklin County 8001       Franklin County       8101 N. High St.,
           Systems, Inc.                                       Ravine's Edge Court       8001 Ravine's Edge         Suite 370
                                                               Suite 1000 Columbus,       Court Suite 100       Columbus, OH 43235
                                                                     OH 43235            Columbus, OH 3235
-----------------------------------------------------------------------------------------------------------------------------------
 9     OrthoLink/Georgia ASC,        GA             GA        Williamson County 103             N/A                    N/A
             Inc. (GA)                                          Powell Court Suite
                                                                350 Brentwood, TN
                                                                      37027
-----------------------------------------------------------------------------------------------------------------------------------
10   OrthoLink/New Mexico ASC,       GA             NM         201 Cedar S.E. Suite             N/A                    N/A
             Inc. (GA)                                         7650 Albuquerque, NM
-----------------------------------------------------------------------------------------------------------------------------------
11     OrthoLink/TN ASC, Inc.        TN             TN        Williamson County 103             N/A                    N/A
                (TN)                                            Powell Court Suite
                                                                350 Brentwood, TN
                                                                      37027
-----------------------------------------------------------------------------------------------------------------------------------
12      OrthoLink Securities         TN             TN        Williamson County 103             N/A                    N/A
             Corp. (TN)                                         Powell Court Suite
                                                                350 Brentwood, TN
                                                                      37027
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 8      Medical Documenting           N/A                 Ortho Excel, Inc.           Common          $1.00           100
           Systems, Inc.


----------------------------------------------------------------------------------------------------------------------------------
 9     OrthoLink/Georgia ASC,         N/A             OrthoLink ASC Corporation       Common          $1.00          1,000
             Inc. (GA)


----------------------------------------------------------------------------------------------------------------------------------
10   OrthoLink/New Mexico ASC,        N/A             OrthoLink ASC Corporation       Common          $1.00          1,000
             Inc. (GA)
----------------------------------------------------------------------------------------------------------------------------------
11     OrthoLink/TN ASC, Inc.         N/A             OrthoLink ASC Corporation       Common            NO            100
                (TN)


----------------------------------------------------------------------------------------------------------------------------------
12      OrthoLink Securities          N/A               OrthoLink Physicians          Common            NO           1,000
             Corp. (TN)                                      Corporation


----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 3.09
                        Litigation; Compliance with Laws

1. Diane M. Goodman vs. Gary Simon, M.D., Horizon Orthopaedics & Sports Medicine, P.C., and Ortholink Physicians Corporation, Sate Court of Fulton County, State of Georgia, Civil Action No. 98 US 01375120 filed March 5, 1998, personal injuries due to negligent care, unspecified amount of damages.

2. Wendi Roth and Gary Roth vs. Richard J. Hawkins, M.D.; Steadman Hawkins Clinic; OrthoLink of Colorado, Inc., et. al., District Court, County of Arapahoe, State of Colorado, Civil Action No. 98-CV-785, filed April 16, 1998, personal injuries due to negligent medical care relating to a severed radial nerve, Jury request, unspecified damages.

3. Don Wayne Whitehead and Jackie T. Whitehead vs. Tennessee Orthopaedic Clinic, P.A., Howard R. Brown, M.D., Fort Sanders Regional Medical Center, Knox County Circuit Court, Tennessee, No. 2-656-98, filed October 22, 1998, personal injuries due to negligent medical care, Jury demand unspecified damages.

4. Geraldine Thompson and Maury Thompson vs. Dr. Barrett F. Rosen and Tennessee Orthopaedic Alliance, P.A., No. 98 C 2854, filed Circuit Court Davidson County, Tennessee, injuries from negligence, seeking $250,000 damages and jury trial.

5. Sandra Icke and John Icke vs. Pacific Indemnity d/b/a Chubb Group of Insurance Companies OrthoLink of Colorado, Inc., d/b/a Steadman Hawkins Denver Clinic, Health South Corporation, Centrum Surgery Center, Ltd., The Farmers Insurance Group, Rocky Mountain UFCW Unions & Employers Health Benefit Plan, et. al. relating to a workers' compensation insurer's subrogation claim and temporary total disability benefits, District Court, County of Denver, State of Colorado, Case No. OOCV5365, filed July 6, 2000. Claim amount not specified at this time.

6. Potential claim asserted by Jean Fleming against Stuart Wetzel, M.D. and others, as reported to American Continental Insurance Company on March 7, 2000. Claim amount not specified at this time.

7. Potential claim asserted by Kenneth Todd Fargason against Hartley L. Falbaum, M.D. and others, as reported to American Continental Insurance Company on March 7, 2000. Claim amount not specified at this time.

                                  Schedule 3.10

                               Material Contracts

                                  See Attached

                                  Schedule 3.10

                               Material Contracts

Orthopaedic Foot & Ankle Center, Inc.

Amendment to Services Agreement dated as of January 1, 2001, by and between Orthopaedic Foot & Ankle Center, Inc. and OrthoLink Physicians Corporation.

Service Agreement dated as of July 1, 1998 by and between Orthopaedic Foot & Ankle Center, Inc. and OrthoLink Physicians Corporation.

Resurgens, P. C.

Amendment to Services Agreement dated as of January 1, 2001, by and between Resurgens, P. C. and OrthoLink Physicians Corporation.

Service Agreement dated as of April 1, 1997 by and between Resurgens, P. C. and OrthoLink Physicians Corporation.

New Mexico Orthopaedics

Amendment to Services Agreement dated as of January 1, 2001, by and between New Mexico Orthopaedics and OrthoLink Physicians, Corporation.

Service Agreement dated as of December 1, 1997 by and between New Mexico Orthopaedics and OrthoLink Physicians Corporation.

Jimmy A. Spivey

Amendment to Services Agreement dated as of January 1, 2001, by and between Jimmy A. Spivey and OrthoLink Physicians Corporation.

Service Agreement dated as of January I, 1999 by and between Jimmy A. Spivey and OrthoLink Physicians Corporation.

Tennessee Orthopaedic Clinic, P. C.

Amendment to Services Agreement dated as of January 1, 2001, by and between Tennessee Orthopaedic Clinic, P. C. and OrthoLink Physicians Corporation.

Service Agreement dated as of July 15, 1997 by and between Tennessee Orthopaedic Clinic, P. C. and OrthoLink Physicians Corporation.

Tennessee Orthopaedic Alliance, P. A.

Amendment to Services Agreement dated as of January 1, 2001, by and between Tennessee Orthopaedic Alliance, P. A. and OrthoLink Physicians Corporation.

Service Agreement dated as of October 30, 1996 by and between Tennessee Orthopaedic Alliance, P. A. and OrthoLink Physicians Corporation.

Watauga Orthopaedics, PLC

Amendment to Services Agreement dated as of January 1, 2001, by and between Watauga Orthopaedics, PLC and OrthoLink Physicians Corporation.

Service Agreement dated as of December 1, 1997 by and between Watauga Orthopaedics, PLC and OrthoLink Physicians Corporation.

Steadman Hawkins Clinic

Amendment to Services Agreement dated as of January 1, 2001, by and between Steadman Hawkins Clinic and OrthoLink Physicians Corporation.

Service Agreement dated as of July 1, 1997 by and between Steadman Hawkins Clinic and OrthoLink Physicians Corporation.

Orthopaedics of Jackson Hole

Amendment to Services Agreement dated as of January 1, 2001, by and between Orthopaedics of Jackson Hole and OrthoLink Physicians Corporation.

Service Agreement dated as of July 1, 1998 by and between Orthopaedics of Jackson Hole and OrthoLink Physicians Corporation.

Joint Implant Surgeons, Inc.

Amendment to Services Agreement dated as of January 1, 2001, by and between Joint implant Surgeons, Inc. and OrthoLink Physicians Corporation.

Service Agreement dated as of August 1, 1998 by and between Joint Implant Surgeons, Inc. and OrthoLink Physicians Corporation.

Specialized Orthopaedics & Sports Medicine

Amendment to Services Agreement dated as of January 1, 2001, by and between Specialized Orthopaedics & Sports Medicine and OrthoLink Physicians Corporation.

Service Agreement dated as of September 15, 1998 by and between Specialized Orthopaedics & Sports Medicine and OrthoLink Physicians Corporation.

University Orthopaedic Physicians, Inc.

Amendment to Services Agreement dated as of January 1, 2001, by and between University Orthopaedic Physicians, Inc. and OrthoLink Physicians Corporation.

Service Agreement dated as of July 1, 1999 by and between University Orthopaedic Physicians, Inc. and OrthoLink Physicians Corporation.

Sports Medicine Grant, Inc.

Amendment to Services Agreement dated as of January 1, 2001, by and between Sports Medicine Grant, Inc. and OrthoLink Physicians Corporation.

Service Agreement dated as of August 15, 1998 by and between Sports Medicine Grant, Inc. and OrthoLink Physicians Corporation.

Leonard R. Janis, D.P.M., Inc.

Amendment to Services Agreement dated as of January 1, 2001, by and between Leonard R. Janis, D.P.M., Inc. and OrthoLink Physicians Corporation.

Service Agreement dated as of August 15, 1998 by and between Leonard R. Janis, D.P.M., Inc. and OrthoLink Physicians Corporation.

Lawrenceville Surgery Center, LLC

Management Services Agreement by and between Lawrenceville Surgery Center, LLC and OrthoLink Ambulatory Surgery Center Corporation dated as of December 15, 1999.

Baptist Surgery Center, LP

Management Services Agreement by and between Baptist Surgery Center, LP and OrthoLink Ambulatory Surgery Center Corporation dated as of November 1, 1998.

Amendment to Management Services Agreement dated as of January 10, 2001, by and between Baptist Surgery Center, LP and OrthoLink Ambulatory Surgery Center Corporation.

East-West Surgery Center, LP

Management Services Agreement by and between East-West Surgery Center, LP and OrthoLink Ambulatory Surgery Center Corporation dated as of September 1, 2000.

Mountain Empire Surgery Center, LP

Management Services Agreement by and between Mountain Empire Surgery Center, LP and OrthoLink Ambulatory Surgery Center Corporation dated as of August 18, 1999.

New Mexico Orthopaedic Surgery Center, LP

Management Services Agreement by and between New Mexico Orthopaedic Surgery Center, LP and OrthoLink Ambulatory Surgery Center Corporation dated as of February 29, 2000.

Teton Outpatient Services, LLC

Management Services Agreement by and between Teton Outpatient Services, LLC and OrthoLink Ambulatory Surgery Center Corporation dated as of October 1, 1999.

Resurgens Surgery Center, LLC

Management Services Agreement by and between Resurgens Surgery Center, LLC and OrthoLink Physicians Corporation dated as of October 28, 1998.

Roswell Surgery Center, LLC

Management Services Agreement by and between Roswell Surgery Center, LLC and OrthoLink Ambulatory Surgery Center Corporation dated as of December 14, 1999.

Parkwest Surgery Center, LP

Management Services Agreement by and between Parkwest Surgery Center, LP and OrthoLink Ambulatory Surgery Center Corporation dated as of June 6, 2000.

Whitehall Surgery Center, LTD

Management Services Agreement by and between Whitehall Surgery Center, LTD and OrthoLink Ambulatory Surgery Center Corporation dated as of March 20, 2000.

Upper Arlington Surgery Center, LTD

Management Services Agreement by and between Upper Arlington Surgery Center, LTD and OrthoLink Ambulatory Surgery Center Corporation dated as of March 20, 2000.

OrthoLink Physicians Corporation

Securities Purchase Agreement, dated as of October 30, 1996 among Borrower, Welsh Carson Anderson & Stowe VII, L.P. and the other Purchasers named in
Schedule I thereto.

Agreement and Plan of Merger dated December 6, 2000 among United Surgical Partners International, Inc., OrthoLink Physicians Corporation Acquisition Corporation and OrthoLink Physicians Corporation.

USPI Agreement between United Surgical Partners International, Inc., OrthoLink Physicians Corporation, OPC Financial Corporation, and Bank of America, N.A. dated as of, 2001.

Credit Agreement dated as of June 29, 1999 among United Surgical Partners International, Inc. and Chase Bank of Texas National Association as amended pursuant to the First Amendment to Credit Agreement by and among United Surgical Partners International, Inc., Chase Bank of Texas National Association and OrthoLink Physicians Corporation as signatories for purposes of Sections 13 and 19.

OrthoExcel Service Agreements

Grandview Hospital

Orthopedic Services Management Agreement by and between MedCenter Management Services, Inc. and Grandview Hospital dated as of November 1, 2000.

Lutheran Hospital of Indiana

Advisory Services Agreement by and between MedCenter Management Services, Inc. and Lutheran Hospital of Indiana dated as of January 25, 2000.

Ohio State University

Consulting Service Agreement by and between MedCenter Management Services, Inc. and The Ohio State University on behalf of University Hospital and The Ohio State University Hospitals East dated as of Jane 25, 1999.

Orthopedic & Neurological Surgeons, LLC

Advisory Services Agreement by and between MedCenter Management Services, Inc. and Orthopedic & Neurological Surgeons, LLC dated as of August 1, 2000.

Doctors North Hospital

Orthopedic and Neurological Services Management Agreement by and between MedCenter Management Services, Inc. and Doctors Ohio Health Corporation on behalf of Doctors North Hospital dated as of August 1, 2000.

O.O.M.S., LTD.

Service Agreement by and between MedCenter Management Services, Inc. and O.O.M.S., LTD. dated as of March 1, 2000.

Ohio Orthopedic Institute, LTD.

Service Agreement by and between MedCenter Management Services, Inc. and Ohio Orthopedic Institute, LTD. dated as of March 2, 2000.

Grant/Riverside Methodist Hospitals Corporation

Third Management Agreement by and between MedCenter Management Services, Inc. and Grant/Riverside Methodist Hospitals Corporation dated as of March 15, 2000.

                                  Schedule 3.18

                                     Filings

OrthoLink Physicians Corporation

Tennessee Secretary of State
Delaware Secretary of State

OrthoLink ASC Corporation

Tennessee Secretary of State

OrthoLink Occupational Medicine Services Corporation

Tennessee Secretary of State
Alabama Secretary of State

OrthoLink of Colorado, Inc.

Colorado Secretary of State
Tennessee Secretary of State

Tennessee Musculoskeletal Network, Inc.

Tennessee Secretary of State

Georgia Musculoskeletal Network, Inc.

Fulton County, George (or any other county in Georgia)
Tennessee Secretary of State

Ortho Excel, Inc.

Delaware Secretary of State
Ohio Secretary of State
Tennessee Secretary of State

MedCenter Management Services, Inc.

Delaware Secretary of State
Ohio Secretary of State
Tennessee Secretary of State

Medical Documenting Systems, Inc.

Ohio Secretary of State
Tennessee Secretary of State
Delaware Secretary of State

OPC Financial Corporation

Texas Secretary of State
Tennessee Secretary of State
Delaware Secretary of State

OrthoLink/Georgia ASC, Inc.

Fulton County, Georgia (or any other county in Georgia)
Tennessee Secretary of State

OrthoLink/New Mexico ASC, Inc.

Fulton County, Georgia (or any other county in Georgia)
Tennessee Secretary of State
New Mexico Secretary of State

OrthoLink/TN ASC, Inc.

Tennessee Secretary of State

OrthoLink Securities Corporation

Tennessee Secretary of State

                                  Schedule 6.01
                                  Indebtedness

Lease Agreement dated February 10, 2000 between OrthoLink Physicians Corporation and Fleet Healthcare Finance secured by furniture, fixtures, equipment, and leasehold improvements located at New Mexico Orthopaedic Associates, Albuquerque New Mexico. Original loan amount $5,000,000.

Continuing Guaranty ("Guaranty") by OrthoLink Physicians Corporation, a Delaware Corporation, ("Guarantor"), in favor of AmSouth Bank, a national banking association with its principal offices in Nashville, Tennessee ("Lender") dated October 29, 1999 for Mountain Empire Surgery Center. Guaranty amount $1,550,000.

                                  Schedule 6.02
                                      Liens

UCC-1 filed in favor of Fleet Healthcare Financing against furniture, fixtures, equipment, and leasehold improvements located at New Mexico,Urthopaedic Associates, Albuquerque, New Mexico.

                                  Schedule 6.04

                                   Investments

                         See attached excel spreadsheet

                                  Schedule 6.04
                        OrthoLink Physicians Corporation
                                   Investments

--------------------------------------------------------------------------------------------------------------------------
                                                        States Where                               Other Property
                                                        Qualified to  Chief Executive Office       Locations (full
                                         State of       do            (Full Address including      address including
0     Name of Subsidiary                 Corporation    Business      County)                      County
--------------------------------------------------------------------------------------------------------------------------
1     OrthoLink ASC Corporation          TN             TN            Williamson County 103        N/A
                                                                      Powell Court Suite 350
                                                                      Brentwood, TN 37027
--------------------------------------------------------------------------------------------------------------------------
2     OrthoLink Occupational Medicine    TN             TN            Williamson County 103        N/A
      Services Corporation                                            Powell Court Suite 350
                                                                      Brentwood, TN 37027
--------------------------------------------------------------------------------------------------------------------------
3     OrthoLink of Colorado, Inc.        CO             CO            Eagle County 181W. Meadow    Eagle County 181 W.
                                                                      Drive Vail, CO 81657         Meadow Drive Vail, CO
                                                                                                   81657
--------------------------------------------------------------------------------------------------------------------------
4     Tennessee Musculoskeletal          TN             TN            Williamson Count 103         N/A
      Network, Inc.                                                   Powell Court Suite 350
                                                                      Brentwood, TN 37027
--------------------------------------------------------------------------------------------------------------------------
5     Georgia Musculoskeletal            GA             GA            Fulton County 5901           Fulton County 5901
      Network, Inc.                                                   Peachtree Dunwoody Road      Peachtree Dunwoody
                                                                      Suite 300 Atlanta, GA        Road Suite 300
                                                                      30328                        Atlanta, GA  30328
--------------------------------------------------------------------------------------------------------------------------
6     Ortho Excel, Inc.                  DE             OH            Franklin County 8001         Franklin County 8001
                                                                      Ravine's Edge Court Suite    Ravine's Edge Court
                                                                      1000 Columbus, OH 43235      Suite 100 Columbus,
                                                                                                   OH 43235
--------------------------------------------------------------------------------------------------------------------------
7     MedCenter Management Services,     DE             OH,TX         Franklin County 8001         Franklin County 8001
      Inc.                                                            Ravine's Edge Court Suite    Ravine's Edge Court
                                                                      1000 Columbus, OH 43235      Suite 100 Columbus,
                                                                                                   OH  3235
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Names/Prior Locations                              Name of Holder of   Class of
0   Name of Subsidiary                 (if any)                   Name of Subsidiary      1170% of Stock      Stock    Par Value
-----------------------------------------------------------------------------------------------------------------------------------
1   OrthoLink ASC Corporation          N/A                        OrthoLink ASC Corp      OrthoLink           Common      -NO-
                                                                                          Physicians
                                                                                          Corporation
-----------------------------------------------------------------------------------------------------------------------------------
2   OrthoLink Occupational Medicine    N/A                        OOMSC                   "OPC"               Common      -NO-
    Services Corporation

-----------------------------------------------------------------------------------------------------------------------------------
3   OrthoLink of Colorado, Inc.        N/A                        OrthoLink of Colorado,  "OPC"               Common      -NO-
                                                                  Inc.

-----------------------------------------------------------------------------------------------------------------------------------
4   Tennessee Musculoskeletal          N/A                        Tennessee               "OPC"               Common      -NO-
    Network, Inc.                                                 Musculoskeletal
                                                                  Network, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
5   Georgia Musculoskeletal            N/A                        Georgia, In             "OPC"               Common      -NO-
    Network, Inc.


-----------------------------------------------------------------------------------------------------------------------------------
6   Ortho Excel, Inc.                  Endow Healthcare           MedCenter Management    "OPC"               Common      #0.000001
                                       Designs, Inc. 8101 N.      Services, Inc. Medical
                                       High St. Suite 370         Documenting Systems,
                                       Columbus, OH 43236         Inc.
-----------------------------------------------------------------------------------------------------------------------------------
7   MedCenter Management Services,     8101 N. High St., Suite    N/A                     Ortho Excel, Inc.   Common      -NO-
    Inc.                               370 Columbus, OH 43235


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
0   Name of Subsidiary                Number of Shares
-----------------------------------------------------------
1   OrthoLink ASC Corporation            1000


-----------------------------------------------------------
2   OrthoLink Occupational Medicine      1000
    Services Corporation

-----------------------------------------------------------
3   OrthoLink of Colorado, Inc.          440.772


-----------------------------------------------------------
4   Tennessee Musculoskeletal            1000
    Network, Inc.

-----------------------------------------------------------
5   Georgia Musculoskeletal              1000
    Network, Inc.


-----------------------------------------------------------
6   Ortho Excel, Inc.                    648.111



-----------------------------------------------------------
7   MedCenter Management Services,       100
    Inc.


-----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
8     Medical Documenting Systems,       DE             OH            Franklin County 8001         Franklin County 8001
      Inc.                                                            Ravine's Edge Court Suite    Ravine's Edge Court
                                                                      1000 Columbus, OH 43235      Suite 100 Columbus,
                                                                                                   OH  3235
--------------------------------------------------------------------------------------------------------------------------
9     OrthoLink/Georgia ASC, Inc. (GA)   GA             GA            Williamson County 103        N/A
                                                                      Powell Court Suite 350
                                                                      Brentwood, TN 37027
--------------------------------------------------------------------------------------------------------------------------
10    OrthoLink/New Mexico ASC, Inc.     GA             NM            201 Cedar S.E. Suite 7650    N/A
      (GA)                                                            Albuquerque, NM
--------------------------------------------------------------------------------------------------------------------------
11    OrthoLink/TN ASC, Inc. (TN)        TN             TN            Williamson County 103        N/A
                                                                      Powell Court Suite 350
                                                                      Brentwood, TN 37027
--------------------------------------------------------------------------------------------------------------------------
12    OrthoLink Securities Corp. (TN)    TN             TN            Williamson County 103        N/A
                                                                      Powell Court Suite 350
                                                                      Brentwood, TN 37027
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
8     Medical Documenting Systems,       8101 N. High St., Suite    N/A         Ortho Excel, Inc.  Common     $1.00     100
      Inc.                               370 Columbus, OH 43235
----------------------------------------------------------------------------------------------------------------------------------
9     OrthoLink/Georgia ASC, Inc. (GA)   N/A                        N/A         OrthoLink ASC      Common     $1.00     1,000
                                                                                Corporation

----------------------------------------------------------------------------------------------------------------------------------
10    OrthoLink/New Mexico ASC, Inc.     N/A                        N/A         OrthoLink ASC      Common     $1.00     1,000
      (GA)                                                                      Corporation
----------------------------------------------------------------------------------------------------------------------------------
11    OrthoLink/TN ASC, Inc. (TN)        N/A                        N/A         OrthoLink ASC      Common     NO        100
                                                                                Corporation

----------------------------------------------------------------------------------------------------------------------------------
12    OrthoLink Securities Corp. (TN)    N/A                        N/A         OrthoLink          Common     NO        1,000
                                                                                Physicians
                                                                                Corporation
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